     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 1999



                                                      REGISTRATION NO. 333-45805
                                                                       811-08639


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                       POST-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-6


                   FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                    TRUSTS REGISTERED ON FORM N-8B-2    /X/
                            ------------------------


                      FARM BUREAU LIFE VARIABLE ACCOUNT II
                           (Exact Name of Registrant)


                       FARM BUREAU LIFE INSURANCE COMPANY
                              (Name of Depositor)
                            ------------------------

                             5400 UNIVERSITY AVENUE
                          WEST DES MOINES, IOWA 50266
                    (Address of Principal Executive Office)

                           STEPHEN M. MORAIN, ESQUIRE
                             5400 UNIVERSITY AVENUE
                          WEST DES MOINES, IOWA 50266
               (Name and Address of Agent for Service of Process)
                            ------------------------

                                    COPY TO:

                            STEPHEN E. ROTH, ESQUIRE
                        SUTHERLAND ASBILL & BRENNAN LLP
                         1275 PENNSYLVANIA AVENUE, N.W.
                          WASHINGTON, D.C. 20004-2415

    APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

    IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE
BOX):


    /X/ IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b) OF RULE 485;



    / / ON (DATE) PURSUANT TO PARAGRAPH (b) OF RULE 485;



    / /   DAYS AFTER FILING PURSUANT TO PARAGRAPH (a) OF RULE 485;


    / / ON (DATE) PURSUANT TO PARAGRAPH (a) OF RULE 485.

    TITLE OF SECURITIES BEING REGISTERED: FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      FARM BUREAU LIFE VARIABLE ACCOUNT II


                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
    ------------------------------------------------------------------------

                                   PROSPECTUS

                                  May 1, 1999


Farm Bureau Life Insurance Company is offering a flexible premium variable life insurance policy described in this prospectus. Farm Bureau ("we," "us" or "our") designed the policy: (1) to provide lifetime insurance protection to age 115; and (2) to permit the purchaser of a policy ("you," or "your") to vary premium payments and adjust the death proceeds payable under the policy.


Under the policy, we will pay:

    -  death proceeds upon the insured's death, and


    - a net surrender value or net accumulated value upon complete surrender or partial withdrawal of the policy.



You may allocate net premiums under a policy to one or more of the subaccounts of Farm Bureau Life Variable Account II (the "Variable Account"). Death proceeds may, and accumulated value will, vary with the investment experience of the Variable Account. Each subaccount invests exclusively in shares of the investment options listed below. Current prospectuses that describe the investment objectives and risks of each investment option must accompany or precede this prospectus.



EquiTrust Variable Insurance Series Fund:  T. Rowe Price Equity Series, Inc.:
  Value Growth Portfolio                     Equity Income Portfolio
  High Grade Bond Portfolio                  Mid-Cap Growth Portfolio
  High Yield Bond Portfolio                  New America Growth Portfolio
  Money Market Portfolio                     Personal Strategy Balanced Portfolio
  Blue Chip Portfolio                        T. Rowe Price International Series,
                                             Inc.:
                                             International Stock Portfolio
Fidelity Variable Insurance Products       Fidelity Variable Insurance Products Fund
  Fund:                                      II:
  Growth Portfolio                           Contrafund Portfolio
  Overseas Portfolio                         Index 500 Portfolio
                   Fidelity Variable Insurance Products Fund III:
                             Growth & Income Portfolio



You may also allocate net premiums to the Declared Interest Option, which is supported by our General Account. We credit amounts allocated to the Declared Interest Option with at least a 4% annual interest rate.


Please carefully consider replacing any existing insurance with the policy. Farm Bureau does not claim that investing in the policy is similar or comparable to investing in a mutual fund.

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE SECURITIES
        OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   Please read this prospectus carefully and retain it for future reference.

                                   Issued By:
                       Farm Bureau Life Insurance Company
                             5400 University Avenue
                          West Des Moines, Iowa 50266
                                 1-800-247-4170

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                                                                   PAGE
                                                                                                                   -----
DEFINITIONS...................................................................................................           3
SUMMARY OF THE POLICY.........................................................................................           5
FARM BUREAU LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT...................................................          10
      Farm Bureau Life Insurance Company......................................................................          10
      Iowa Farm Bureau Federation.............................................................................
      The Variable Account....................................................................................          10
      Investment Options......................................................................................          10
      Addition, Deletion or Substitution of Investments.......................................................          13
THE POLICY....................................................................................................          14
      Purchasing the Policy...................................................................................          14
      Premiums................................................................................................          15
      Examination of Policy (Cancellation Privilege)..........................................................          16
      Policy Lapse and Reinstatement..........................................................................          17
      Special Transfer Privilege..............................................................................          18
      Exchange Privilege......................................................................................          18
POLICY BENEFITS...............................................................................................          20
      Accumulated Value Benefits..............................................................................          20
      Transfers...............................................................................................          22
      Loan Benefits...........................................................................................          23
      Death Proceeds..........................................................................................          25
      Accelerated Payments of Death Proceeds..................................................................          27
      Benefits at Maturity....................................................................................          28
      Payment Options.........................................................................................          28
CHARGES AND DEDUCTIONS........................................................................................          30
      Premium Expense Charge..................................................................................          30
      Monthly Deduction.......................................................................................          30
      Transfer Charge.........................................................................................          32
      Partial Withdrawal Fee..................................................................................          33
      Surrender Charge........................................................................................          33
      Variable Account Charges................................................................................          33
THE DECLARED INTEREST OPTION..................................................................................          34
      General Description.....................................................................................          34
      Declared Interest Option Accumulated Value..............................................................          34
      Transfers, Partial Withdrawals, Surrenders and Policy Loans.............................................          35
GENERAL PROVISIONS............................................................................................          35
      The Contract............................................................................................          35
      Incontestability........................................................................................          35
      Change of Provisions....................................................................................          35
      Misstatement of Age or Sex..............................................................................          36
      Suicide Exclusion.......................................................................................          36
      Annual Report...........................................................................................          36
      Non-Participation.......................................................................................          36
      Ownership of Assets.....................................................................................          36
      Written Notice..........................................................................................          36
      Postponement of Payments................................................................................          36
      Continuance of Insurance................................................................................          37
      Ownership...............................................................................................          37
      The Beneficiary.........................................................................................          37
      Changing the Policyowner or Beneficiary.................................................................          38

                                                                                                                   PAGE
                                                                                                                   -----
      Additional Insurance Benefits...........................................................................          38
DISTRIBUTION OF THE POLICIES..................................................................................          38
FEDERAL TAX MATTERS...........................................................................................          39
      Introduction............................................................................................          39
      Tax Status of the Policy................................................................................          39
      Tax Treatment of Policy Benefits........................................................................          39
      Possible Tax Law Change.................................................................................          41
      Taxation of the Company.................................................................................          41
      Employment-Related Benefit Plans........................................................................          41
ADDITIONAL INFORMATION........................................................................................          42
FINANCIAL STATEMENTS..........................................................................................          49


                   The Policy is not available in all States.

This prospectus constitutes an offering only in those jurisdictions where such offering may lawfully be made.


Farm Bureau has not authorized any dealer, salesman or other person to give any information or make any representations in connection with this offering other than those contained in this prospectus. Do not rely on any such other information or representations.

--------------------------------------------------------------------------------

DEFINITIONS
--------------------------------------------------------------------------------


ACCUMULATED VALUE: The total amount invested under the Policy. It is the sum of the values of the Policy in each subaccount of the Variable Account, the value of the Policy in the Declared Interest Option and any outstanding Policy Debt.


ATTAINED AGE: The Insured's age on his or her last birthday on the Policy Date plus the number of Policy Years since the Policy Date.

BENEFICIARY: The person or entity the Policyowner named in the application, or by later designation, to receive the death proceeds upon the Insured's death.


BUSINESS DAY: Each day that the New York Stock Exchange is open for trading, except the day after Thanksgiving, the weekdays before and after Christmas (in
1999), the weekday after New Year's Day (in 2000) and any day on which the Home Office is closed because of a weather-related or comparable type of emergency and is unable to segregate orders and redemption requests received on that day.



COMPANY, WE, US, OUR: Farm Bureau Life Insurance Company.



DECLARED INTEREST OPTION: A part of the Company's General Account. Policyowners may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option. The Company credits Accumulated Value in the Declared Interest Option with interest at an annual rate guaranteed to be at least 4%.


DELIVERY DATE: The date when the Company issues the Policy and mails it to the Policyowner.

DUE PROOF OF DEATH: Proof of death that is satisfactory to the Company. Such proof may consist of the following if acceptable to the Company:

    (a) A certified copy of the death certificate;

    (b) A certified copy of a court decree reciting a finding of death; or

    (c) Any other proof satisfactory to the Company.

FUND: An open-end, diversified management investment company in which the Variable Account invests.

GENERAL ACCOUNT: The assets of the Company other than those allocated to the Variable Account or any other separate account.


GRACE PERIOD: The 61-day period beginning on the date the Company sends notice to the Policyowner that Net Accumulated Value or Net Surrender Value is insufficient to cover the monthly deduction.


HOME OFFICE: The Company's principal offices at 5400 University Avenue, West Des Moines, Iowa 50266.

INSURED: The person upon whose life the Company issues a Policy.

INVESTMENT OPTION: A separate investment portfolio of a Fund.


MATURITY DATE: The Insured's Attained Age 115. It is the date when the Policy terminates and the Policy's Accumulated Value less Policy Debt becomes payable to the Policyowner or the Policyowner's estate.


MONTHLY DEDUCTION DAY: The same date in each month as the Policy Date. The Company makes the monthly deduction on the Business Day coinciding with or immediately following the Monthly Deduction Day. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.")


NET ACCUMULATED VALUE: The Accumulated Value of the Policy reduced by any outstanding Policy Debt and increased by any unearned loan interest.



NET ASSET VALUE: The total current value of each Subaccount's securities, cash, receivables and other assets less liabilities.

NET PREMIUM: The amount of premium remaining after we deduct the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge"). The Company will allocate this amount, according to the Policyowner's instructions, among the Subaccounts of the Variable Account and the Declared Interest Option.


NET SURRENDER VALUE: The Surrender Value minus any Policy Debt plus any unearned loan interest.



PARTIAL WITHDRAWAL FEE: A fee we assess at the time of any partial withdrawal equal to the lesser of $25 or 2% of the amount withdrawn.


POLICY: The flexible premium variable life insurance policy we offer and describe in this prospectus, which term includes the Policy described in this prospectus, the Policy application, and any supplemental applications and any endorsements.

POLICY ANNIVERSARY: The same date in each year as the Policy Date.

POLICY DATE: The date set forth on the Policy data page which we use to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy. (See "THE POLICY--Purchasing the Policy.")

POLICY DEBT: The sum of all outstanding Policy Loans and any due and unpaid Policy Loan interest.

POLICY LOAN: An amount the Policyowner borrows from the Company using the Policy as the sole security. Interest on Policy Loans is payable in advance (for the remainder of the Policy Year) upon taking a Policy Loan and upon each Policy Anniversary thereafter (for the following Policy Year) until the Policy Loan is repaid.

POLICY MONTH: A one-month period beginning on a Monthly Deduction Day and ending on the day immediately preceding the next Monthly Deduction Day.

POLICYOWNER, YOU, YOUR: The person who owns a Policy. The original Policyowner is named in the application.

POLICY YEAR: A twelve-month period that starts on the Policy Date or on a Policy Anniversary.

SPECIFIED AMOUNT: The minimum death benefit payable under a Policy so long as the Policy remains in force. The Specified Amount as of the Policy Date is set forth on the data page in each Policy.

SUBACCOUNT: A subdivision of the Variable Account which invests exclusively in shares of a designated Investment Option of a Fund.


SURRENDER CHARGE: A charge we assess at the time of any surrender during the first six Policy Years and for six years following an increase in Specified Amount.



SURRENDER VALUE: The Accumulated Value minus the Surrender Charge.



TARGET PREMIUM: A premium amount specified by the Company. We use this amount to calculate the premium expense charge during periods when we declare a premium expense charge less than the 7% guaranteed premium expense charge. We may declare a lower percentage of premium expense charge on premiums paid in excess of the Target Premium during a Policy Year. We also use Target Premium to calculate registered representatives' compensation.


UNIT VALUE: The value determined by dividing each Subaccount's Net Asset Value by the number of units outstanding at the time of calculation.

VALUATION PERIOD: The period between the close of business (3:00 p.m. central time) on a Business Day and the close of business on the next Business Day.


VARIABLE ACCOUNT: Farm Bureau Life Variable Account II, a separate investment account the Company established to receive and invest the Net Premiums paid under the Policies.

--------------------------------------------------------------------------------


SUMMARY OF THE POLICY

--------------------------------------------------------------------------------

    The following is a summary of the Policy's features. Please read the entire Prospectus and the Policy for more detailed information. Unless otherwise indicated, the description of the Policy contained in this Prospectus assumes that the Policy is in force and that there is no outstanding Policy Debt.

THE POLICY

    - The Policy is a flexible premium variable life insurance policy providing for:

         -   death proceeds payable to the Beneficiary upon the Insured's death,


         -   the accumulation of Accumulated Value,



         -   withdrawal and surrender options, and


         -   loan privileges.


    - We normally issue a Policy for a minimum Specified Amount of $50,000, but we may issue Policies for lower Specified Amounts.


    - You have flexibility in determining the frequency and amount of premiums. (See "THE POLICY--Premiums.")

    - We do not guarantee the amount and/or duration of the life insurance coverage.


    - Accumulated Value may increase or decrease, depending upon the investment experience of the assets supporting the Policy. You bear the investment risk of any depreciation of, and reap the benefit of any appreciation in, the value of the underlying assets.



    - If the Insured is alive and the Policy is in force on the Maturity Date, we will pay you the Accumulated Value as of the end of the Business Day coinciding with or immediately following the Maturity Date, reduced by any outstanding Policy Debt.



    - CANCELLATION PRIVILEGE. You may examine and cancel the Policy by returning the Policy to us before midnight of the 20th day after you received the Policy. We will refund you the greater of:



         -   Premiums paid, or



         - the Accumulated Value on the Business Day we receive the Policy plus any charges we deducted. (See "THE POLICY--Examination of Policy (Cancellation Privilege).")


THE VARIABLE ACCOUNT

    - The Variable Account has 15 Subaccounts, each of which invests exclusively in one of the following Investment Options offered by the
        Funds:


        -  Value Growth Portfolio                             -  Personal Strategy Balanced Portfolio

        -  High Grade Bond Portfolio                          -  International Stock Portfolio

        -  High Yield Bond Portfolio                          -  Capital Appreciation Portfolio

        -  Money Market Portfolio                             -  Disciplined Stock Portfolio

        -  Blue Chip Portfolio                                -  International Equity Portfolio

        -  Equity Income Portfolio                            -  Small Cap Portfolio

        -  Mid-Cap Growth Portfolio                           -  Growth & Income Portfolio

        -  New America Growth Portfolio



    - You may instruct us to allocate Net Premiums and transfer Accumulated Values to any of the Subaccounts.

    -   We will allocate your initial premium to the Declared Interest Option.

    - We will automatically allocate, without charge, your Accumulated Value in the Declared Interest Option according to your allocation instructions upon the earlier of:


         (1) the date we receive a signed notice that you have received the Policy, or


         (2)  25 days after the Delivery Date.


    - If we receive Net Premiums before (1) or (2) above, we will allocate those monies to the Declared Interest Option.



    - We will allocate Net Premiums received after (1) or (2) above according to your allocation instructions.


THE DECLARED INTEREST OPTION


    - You may allocate or transfer all or a portion of the Accumulated Value to the Declared Interest Option, which guarantees a specified minimum rate of return (at least 4% annually). (See "THE DECLARED INTEREST OPTION.")


PREMIUMS

    -   You choose when to pay and how much to pay.


    - You must pay an initial premium that (when reduced by the premium expense charge) is enough to pay the first monthly deduction.



    - We deduct a premium expense charge from each payment. (See "CHARGES and DEDUCTIONS--Premium Expense Charge.")


POLICY BENEFITS


ACCUMULATED VALUE BENEFITS (SEE "POLICY BENEFITS--ACCUMULATED VALUE BENEFITS.")



    - Your Policy provides for a Accumulated Value. A Policy's Accumulated Value varies to reflect,



         -   the amount and frequency of premium payments,



         -   the investment experience of the Subaccounts,



         -   interest earned on Accumulated Value in the Declared Interest
             Option,



         -   Policy Loans,



         -   partial withdrawals and



         -   charges we assess under the Policy.



    -   You may fully surrender your Policy and receive the Net Accumulated
        Value.



    - You may obtain a partial withdrawal of your Net Accumulated Value (minimum $500) at any time before the Maturity Date.



    - A partial withdrawal or surrender may have federal income tax consequences. (See "FEDERAL TAX MATTERS".)


TRANSFERS (SEE "POLICY BENEFITS--TRANSFERS.")

    - You may transfer amounts (minimum $100) among the Subaccounts an unlimited number of times in a Policy Year.

    - You may make one transfer per Policy Year between the Subaccounts and the Declared Interest Option.


    - The first transfer in a Policy Year is free. We may deduct a $25 charge from the amount transferred on subsequent transfers in that Policy Year.

    - We do not count certain transfers for purposes of the one free transfer limit. (See "THE POLICY--Special Transfer Privilege"; and "THE POLICY--Premiums--Allocation of Net Premiums.")

LOANS (SEE POLICY BENEFITS--"LOAN BENEFITS.")


    - You may borrow up to 90% of the Policy's Accumulated Value, less any previously outstanding Policy Debt.



    -   We charge you a maximum annual interest rate of 5.5%.



    - We secure your loan by segregating in the Declared Interest Option an amount equal to the Policy Loan. We credit this amount with an effective annual rate of interest, equal to the greater of 4% or the current effective loan interest rate minus no more than 3%.


    - Policy Loans may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

DEATH PROCEEDS (SEE "POLICY BENEFITS--DEATH PROCEEDS.")

    -   The Policy contains two death benefit options:


         - Option A--the death benefit is the greater of the sum of the Specified Amount and the Policy's Accumulated Value, or the Accumulated Value multiplied by the specified amount factor for the Insured's Attained Age, as set forth in the Policy.



         - Option B--the death benefit is the greater of the Specified Amount, or the Accumulated Value multiplied by the specified amount factor for the Insured's Attained Age, as set forth in the Policy.


    - Under either death benefit option, so long as the Policy remains in force, the death benefit will not be less than the Specified Amount of the Policy on the date of death.

    - To determine the death proceeds, we reduce the death benefit by any outstanding Policy Debt and increase the death benefit by any unearned loan interest and any premiums paid after the date of death. We may pay the proceeds in a lump sum or in accordance with a payment option.

    -   You may change the Specified Amount or the death benefit option.

CHARGES (SEE "CHARGES AND DEDUCTIONS")

PREMIUM EXPENSE CHARGE


    - We deduct a Premium Expense Charge equal to a maximum of 7% of each premium up to the Target Premium, and 2% of each Premium in excess of the Target Premium. The remaining amount is the Net Premium.



ACCUMULATED VALUE CHARGES


    - Each month, we make a monthly deduction (that varies from month to month) equal to the sum of:

         -   a cost of insurance charge,

         -   the cost of any additional insurance benefits added by rider, and


         -   a $5 policy expense charge.



    - During the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount, the monthly deduction will include a first year monthly administrative charge of $0.05 per $1,000 of Specified Amount.



    - We apply a $5 first year monthly expense charge during the first 12 Policy Months.



    - Upon partial withdrawal of a Policy, we assess a charge equal to the lesser of $25 or 2% of the amount withdrawn.

    - Upon surrender of a Policy during the first six Policy Years, as well as during the first six Policy Years following an increase in Specified Amount, we apply a charge per $1,000 of Specified Amount which varies by age, sex, underwriting category and Policy Year (see APPENDIX C-- Maximum Surrender Charges").


    - We may deduct a $25 charge from the amount transferred on the second and subsequent transfers in a Policy Year.

CHARGES AGAINST THE VARIABLE ACCOUNT

    - We deduct a daily mortality and expense risk charge from the average daily net assets of each Subaccount. The charge equals an effective annual rate of .90%.

    - We may assess a charge against the Variable Account for federal income taxes that may be attributable to the Variable Account.

    - Because the Variable Account purchases shares of the Investment Options, the value of the average net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by each Investment Option. The following table indicates the Investment Options' fees and expenses for 1998.



                                                                                                 OTHER            TOTAL
                                                                                                EXPENSES         EXPENSES
                                                                                             (AFTER WAIVER    (AFTER WAIVER
                                                                              ADVISORY             OR               OR
INVESTMENT OPTION                                                                FEE         REIMBURSEMENT)   REIMBURSEMENT)
EquiTrust Variable Insurance Series Fund
  Value Growth                                                                  0.45%             0.11%            0.56%
  High Grade Bond                                                               0.30%             0.20%            0.50%
  High Yield Bond                                                               0.45%             0.16%            0.61%
  Money Market                                                                  0.25%             0.27%            0.52%
  Blue Chip                                                                     0.20%             0.10%            0.30%
T. Rowe Price Equity Series, Inc.
  Equity Income                                                                 0.85%             0.00%            0.85%(1)
  Mid-Cap Growth                                                                0.85%             0.00%            0.85%(1)
  New America Growth                                                            0.85%             0.00%            0.85%(1)
  Personal Strategy Balanced                                                    0.90%             0.00%            0.90%(1)
T. Rowe Price International Series, Inc.
  International Stock                                                           1.05%             0.00%            1.05%(1)
Fidelity Variable Insurance Products Funds
  VIP Growth                                                                    0.59%             0.07%            0.66%(2)
  VIP Overseas                                                                  0.74%             0.15%            0.89%(2)
  VIP II Contrafund                                                             0.59%             0.07%            0.66%(2)
  VIP II Index 500                                                              0.24%             0.04%            0.28%(3)
  VIP III Growth and Income                                                     0.49%             0.11%            0.60%(2)

    (1) Total annual investment option expenses are an all-inclusive fee and pay for investment management services and other operating costs.



    (2) A portion of the brokerage commissions that certain Investment Options pay is used to reduce Fund expenses. In addition, certain Investment Options have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce custodian expenses. Without these reductions, the total Investment Option operating expenses presented in the preceding table would have been: Growth 0.68%, Overseas 0.91%, Contrafund 0.70% and Growth & Income 0.61%.



    (3) The investment adviser has voluntarily agreed to reimburse the Index 500 Investment Option to the extent that total operating expenses (with the exceptions noted in the prospectus for the Investment Option) as a percentage of its average net assets exceed 0.28%. If this agreement had not been in effect, total operating expenses for the fiscal year ended December 31, 1998, as a percentage of the Index 500 Investment Option's average net assets would have been 0.35%.


OTHER POLICIES

    - We offer other variable life insurance policies that invest in the same Investment Options of the Funds. These policies may have different charges that could affect Subaccount performance, and may offer different benefits more suitable to your needs. You may contact us to obtain more information about these policies.

TAX TREATMENT (SEE "FEDERAL TAX MATTERS")

    - If we issue a Policy on the basis of a standard premium class, we believe that the Policy should qualify as a life insurance contract for federal income tax purposes.

    - If we issue a Policy on a substandard basis, it is not clear whether or not the Policy would qualify as a life insurance contract for federal income tax purposes.


    - If a Policy qualifies as a life insurance contract for federal income tax purposes, the Accumulated Value under a Policy should be subject to the same federal income tax treatment as Accumulated Value under a conventional fixed-benefit Policy--the Policyowner is not deemed to be in constructive receipt of Accumulated Values under a Policy until there is a distribution from the Policy.



    - Death proceeds payable under a Policy should be completely excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally will not be taxed on these proceeds.

--------------------------------------------------------------------------------


FARM BUREAU LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT

--------------------------------------------------------------------------------


FARM BUREAU LIFE INSURANCE COMPANY



    Farm Bureau Life Insurance Company is a stock life insurance company which was incorporated in the State of Iowa on October 30, 1944. At December 31, 1998, Iowa Farm Bureau Federation owned 54.30% of the outstanding voting shares of FBL Financial Group, Inc., which owns 100% of our outstanding voting shares.



    Our principal business is offering life insurance policies, disability income insurance and annuity contracts. Our principal offices are at 5400 University Avenue, West Des Moines, Iowa 50266. We are admitted to do business in 15 states--Arizona, Colorado, Idaho, Iowa, Kansas, Minnesota, Montana, Nebraska, New Mexico, North Dakota, Oklahoma, South Dakota, Utah, Wisconsin and Wyoming.

--------------------------------------------------------------------------------


IOWA FARM BUREAU FEDERATION



    Iowa Farm Bureau Federation is an Iowa not-for-profit corporation located at 5400 University Avenue, West Des Moines, Iowa 50266, the members of which are county Farm Bureau organizations and their individual members. Through various divisions and subsidiaries, Iowa Farm Bureau Federation engages in the formulation, analysis and promotion of programs designed to foster the educational, social and economic advancement of its members.

--------------------------------------------------------------------------------


THE VARIABLE ACCOUNT



    We established the Variable Account as a separate account on January 6, 1998. The Variable Account receives and invests the Net Premiums under the Policy, and may receive and invest net premiums for any other variable life insurance policies we issue.


    The Variable Account's assets are our property, and they are available to cover our general liabilities only to the extent that the Variable Account's assets exceed its liabilities arising under the Policies and any other policies it supports. The portion of the Variable Account's assets attributable to the Policies generally are not chargeable with liabilities arising out of any other business that we may conduct. We may transfer to the General Account any Variable Account assets which are in excess of such reserves and other Policy liabilities.

    The Variable Account currently has 15 Subaccounts but may, in the future, include additional subaccounts. Each Subaccount invests exclusively in shares of a single corresponding Investment Option. Income and realized and unrealized gains or losses from the assets of each Subaccount are credited to or charged against, that Subaccount without regard to income, gains or losses from any other Subaccount.

    We registered the Variable Account as a unit investment trust under the Investment Company Act of 1940. The Variable Account meets the definition of a separate account under the federal securities laws. Registration with the Securities and Exchange Commission does not mean that the Commission supervises the management or investment practices or policies of the Variable Account or the Company. The Variable Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.
--------------------------------------------------------------------------------

INVESTMENT OPTIONS

    The Variable Account invests in shares of the Investment Options described below. Each of these Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option has its own investment objectives and separately determines the income and losses for that Investment Option. While you may be invested in all Subaccounts, we only permit you to "actively participate" in a maximum of 10 Investment Options at any one time.

    The investment objectives and policies of certain Investment Options are similar to the investment objectives and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

    The paragraphs below summarize each Investment Option's investment objectives and policies. There is no assurance that any Investment Option will achieve its stated objectives. Please refer to the prospectus for each Investment Option for more detailed information, including a description of risks, for each Investment Option. The Investment Option prospectuses must accompany or precede this Prospectus and you should read them carefully and retain them for future reference.


EQUITRUST VARIABLE INSURANCE SERIES FUND. Equitrust Investment Management Services, Inc. is this Fund's investment adviser. The Fund is comprised of six portfolios, the following five of which are available under the Policy:



PORTFOLIO                      INVESTMENT OBJECTIVE
Value Growth Portfolio         -  This Portfolio seeks long-term capital appreciation.
                                  Portfolio pursues its objective by investing primarily in
                                  equity securities of companies that the investment adviser believes have a potential to earn a high return on equity, and/or in equity securities that the investment adviser
                                  believes are undervalued by the market place. Such equity
                                  securities may include common stock, preferred stock and
                                  securities convertible or exchangeable into common stock.
High Grade Bond Portfolio      -  This Portfolio seeks as high a level of current income as is consistent with a high grade portfolio of debt securities.
                                  Portfolio pursues this objective by investing primarily in debt securities rated AAA, AA or A by Standard & Poor's,
                                  and/or Aaa, Aa or A by Moody's Investors Service, Inc., and
                                  in securities issued or guaranteed by the United States
                                  government or its agencies or instrumentalities.
High Yield Bond Portfolio      -  This Portfolio seeks, as a primary objective, as high a level of current income as is consistent with investment in a portfolio of fixed-income securities rated in the lower
                                  categories of established rating services (commonly known as
                                  "junk bonds"). As a secondary objective, the Portfolio seeks capital appreciation when consistent with its primary
                                  objective. The Portfolio pursues these objectives by
                                  investing primarily in fixed-income securities rated Baa or lower by Moody's Investors Service, Inc., and/or BBB or
                                  lower by Standard & Poor's, or in unrated securities of
                                  comparable quality. An investment in this Portfolio may
                                  entail greater than ordinary financial risk. (See the Fund
                                  Prospectus "HIGHER RISK SECURITIES AND INVESTMENT
                                  STRATEGIES--Lower Rated Debt Securities.")
Money Market Portfolio         -  This Portfolio seeks maximum current income consistent with liquidity and stability of principal. Portfolio pursues this objective by investing in high quality short-term money
                                  market instruments. The United States Government and its
                                  agencies do not insure or guarantee an investment in the
                                  Money Market Portfolio. There is no assurance that the
                                  Portfolio will be able to maintain a stable net asset value of $1.00 per share.

PORTFOLIO                      INVESTMENT OBJECTIVE
Blue Chip Portfolio            -  This Portfolio seeks growth of capital and income. Portfolio pursues this objective by investing primarily in common
                                  stocks of well-capitalized, established companies. Because this Portfolio may be invested heavily in particular stocks or industries, an investment in this Portfolio may entail
                                  relatively greater risk of loss.



T. ROWE PRICE EQUITY SERIES, INC. T. Rowe Price Associates, Inc. is the investment adviser to the Fund.



PORTFOLIO                      INVESTMENT OBJECTIVE
Equity Income Portfolio        -  This Portfolio seeks to provide substantial dividend income and long-term capital appreciation by investing primarily in established companies considered by the adviser to have
                                  favorable prospects for both increasing dividends and
                                  capital appreciation.
Mid-Cap Growth Portfolio       -  This Portfolio seeks long-term capital appreciation by
                                  investing primarily in common stocks of medium-sized
                                  (mid-cap) growth companies which offer the potential for
                                  above-average earnings growth.
New America Growth Portfolio   -  This Portfolio seeks long-term capital growth by investing primarily in common stocks of U.S. growth companies
                                  operating in service industries.
Personal Strategy Balanced     -  This Portfolio seeks the highest total return over time
Portfolio                         consistent with an emphasis on both capital appreciation and income.


T. ROWE PRICE INTERNATIONAL SERIES, INC. Rowe Price-Fleming International, Inc. is the investment adviser to the Fund.


PORTFOLIO                      INVESTMENT OBJECTIVE
International Stock Portfolio  -  This Portfolio seeks to provide capital appreciation through investments primarily in established companies based outside the United States.



FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS. Fidelity Management & Research Company serves as the investment adviser to these Funds. Bankers Trust Company serves as sub-investment adviser to the Index 500 Portfolio. The following portfolios are available under the Policy.



PORTFOLIO                      INVESTMENT OBJECTIVE
Fidelity VIP Growth Portfolio  -  This Portfolio seeks capital appreciation by investing primarily in common stocks. The Portfolio, however, is not restricted to any one type of security and may pursue
                                  capital appreciation through the purchase of bonds and
                                  preferred stocks. The Portfolio does not place any emphasis on dividend income from its investments, except when the
                                  adviser believes this income will have a favorable influence on the market value of the security. Growth may be measured by factors such as earnings or gross sales.
Fidelity VIP Overseas          -  This Portfolio seeks long-term growth of capital by
Portfolio                         investing primarily in foreign securities. The Portfolio
                                  defines foreign securities as securities of issuers whose
                                  principal activities are located outside the United States.
                                  Normally, at least 65% of the Portfolio's total assets will be invested in foreign securities. The Portfolio may also
                                  invest in U.S. issuers.

PORTFOLIO                      INVESTMENT OBJECTIVE
Fidelity VIP II Contrafund     -  This Portfolio seeks capital appreciation by investing in
Portfolio                         securities of companies whose value the adviser believes is not fully recognized by the public. The Portfolio normally invests primarily in common stocks and securities
                                  convertible into common stock, but it has the flexibility to invest in other types of securities.
Fidelity VIP II Index 500      -  This Portfolio seeks to provide investment results that
Portfolio                         correspond to the total return of a broad range of common
                                  stocks publicly traded in the United States. To achieve this objective, the Portfolio attempts to duplicate the
                                  composition and total return of the S&P 500.
Fidelity VIP III Growth &      -  This Portfolio seeks high total return through a combination
Income Portfolio                  of current income and capital appreciation by investing
                                  mainly in equity securities. The Portfolio expects to invest the majority of its assets in domestic and foreign equity
                                  securities, with a focus on those that pay current dividends and show potential earnings growth. However, the Portfolio may buy debt securities as well as equity securities that
                                  are not currently paying dividends, but offer prospects for capital appreciation or future income.



    The Funds currently sell shares: (1) to the Variable Account as well as to separate accounts of insurance companies that may or may not be affiliated with the Company or each other; and (2) to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts. We currently do not foresee any disadvantage to Policyowners arising from the sale of shares to support variable life insurance policies and variable annuity contracts, or from shares being sold to separate accounts of insurance companies that may or may not be affiliated with the Company. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to those events or conflicts. In addition, if we believe that a Fund's response to any of those events or conflicts insufficiently protects Policyowners, we will take appropriate action on our own, including withdrawing the Variable Account's investment in that Fund. (See the Fund prospectuses for more detail.)


    We may receive compensation from an affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s).

    Each Fund is registered with the Securities and Exchange Commission as an open-end, diversified management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Fund by the Securities and Exchange Commission.
--------------------------------------------------------------------------------

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS


    We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares of the Investment Options that the Variable Account holds or that the Variable Account may purchase. If the shares of an Investment Option are no longer available for investment or if, in our judgment, further investment in any Investment Option should become inappropriate in view of the purposes of the Variable Account, we reserve the right to dispose of the shares of any Investment Option and to substitute shares of another Investment Option. We will not substitute any shares attributable to a Policyowner's Accumulated Value in the Variable Account without notice to and prior approval of the Securities and Exchange Commission, to the extent required by the Investment Company Act of 1940 or other applicable law. In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in these and other policies as may be necessary or appropriate to reflect such substitution or change. Nothing contained in this Prospectus shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Policyowners.

    We also reserve the right to establish additional subaccounts of the Variable Account, each of which would invest in shares of a new Investment Option, with a specified investment objective. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant, and we may make any new subaccounts available to existing Policyowners on a basis we determine. Subject to obtaining any approvals or consents required by applicable law, we may transfer the assets of one or more Subaccounts to any other Subaccount(s), or one or more Subaccounts may be eliminated or combined with any other Subaccount(s) if, in our sole discretion, marketing, tax or investment conditions warrant.

    If we deem it to be in the best interests of persons having voting rights under the Policies, we may

         - operate the Variable Account as a management company under the Investment Company Act of 1940,

         - deregister the Variable Account under that Act in the event such registration is no longer required, or,

         - subject to obtaining any approvals or consents required by applicable law, combine the Variable Account with other Company separate accounts.

    To the extent permitted by applicable law, we may also transfer the Variable Account's assets associated with the Policies to another separate account. In addition, we may, when permitted by law, restrict or eliminate any voting rights of Policyowners or other persons who have voting rights as to the Variable Account. (See "ADDITIONAL INFORMATION--Voting Rights.")

--------------------------------------------------------------------------------

THE POLICY
--------------------------------------------------------------------------------

PURCHASING THE POLICY


    In order to issue a Policy, we must receive a completed application, including payment of the initial premium, at our Home Office. We ordinarily will issue a Policy only for Insureds who are 0 to 80 years of age at their last birthday and who supply satisfactory evidence of insurability to the Company. Acceptance is subject to our underwriting rules and we may, in our sole discretion, reject any application or premium for any lawful reason. The minimum Specified Amount for which we will issue a Policy is normally $50,000, although we may, in our discretion, issue Policies with Specified Amounts of less than $50,000.



    The effective date of insurance coverage under the Policy will be the later of:



        -   the Policy Date,



        - the date the Insured signs the last of any amendments to the initial application required by our underwriting rules, or


        -   the date when we receive the full initial premium at the Home
            Office.


    The Policy Date will be the later of:



        (1)  the date of the initial application, or



        (2) the date we receive any additional information at the Home Office if our underwriting rules require additional medical or other information.



    The Policy Date may also be any other date mutually agreed to by you and the Company. If the later of (1) or (2) above is the 29th, 30th or 31st of any month, the Policy Date will be the 28th of such month. We use the Policy Date to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy.

--------------------------------------------------------------------------------

PREMIUMS

    Subject to certain limitations, a Policyowner has flexibility in determining the frequency and amount of premiums.


    PREMIUM FLEXIBILITY. We do not require you to pay premiums in accordance with a rigid and inflexible premium schedule. We may require you to pay an initial premium that, when reduced by the premium expense charge, will be sufficient to pay the monthly deduction for the first Policy Month. Thereafter, subject to the minimum and maximum premium limitations described below, you may also make unscheduled premium payments at any time prior to the Maturity Date.



    The Company offers a conversion program for its term insurance or Executive Term policies. Under this program, owners of one of our term policies can elect to convert their term insurance policy to a permanent insurance policy, including the Policy, provided the conversion is done prior to the expiration of the conversion privilege stated in the term policy. Upon conversion, we will credit to the initial premium for the Policy an amount equal to the annual premium paid on the term policy, up to a limit of $5.00 per $1,000 of the term insurance face amount. Custom Term II contains a Premium Credit Benefit that allows the policyowner credit towards the purchase of a Policy at any time between the first and sixth policy anniversaries on their term policy. Upon exercise of this benefit, we will credit to the initial premium for the Policy an amount equal to the annual premium paid on the term policy, up to a limit of $5.00 per $1,000 of the term insurance face amount. The existing Custom Term II policy need not be canceled to use this benefit. We will treat these credits as a premium for purposes of Policy provisions applicable to premiums, such as deduction of the premium expense charge. Please see your registered representative for more information. Registered representatives receive a commission upon a conversion.



    PLANNED PERIODIC PREMIUMS. Each Policyowner will determine a planned periodic premium schedule that provides for the payment of a level premium over a specified period of time on a quarterly, semi-annual or annual basis. We may, at our discretion, permit you to make planned periodic premium payments on a monthly basis. We ordinarily will send periodic reminder notices to the Policyowner for each planned periodic premium. Depending on the duration of the planned periodic premium schedule, the timing of planned payments could affect the tax status of the Policy. (See "FEDERAL TAX MATTERS.")


    You are not required to pay premiums in accordance with the planned periodic premium schedule. Furthermore, you have considerable flexibility to alter the amount, frequency and the time period over which you pay planned periodic premiums; however, we must consent to any planned periodic payment less than $100. Changes in the planned premium schedule may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")


    Paying a planned periodic premium will not guarantee that the Policy remains in force. Instead, the duration of the Policy depends upon the Policy's Accumulated Value. Thus, even if you do pay planned periodic premiums, the Policy will nevertheless lapse if, during the first three Policy Years, Net Accumulated Value or, after three Policy Years, Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS-- Monthly Deduction") and a Grace Period expires without a sufficient payment (see "THE POLICY--Policy Lapse and Reinstatement--LAPSE").


    UNSCHEDULED PREMIUMS. Each unscheduled premium payment must be at least $100; however, we may, in our discretion, waive this minimum requirement. We reserve the right to limit the number and amount of unscheduled premium payments. An unscheduled premium payment may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

PREMIUM LIMITATIONS. In no event may the total of all premiums paid, both planned periodic and unscheduled, exceed the applicable maximum premium limitation imposed by federal tax laws. Because the maximum premium limitation is in part dependent upon the Specified Amount for each Policy, changes in the Specified Amount may affect this limitation. If at any time you pay a premium that would result in total premiums exceeding the applicable maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. We will return any part of the premium in excess of that amount and we will not accept further premiums until allowed by the applicable maximum premium limitation.

PAYMENT OF PREMIUMS. We will treat any payments you make first as payment of any outstanding Policy Debt unless you indicate that the payment should be treated otherwise. Where you make no indication, we will treat any portion of a payment that exceeds the amount of any outstanding Policy Debt as a premium payment.

NET PREMIUMS. The Net Premium is the amount available for investment. The Net Premium equals the premium paid less the premium expense charge. (See "CHARGES AND DEDUCTIONS--Premium Expense Charge.")

ALLOCATING NET PREMIUMS. In the application for a Policy, you can allocate Net Premiums or portions thereof to the Subaccounts, to the Declared Interest Option, or both. We will allocate Net Premiums to the Declared Interest Option if we receive them either

         (1) before the date we obtain a signed notice from you that you have received the Policy, or

         (2) before the end of 25 days after the Delivery Date (the date we issue and mail the Policy to you).


    Upon the earlier of (1) or (2) above, we will automatically allocate the Accumulated Value in the Declared Interest Option, without charge, among the Subaccounts and Declared Interest Option in accordance with your allocation instructions.


    We allocate Net Premiums received on or after (1) or (2) above in accordance with your instructions, to the Variable Account, the Declared Interest Option, or both. You do not waive your cancellation privilege by sending us the signed notice of receipt of the Policy (see "THE POLICY--Examination of Policy (Cancellation Privilege)").

    The following additional rules apply to Net Premium allocations:

        - You must allocate at least 10% of each premium to any subaccount of the Variable Account or to the Declared Interest Option.

        - Your allocation percentages must be in whole numbers (we do not permit fractional percentages).


        - You may change the allocation percentages for future Net Premiums without charge, at any time while the Policy is in force, by providing us with a written notice signed by you on a form we accept. The change will take effect on the date we receive the written notice at the Home Office and will have no effect on prior Accumulated Values.

--------------------------------------------------------------------------------

EXAMINATION OF POLICY (CANCELLATION PRIVILEGE)

    You may cancel the Policy by delivering or mailing written notice or sending a telegram to us at the Home Office, and returning the Policy to us at the Home Office before midnight of the 20th day you receive the Policy. Notice given by mail and return of the Policy by mail are effective on being postmarked, properly addressed and postage prepaid.


    With respect to all Policies, we will refund, within seven days after receipt of satisfactory notice of cancellation and the returned Policy at our Home Office, an amount equal to the greater of:



        -   premiums paid, or

        - the Accumulated Value on the Business Day on or next following the date we receive the Policy at the Home Office, plus



        -   any premium expense charges we deducted, plus


        - monthly deductions made on the Policy Date and any Monthly Deduction Day, and


        - amounts approximating the daily mortality and expense risk charges against the Variable Account.

--------------------------------------------------------------------------------

POLICY LAPSE AND REINSTATEMENT


    LAPSE. Your Policy may lapse (terminate without value) during the first three Policy Years if the Net Accumulated Value, or after three Policy Years if Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction") AND a Grace Period expires without a sufficient payment. Insurance coverage will continue during the Grace Period, but we will deem the Policy to have no Accumulated Value for purposes of Policy Loans and surrenders during such Grace Period. The death proceeds payable during the Grace Period will equal the amount of the death proceeds payable immediately prior to the commencement of the Grace Period, reduced by any due and unpaid monthly deductions.



    A Grace Period of 61 days will commence on the date we send you a notice of any insufficiency, at which time the Accumulated Value in each Subaccount will be automatically transferred without charge to the Declared Interest Option.



    To avoid lapse and termination of the Policy without value, we must receive from you during the Grace Period a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS--Monthly Deduction"). If your Policy enters a Grace Period, the amount transferred to the Declared Interest Option will remain there unless and until you provide us with allocation instructions.


    REINSTATEMENT. Prior to the Maturity Date, you may reinstate a lapsed Policy at any time within five years of the Monthly Deduction Day immediately preceding the Grace Period which expired without payment of the required premium. You must submit the following items to us:

        - A written application for reinstatement signed by the Policyowner and the Insured;

        -   Evidence of insurability we deem satisfactory;

        - A premium that, after the deduction of the premium expense charge, is at least sufficient to keep the Policy in force for three months; and

        - An amount equal to the monthly cost of insurance for the two Policy Months prior to lapse.


    State law may limit the premium to be paid on reinstatement to an amount less than that described. To the extent that we did not deduct the first year monthly administrative charge for a total of twelve Policy Months prior to lapse, we will continue to deduct such charge following reinstatement of the Policy until we have assessed such charge, both before and after the lapse, for a total of 12 Policy Months. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.") We will not reinstate a Policy surrendered for its Net Surrender Value. The lapse of a Policy with loans outstanding may have adverse tax consequences (see "FEDERAL TAX MATTERS--Policy Proceeds.")


    The effective date of the reinstated Policy will be the Monthly Deduction Day coinciding with or next following the date we approve the application for reinstatement. Upon reinstatement of your Policy, the amount tranferred to the Declared Interest Option during the Grace Period will remain there unless and until you provide us with allocation instructions.

--------------------------------------------------------------------------------

SPECIAL TRANSFER PRIVILEGE


    A Policyowner may, at any time prior to the Maturity Date while the Policy is in force, operate the Policy as a flexible premium fixed-benefit life insurance policy by requesting that we transfer all of the Accumulated Value in the Variable Account to the Declared Interest Option. You may exercise this special transfer privilege once each Policy Year. Once you exercise the special transfer privilege, we automatically will credit all future premium payments to the Declared Interest Option, until you request a change in allocation to convert the Policy back to a flexible premium variable life insurance policy. The Company will not impose any charge for transfers resulting from the exercise of the special transfer privilege.

--------------------------------------------------------------------------------


EXCHANGE PRIVILEGE



    The Company will permit the owner of a flexible premium fixed-benefit life insurance policy ("fixed-benefit policy") issued by the Company or Western Farm Bureau Life Insurance Company (an affiliate of the Company), within 12 months of the policy date shown in such policy, to exchange his fixed-benefit policy (forms #434-112 and #834-112 only) for a Policy on the life of the Insured. After the first 12 months following the policy date shown in these fixed-benefit policies (as well as certain other fixed-benefit policies issued by the Company or Western Farm Bureau Life Insurance Company), the Company will permit the owner of such policy to exchange his fixed-benefit policy for a Policy when the owner applies for an increase of $25,000 or more in Specified Amount. The Policy Date will be the date you sign the application for the Policy. Riders issued on the original fixed-benefit policy which are not offered in the Policy will not be available on the new Policy. Riders which are available may be exchanged to the new Policy.



    If an exchange occurs in the first 12 months from the fixed-benefit policy's policy date:



        - the Policy will have a Specified Amount equal to the specified amount of the fixed-benefit policy,



        - the Policy will require no evidence of insurability to exercise the exchange privilege, and



        - we will place the Insured in the premium class applicable to the initial specified amount under the fixed-benefit policy, unless there has been an underwritten increase in specified amount, in which event we will place the Insured in the premium class applicable to such increase in specified amount with respect to the entire Specified Amount under the Policy.



    If an exchange occurs after the first 12 months from the fixed benefit policy's policy date:



        - the Policy will have a Specified Amount equal to the specified amount of the fixed-benefit policy plus the increase to purchase a Policy,



        - the increase in Specified Amount will require underwriting to exercise the exchange privilege,



        - we will place the Insured in the premium class applicable to the initial specified amount under the fixed-benefit policy, unless there has been an underwritten increase in specified amount, in which event we will place the Insured in the premium class applicable to such increase in specified amount with respect to the entire amount exchanged,



        - with regard to the increase in Specified Amount, we will place the Insured in the premium class applicable to the increase,



        - the incontestable and suicide provisions of the Policy will apply only to the increased amount of coverage, except for any period remaining on the fixed-benefit policy, and



        - Registered representatives will receive commissions on the increase in Specified Amount only.

    The Company will initially allocate the net cash value of the fixed-benefit policy to the Declared Interest Option. When the Company receives, at its Home Office, a notice signed by the Policyowner that the Policy has been received, the Company will automatically allocate the Policy's Cash Value in the Declared Interest Option, without charge, among the Subaccounts and the Declared Interest Option pursuant to the allocation instructions set forth in the application for the Policy.



    The Company will waive the premium expense charge on the net cash value of the fixed-benefit policy applied to the Policy pursuant to an exchange. In addition, the Company will assess the First Year Monthly Administrative Charge only to the extent that the Company has not assessed 12 monthly per $1,000 charges under the fixed-benefit policy. We will assess the First Year Monthly Administrative Charge on an increase in Specified Amount related to a fixed-benefit policy exchanged after the first 12 months. Otherwise, we will make charges and deductions in the manner and amounts described elsewhere in the Prospectus. (See "CHARGES AND DEDUCTIONS")



    We will not permit an exchanging owner to carry over an outstanding loan under his fixed-benefit policy. Any outstanding loan and loan interest must be repaid prior to the date of exchange. If not repaid prior to the date of exchange, the Company will reflect the amount of the outstanding loan and interest thereon in the net cash value of the fixed-benefit policy. To the extent a fixed-benefit policy with an outstanding loan is exchanged for an unencumbered Policy, the exchanging owner could recognize income at the time of the exchange up to the amount of such loan (including any due and unpaid interest on such loan). (See "FEDERAL TAX MATTERS--Tax Treatment of Policy Benefits").



    The Company believes that an exchange of a fixed-benefit policy for a Policy generally should be treated as a nontaxable exchange within the meaning of
    Section 1035 of the Internal Revenue Code of 1986, as amended. A Policy purchased in exchange will generally be treated as a newly issued contract as of the effective date of the Policy. If you surrender your fixed-benefit policy in whole or in part, and after receipt of the proceeds you use the surrender proceeds or partial surrender proceeds to purchase a Policy, it will not be treated as a non-taxable exchange. The surrender proceeds will generally be includible in income. (See "FEDERAL TAX MATTERS--Tax Treatment of Policy Benefits.")



    The Policy differs from a fixed-benefit policy in many significant respects. Most importantly, the Cash Value under this Policy may consist, entirely on in part, of Subaccount value which fluctuates in response to the net investment return of the Variable Account. In contrast, the cash values under a fixed-benefit policy always reflect interest credited by the Company. While we guarantee a minimum rate of interest, we have previously credited interest at higher rates. Accordingly, cash values under a fixed-benefit policy reflect changing current interest rates and do not vary with the investment performance of a Variable Account.



    Owners of a fixed-benefit policy should carefully consider whether it will be advantageous to replace a fixed-benefit policy with a Policy (or to surrender in full or in part a fixed-benefit policy and use the surrender or partial surrender proceeds to purchase a Policy). Owners of a fixed-benefit policy should consult their tax advisers before exchanging a fixed-benefit policy for this Policy, or before surrendering in whole or in part their fixed-benefit policy and using the proceeds to purchase a Policy.

--------------------------------------------------------------------------------

POLICY BENEFITS
--------------------------------------------------------------------------------


    While a Policy is in force, it provides for certain benefits prior to the Maturity Date. Subject to certain limitations, the Policyowner may at any time obtain all or a portion of the Net Accumulated Value by surrendering or taking a partial withdrawal from the Policy. (See "POLICY BENEFITS-- Accumulated Value Benefits--SURRENDER PRIVILEGES.") In addition, the Policyowner has certain policy loan privileges under the Policies. (See "POLICY BENEFITS--Loan Benefits--POLICY LOANS.") The Policy also provides for the payment of death proceeds upon the death of the Insured under one of two death benefit options selected by the Policyowner (see "POLICY BENEFITS--Death Proceeds--DEATH BENEFIT OPTIONS"), and benefits upon the maturity of a Policy (see "POLICY BENEFITS--Benefits at Maturity").

--------------------------------------------------------------------------------


ACCUMULATED VALUE BENEFITS



    SURRENDER AND WITHDRAWAL PRIVILEGES. At any time prior to the Maturity Date while the Policy is in force, you may surrender the Policy or make a partial withdrawal by sending a written request to the Company at our Home Office. A Surrender Charge will apply to any surrender during the first six Policy Years, as well as during the first six years following an increase in Specified Amount. A Partial Withdrawal fee equal to the lesser of $25 or 2% of the amount withdrawn will be payable upon each partial withdrawal. (See "CHARGES AND DEDUCTIONS--Surrender Charge, and --Partial Withdrawal Fee"). We ordinarily mail surrender and withdrawal proceeds to the Policyowner within seven days after we receive a signed request at our Home Office, although we may postpone payments under certain circumstances. (See "GENERAL PROVISIONS--Postponement of Payments.")



    COMPLETE SURRENDERS. The amount payable upon surrender of the Policy is the Net Accumulated Value at the end of the Valuation Period when we receive the request. We may pay this amount in a lump sum or under one of the payment options specified in the Policy, as requested by the Policyowner. (See "POLICY BENEFITS--Payment Options"). If you surrender the entire Policy, all insurance in force will terminate. See "FEDERAL TAX MATTERS" for a discussion of the tax consequences associated with complete surrenders.



    PARTIAL WITHDRAWALS. A Policyowner may obtain a portion of the Policy's Net Accumulated Value upon partial withdrawal of the Policy.


        -   A partial surrender must be at least $500.


        - A partial surrender cannot exceed the lesser of (1) the Net Accumulated Value less $500 or (2) 90% of the Net Accumulated Value.



    We deduct the Partial Withdrawal Fee from the remaining Accumulated Value. The Policyowner may request that we pay the proceeds of a partial surrender in a lump sum or under one of the payment options specified in the Policy. (See "POLICY BENEFITS--Payment Options").



    We will allocate a partial withdrawal (together with the Partial Withdrawal
    Fee) among the Subaccounts and the Declared Interest Option in accordance with the Policyowner's written instructions. If we do not receive any such instructions with the request for partial withdrawal, we will allocate the partial withdrawal among the Subaccounts and the Declared Interest Option in the same proportion that the Accumulated Value in each of the Subaccounts and the Accumulated Value in the Declared Interest Option, reduced by any outstanding Policy Debt, bears to the total Accumulated Value on the date we receive the request at the Home Office.



    Partial withdrawals will affect both the Policy's Accumulated Value and the death proceeds payable under the Policy. (See "POLICY BENEFITS--Death Proceeds.")



        - The Policy's Accumulated Value will be reduced by the amount of the partial surrender.

        - If the death benefit payable under either death benefit option both before and after the partial surrender is equal to the Accumulated Value multiplied by the specified amount factor set forth in the Policy, a partial surrender will result in a reduction in death proceeds equal to the amount of the partial surrender, multiplied by the specified amount factor then in effect.


        - If the death benefit is not so affected by the specified amount factor, the reduction in death proceeds will be equal to the partial surrender.


    If Option B is in effect at the time of surrender, partial surrenders will reduce the Policy's Specified Amount by the amount of Accumulated Value surrendered. If Option A is in effect at the time of the surrender, there will be no effect on Specified Amount. (See "POLICY BENEFITS--Death Proceeds--DEATH BENEFIT OPTIONS.") The Specified Amount remaining in force after a partial surrender may not be less than the minimum Specified Amount for the Policy in effect on the date of the partial surrender, as published by the Company. As a result, the Company will not process any partial surrender that would reduce the Specified Amount below this minimum.


    If increases in the Specified Amount previously have occurred, a partial surrender will first reduce the Specified Amount of the most recent increase, then the next most recent increases successively, then the coverage under the original application. Thus, a partial surrender may either increase or decrease the amount of the cost of insurance charge, depending upon the particular circumstances. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE.") For a discussion of the tax consequences associated with partial surrenders, see "FEDERAL TAX MATTERS."


    NET ACCUMULATED VALUE. Net Accumulated Value equals the Policy's Accumulated Value reduced by any outstanding Policy Debt and increased by any unearned loan interest.



    CALCULATING ACCUMULATED VALUE. The Policy provides for the accumulation of Accumulated Value. The Accumulated Value of the Policy is equal to the sum of the Accumulated Values in each Subaccount, plus the Accumulated Value in the Declared Interest Option, including amounts transferred to the Declared Interest Option to secure outstanding Policy Debt. We determine Accumulated Value on each Business Day, and there is no guaranteed minimum Accumulated Value.



        -   Accumulated Value will reflect a number of factors, including


             -   Net Premiums paid,


             -   partial withdrawals,


             -   Policy Loans,

             -   charges assessed in connection with the Policy,


             - interest earned on the Accumulated Value in the Declared Interest Option, and



             - investment performance of the Subaccounts to which the Accumulated Value is allocated.



    As of the Policy Date, the Accumulated Value equals the initial Net Premium less the monthly deduction made on the Policy Date.



    On the Business Day coinciding with or immediately following the date we receive notice that the Policyowner has received the Policy, but no later than 25 days after the Delivery Date, we will automatically transfer the Accumulated Value (all of which is in the Declared Interest Option) among the Subaccounts and the Declared Interest Option in accordance with your percentage allocation instructions. At the end of each Valuation Period thereafter, the Accumulated Value in a Subaccount will equal:



        - The total Subaccount units represented by the Accumulated Value at the end of the preceding Valuation Period, multiplied by the Subaccount's unit value for the current Valuation Period; PLUS

        - Any Net Premiums received during the current Valuation Period which are allocated to the Subaccount; PLUS


        - All Accumulated Values transferred to the Subaccount from the Declared Interest Option or from another Subaccount during the current Valuation Period; MINUS



        - All Accumulated Values transferred from the Subaccount to another Subaccount or to the Declared Interest Option during the current Valuation Period, including amounts transferred to the Declared Interest Option to secure Policy Debt; MINUS


        - All partial surrenders (and any portion of the Surrender Charge) from the Subaccount during the current Valuation Period; MINUS

        - The portion of any monthly deduction charged to the Subaccount during the current Valuation Period to cover the Policy Month following the Monthly Deduction Day.


    The Policy's total Accumulated Value in the Variable Account equals the sum of the Policy's Accumulated Value in each Subaccount.



    UNIT VALUE. Each Subaccount has a Unit Value. When you allocate Net Premiums or transfer other amounts into a Subaccount, we purchase a number of units based on the Unit Value of the Subaccount as of the end of the Valuation Period during which the allocation or transfer is made. Likewise, when amounts are transferred out of a Subaccount, units are redeemed on the same basis. On any day, a Policy's Accumulated Value in a Subaccount is equal to the number of units held in such Subaccount, multiplied by the Unit Value of such Subaccount on that date.


    For each Subaccount, we initially set the Unit Value set at $10 when the Subaccount first purchased shares of the designated Investment Option. We calculate the Unit Value for each subsequent valuation period by dividing
    (a) by (b) where:

        (a) is (1) the Net Asset Value of the net assets of the Subaccount at the end of the preceding Valuation Period, plus

             (2) the investment income and capital gains, realized or unrealized, credited to the net assets of that Subaccount during the Valuation Period for which the Unit Value is being determined, minus

             (3) the capital losses, realized or unrealized, charged against those assets during the Valuation Period, minus

             (4) any amount charged against the Subaccount for taxes, or any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Subaccount, minus

             (5) a charge no greater than 0.0024548% of the average daily net assets of the Subaccount for each day in the Valuation Period. This corresponds to an effective annual rate of .90% of the average daily net assets of the Subaccount for mortality and expense risks incurred in connection with the Policies.

        (b) is the number of units outstanding at the end of the preceding Valuation Period.

    The Unit Value for a Valuation Period applies for each day in the period. We value the assets in the Variable Account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations.
--------------------------------------------------------------------------------

TRANSFERS

    The following features apply to transfers under the Policy:

        - You may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year; however, you may only make one transfer per Policy Year between the Declared Interest Option and the Variable Account.

        - You may make transfers by written request to the Home Office or, if you elected the "Telephone Transfer Authorization" on the supplemental application, by calling the Home Office toll-free at
            (800) 247-4170.



        - The amount of the transfer must be at least $100, or if less than $100, the total Accumulated Value in the Subaccount or in the Declared Interest Option (reduced, in the case of the Declared Interest Option, by any outstanding Policy Debt). The Company may, at its discretion, waive the $100 minimum requirement.


        - The transfer will be effective as of the end of the Valuation Period during which we receive the request at the Home Office.


        - The first transfer in each Policy Year is free. Each time you subsequently transfer amounts in that Policy Year, we may assess a transfer charge of $25. We will deduct the transfer charge from the amount transferred unless you submit payment for the charge at the time of your request. Once we issue a Policy, we will not increase this charge. (See "CHARGES AND DEDUCTIONS--Transfer Charge.")


        - For purposes of these limitations and charges, we consider all transfers effected on the same day as a single transfer.
--------------------------------------------------------------------------------

LOAN BENEFITS


    POLICY LOANS. So long as the Policy remains in force and has a positive Net Accumulated Value, you may borrow money from the Company at any time using the Policy as the sole security for the Policy Loan. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")



    The maximum amount that you may borrow at any time is 90% of the Accumulated Value as of the end of the Valuation Period during which we receive the request for the Policy Loan at the Home Office, less any previously outstanding Policy Debt. The Company's claim for repayment of Policy Debt has priority over the claims of any assignee or other person.


    During any time that there is outstanding Policy Debt, we will treat payments you make first as payment of outstanding Policy Debt, unless you indicate that we should treat the payment otherwise. Where no indication is made, we will treat as a premium payment any portion of a payment that exceeds the amount of any outstanding Policy Debt.


    ALLOCATION OF POLICY LOAN. When you take a Policy Loan, we segregate an amount equal to the Policy Loan within the Declared Interest Option as security for the Policy Loan. If, immediately prior to the Policy Loan, the Accumulated Value in the Declared Interest Option less Policy Debt outstanding is less than the amount of such Policy Loan, we will transfer the difference from the subaccounts of the Variable Account, which have Accumulated Value, in the same proportions that the Policy's Accumulated Value in each Subaccount bears to the Policy's total Accumulated Value in the Variable Account. We will determine Accumulated Values as of the end of the Valuation Period during which we receive the request for the Policy Loan at the Home Office.


    We normally will mail loan proceeds to you within seven days after receipt of a written request. Postponement of a Policy Loan may take place under certain circumstances. (See "GENERAL PROVISIONS--Postponement of Payments.")

    Amounts segregated within the Declared Interest Option as security for Policy Debt will bear interest at an effective annual rate set by the Company. (See "POLICY BENEFITS--Loan Benefits--EFFECT ON INVESTMENT PERFORMANCE.")


    LOAN INTEREST CHARGED. The interest rate charged on Policy Loans is not fixed. The maximum annual loan interest rate we charge will be the higher of the "Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds" as published by Moody's Investors Service, Inc. (or any successor thereto) for the calendar month ending two months before the date on which the rate is determined; or 5.5%. We may elect to change the interest rate at any time, of which you will be notified. The new rate will take effect on the Policy Anniversary coinciding with, or next following, the date the rate is changed.


    Interest is payable in advance at the time you make any Policy Loan (for the remainder of the Policy Year) and on each Policy Anniversary thereafter (for the entire Policy Year) so long as there is Policy Debt outstanding. We will subtract interest payable at the time you make a Policy Loan from the loan proceeds. Thereafter, we will add interest not paid when due to the existing Policy Debt and it will bear interest at the same rate charged for Policy Loans. We will segregate the amount equal to unpaid interest within the Declared Interest Option in the same manner that amounts for Policy Loans are segregated within the Declared Interest Option. (See "POLICY BENEFITS--Loan Benefits--ALLOCATION OF POLICY LOAN.")


    Because we charge interest in advance, we will add any interest that has not been earned to the death benefit payable at the Insured's death and to the Accumulated Value upon complete surrender, and we will credit it to the Accumulated Value in the Declared Interest Option upon repayment of Policy Debt.



    EFFECT ON INVESTMENT PERFORMANCE. Amounts transferred from the Variable Account as security for Policy Debt will no longer participate in the investment performance of the Variable Account. We will credit all amounts held in the Declared Interest Option as security for Policy Debt with interest on each Monthly Deduction Day at an effective annual rate equal to the greater of 4% or the current effective loan interest rate minus no more than 3%, as determined and declared by the Company. We will not credit additional interest to these amounts. The interest credited will remain in the Declared Interest Option unless and until transferred by the Policyowner to the Variable Account, but will not be segregated within the Declared Interest Option as security for Policy Debt.



    From time to time, we may allow a loan spread of 0% on the gain in a Policy in effect a minimum of ten years.



    Even though you may repay Policy Debt in whole or in part at any time prior to the Maturity Date if the Policy is still in force, Policy Loans will affect the Accumulated Value of a Policy and may affect the death proceeds payable. The effect could be favorable or unfavorable depending upon whether the investment performance of the Subaccount(s) from which the Accumulated Value was transferred is less than or greater than the interest rates actually credited to the Accumulated Value segregated within the Declared Interest Option as security for Policy Debt while Policy Debt is outstanding. In comparison to a Policy under which no Policy Loan was made, Accumulated Value will be lower where such interest rates credited were less than the investment performance of the Subaccount(s), but will be higher where such interest rates were greater than the performance of the Subaccount(s). In addition, death proceeds will reflect a reduction of the death benefit by any outstanding Policy Debt.



    POLICY DEBT. Policy Debt equals the sum of all unpaid Policy Loans and any due and unpaid policy loan interest. Policy Debt is not included in Net Accumulated Value, which is equal to Accumulated Value less Policy Debt. If, during the first three Policy Years, Net Accumulated Value or, after three Policy Years, Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction"), the Company will notify the Policyowner. To avoid lapse and termination of the Policy without value (see "THE POLICY-- Policy Lapse and Reinstatement--Lapse"), the Policyowner must, during the Grace Period, make a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS--Monthly Deduction"). Therefore the greater the Policy Debt under a Policy, the more likely it would be to lapse.



    REPAYMENT OF POLICY DEBT. You may repay Policy Debt in whole or in part any time during the Insured's life and before the Maturity Date so long as the Policy is in force. We subtract any Policy Debt not repaid from the death benefit payable at the Insured's death, from Accumulated Value upon complete surrender or from the maturity benefit. Any payments made by a Policyowner will be treated first as the repayment of any outstanding Policy Debt, unless the Policyowner indicates otherwise. Upon partial or full repayment of Policy Debt, we will no longer segregate within the Declared Interest Option the portion of the Accumulated Value securing the repaid portion of the Policy Debt, but that amount will remain in the Declared Interest Option unless and until transferred to the Variable Account by the Policyowner. We will notify you when your Policy Debt is repaid in full.


    For a discussion of the tax consequences associated with Policy Loans and lapses, see "FEDERAL TAX MATTERS."
--------------------------------------------------------------------------------

DEATH PROCEEDS

    So long as the Policy remains in force, the Policy provides for the payment of death proceeds upon the death of the Insured.

        - You may name one or more primary Beneficiaries or contingent Beneficiaries and we will pay proceeds to the primary Beneficiary or a contingent Beneficiary.

        - If no Beneficiary survives the Insured, we will pay the death proceeds to the Policyowner or his estate. We may pay death proceeds in a lump sum or under a payment option. (See "POLICY
            BENEFITS--Payment Options.")

    To determine the death proceeds, we will reduce the death benefit by any outstanding Policy Debt and increase it by any unearned loan interest and any premiums paid after the date of death. We will ordinarily mail proceeds within seven days after receipt by the Company of Due Proof of Death. We may postpone payment, however, under certain circumstances. (See "GENERAL PROVISIONS-- Postponement of Payments.") We pay interest on those proceeds, at an annual rate of no less than 3.0% or any rate required by law, from the date of death to the date payment is made.

    DEATH BENEFIT OPTIONS. Policyowners designate in the initial application one of two death benefit options offered under the Policy. The amount of the death benefit payable under a Policy will depend upon the option in effect at the time of the Insured's death.

    Under Option A, the death benefit will be equal to the greater of


        (1) the sum of the current Specified Amount and the Accumulated Value, or



        (2)  the Accumulated Value multiplied by the specified amount factor.



    We will determine Accumulated Value as of the end of the Business Day coinciding with or immediately following the date of death. The specified amount factor is 2.50 for an Insured Attained Age 40 or below on the date of death. For Insureds with an Attained Age over 40 on the date of death, the factor declines with age as shown in the Specified Amount Factor Table in Appendix B. Accordingly, under Option A, the death proceeds will always vary as the Accumulated Value varies (but will never be less than the Specified Amount). Policyowners who prefer to have favorable investment performance and additional premiums reflected in increased death benefits generally should select Option A.


    Under Option B, the death benefit will be equal to the greater of:

        -   the current Specified Amount, or


        - the Accumulated Value (determined as of the end of the Business Day coinciding with or immediately following the date of death) multiplied by the specified amount factor.



    The specified amount factor is the same as under Option A. Accordingly, under Option B the death benefit will remain level at the Specified Amount unless the Accumulated Value multiplied by the specified amount factor exceeds the current Specified Amount, in which case the amount of the death benefit will vary as the Accumulated Value varies. Policyowners who are satisfied with the amount of their insurance coverage under the Policy and who prefer to have favorable investment performance and additional premiums reflected in higher Accumulated Value, rather than increased death benefits, generally should select Option B.

    Appendix B shows examples illustrating Option A and Option B.


    CHANGING THE DEATH BENEFIT OPTION. You may change the death benefit option in effect at any time by sending a written request to the Company at our Home Office. The effective date of such a change will be the Monthly Deduction Day coinciding with or immediately following the date we approve the change. A change in death benefit options may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")



    If you change the death benefit option from Option A to Option B, the current Specified Amount will not change. If you change the death benefit option from Option B to Option A, we will reduce the current Specified Amount by an amount equal to the Accumulated Value on the effective date of the change. You may not make a change in the death benefit option if it would result in a Specified Amount which is less than the minimum Specified Amount in effect on the effective date of the change, or if after the change the Policy would no longer qualify as life insurance under federal tax law.


    We impose no charges in connection with a change in death benefit option; however, a change in death benefit option will affect the cost of insurance charges. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE.")

    CHANGE IN EXISTING COVERAGE. After a Policy has been in force for one Policy Year, you may adjust the existing insurance coverage by increasing or decreasing the Specified Amount. To make a change, you must send us a written request at our Home Office. Any change in the Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which will affect a Policyowner's cost of insurance charge. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE RATE, and--NET AMOUNT AT RISK.") If decreases in the Specified Amount cause the premiums paid to exceed the maximum premium limitations imposed by federal tax law (see "THE POLICY--Premiums--PREMIUM LIMITATIONS"), the decrease will be limited to the extent necessary to meet these requirements. A change in existing coverage may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

    Any decrease in the Specified Amount will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. The decrease will first reduce the Specified Amount provided by the most recent increase, then the next most recent increases successively, then the Specified Amount under the original application. The Specified Amount following a decrease can never be less than the minimum Specified Amount for the Policy in effect on the date of the decrease. A Specified Amount decrease will not reduce the Surrender Charge.


    To apply for an increase, you must provide us with evidence of insurability we deem satisfactory. Any approved increase will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. An increase will not become effective, however, if the Policy's Accumulated Value on the effective date would not be sufficient to cover the deduction for the increased cost of the insurance for the next Policy Month.



    CHANGES IN INSURANCE PROTECTION. A Policyowner may increase or decrease the pure insurance protection provided by a Policy--the difference between the death benefit and the Accumulated Value--in one of several ways as insurance needs change. These ways include increasing or decreasing the Specified Amount of insurance, changing the level of premium payments and, to a lesser extent, partially surrendering Accumulated Value.


    Although the consequences of each of these methods will depend upon the individual circumstances, they may be summarized as follows:


        - A decrease in the Specified Amount will, subject to the applicable specified amount factor limitations (see "POLICY BENEFITS--Death Proceeds--DEATH BENEFIT OPTIONS"), decrease the pure insurance protection and the cost of insurance charges under the Policy without generally reducing the Accumulated Value.

        - An increase in the Specified Amount may increase the amount of pure insurance protection, depending on the amount of Accumulated Value and the resultant applicable specified amount factor. If the insurance protection is increased, the cost of insurance charge generally will increase as well.



        - If you elect Option B, an increased level of premium payments will increase the Accumulated Value and reduce the pure insurance protection, until the Accumulated Value multiplied by the applicable specified amount factor exceeds the Specified Amount. Increased premiums should also increase the amount of funds available to keep the Policy in force.



        - If you elect Option B, a reduced level of premium payments generally will increase the amount of pure insurance protection, depending on the applicable specified amount factor. It also will result in a reduced amount of Accumulated Value and will increase the possibility that the Policy will lapse.



        - A partial surrender will reduce the death benefit. (See "POLICY BENEFITS-- Accumulated Value Benefits--SURRENDER PRIVILEGES.") However, it only affects the amount of pure insurance protection if the death benefit payable is based on the specified amount factor, because otherwise the decrease in the benefit is offset by the amount of Accumulated Value withdrawn. The primary use of a partial surrender is to withdraw cash and reduce Accumulated Value.



    In comparison, an increase in the death benefit due to the operation of the specified amount factor occurs automatically and is intended to help assure that the Policy remains qualified as life insurance under federal tax law. The calculation of the death benefit based upon the specified amount factor occurs only when the Accumulated Value of a Policy reaches a certain proportion of the Specified Amount (which may or may not occur). Additional premium payments, favorable investment performance and large initial premiums tend to increase the likelihood of the specified amount factor becoming operational after the first few Policy Years. Such increases will be temporary, however, if the investment performance becomes unfavorable and/or premium payments are stopped or decreased. A change in insurance protection may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

--------------------------------------------------------------------------------

ACCELERATED PAYMENTS OF DEATH PROCEEDS

    In the event that the Insured becomes terminally ill (as defined below), the Policyowner (if residing in a state that has approved such an endorsement) may, by written request and subject to the conditions stated below, have the Company pay all or a portion of the accelerated death benefit immediately to the Policyowner. If not attached to the Policy beforehand, the Company will issue an accelerated death benefit endorsement (the "Endorsement") providing for this right.

    For this purpose, an Insured is terminally ill when a physician (as defined by the Endorsement) certifies that he or she has a life expectancy of 12 months or less.

    The accelerated death benefit is equal to the Policy's death benefit as described on page 6, up to a maximum of $250,000 (the $250,000 maximum applies in aggregate to all policies issued by the Company on the Insured), less an amount representing a discount for 12 months at the interest rate charged for loans under the Policy. The accelerated death benefit does not include the amount of any death benefit payable under a rider that covers the life of someone other than the Insured.

    In the event that there is a loan outstanding under the Policy on the date that the Policyowner requests a payment under the Endorsement, we reduce the accelerated death benefit by a portion of the outstanding loan in the same proportion that the requested payment under the Endorsement bears to the total death benefit under the Policy. If the amount you request to be paid under the Endorsement is less than the total death benefit under the Policy and the Specified Amount of the Policy is equal to or greater than the minimum Specified Amount, the Policy will remain in force with all values and benefits under the Policy being reduced in the same proportion that the new Policy benefit bears to the Policy benefit before exercise of the Endorsement.

    There are several other restrictions associated with the Endorsement. These are:

        (1) the Endorsement is not valid if the Policy is within five years of being matured,

        (2) the consent of any irrevocable beneficiary or assignee is required to exercise the Endorsement,

        (3) the Company reserves the right, in its sole discretion, to require the consent of the Insured or of any beneficiary, assignee, spouse or other party of interest before permitting the exercise of the Endorsement,

        (4) the Company reserves the right to obtain the concurrence of a second medical opinion as to whether any Insured is terminally ill, and

        (5)  the Endorsement is not effective where:

             (a) the Insured or the Policyowner would be otherwise required by law to use the Endorsement to meet the claims of creditors, or

             (b) the Insured would be otherwise required by any government agency to exercise the Endorsement in order to apply for, obtain or keep a government benefit or entitlement.

    The Endorsement will terminate at the earlier of the end of the grace period for which any premium is unpaid, upon receipt in the Home Office of a written request from the Policyowner to cancel the Endorsement or upon termination of the Policy.

    The Company believes that for federal income tax purposes, an accelerated death benefit payment received under an accelerated death benefit endorsement should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is the insured under the Policy. However, the Policyowner should consult a qualified tax adviser about the consequences of adding this Endorsement to a Policy or requesting an accelerated death benefit payment under this Endorsement.
--------------------------------------------------------------------------------

BENEFITS AT MATURITY


    If the Insured is alive and the Policy is in force on the Maturity Date, the Company will pay to the Policyowner the Policy's Accumulated Value as of the end of the Business Day coinciding with or immediately following the Maturity Date, reduced by any outstanding Policy Debt. (See "POLICY BENEFITS--Loan Benefits--REPAYMENT OF POLICY DEBT.") We may pay benefits at maturity in a lump sum or under a payment option. The Maturity Date is Attained Age 115.

--------------------------------------------------------------------------------

PAYMENT OPTIONS


    We may pay death proceeds and Accumulated Value due at maturity, or upon surrender or partial withdrawal of a Policy, in whole or in part under a payment option. There are currently five payment options available. We also may make payments under any new payment option available at the time proceeds become payable. In addition, we may pay proceeds in any other manner acceptable to us.


    You may designate an option in the application or notify us in writing at our Home Office. During the life of the Insured, the Policyowner may select a payment option; in addition, during that time the Policyowner may change a previously selected option by sending written notice to the Company requesting the cancellation of the prior option and the designation of a new option. If the Policyowner has not chosen an option prior to the Insured's death, the Beneficiary may choose an option. The Beneficiary may change a payment option by sending a written request to the Company, provided that a prior option chosen by the Policyowner is not in effect.

    If no option is chosen, the Company will pay the proceeds of the Policy in one sum. The Company will also pay the proceeds in one sum if,

        (1)  the proceeds are less than $2,000;

        (2)  periodic payments would be less than $20; or

        (3) the payee is an assignee, estate, trustee, partnership, corporation or association.

    Amounts paid under a payment option are paid pursuant to a payment contract and will not depend upon the investment performance of the Variable Account. Proceeds applied under a payment option earn interest at a rate guaranteed to be no less than 3.0% compounded yearly. The Company may be crediting higher interest rates on the effective date of the payment contract. The Company may, but is not obligated to, declare additional interest to be applied to such funds.

    If a payee dies, any remaining payments will be paid to a contingent payee. At the death of the last payee, the commuted value of any remaining payments will be paid to the last payee's estate. A payee may not withdraw funds under a payment option unless the Company has agreed to such withdrawal in the payment contract. The Company reserves the right to defer a withdrawal for up to six months and to refuse to allow partial withdrawals of less than $250.

    Payments under Options 2, 3, 4 or 5 will begin as of the date of the Insured's death, on surrender or on the Maturity Date. Payments under Option 1 will begin at the end of the first interest period after the date proceeds are otherwise payable.

    OPTION 1--INTEREST INCOME. Periodic payments of interest earned from the proceeds will be paid. Payments can be annual, semi-annual, quarterly or monthly, as selected by the payee, and will begin at the end of the first period chosen. Proceeds left under this plan will earn interest at a rate determined by the Company, in no event less than 3.0% compounded yearly. The payee may withdraw all or part of the proceeds at any time.

    OPTION 2--INCOME FOR A FIXED PERIOD. Periodic payments will be made for a fixed period not longer than 30 years. Payments can be annual, semi-annual, quarterly or monthly. Guaranteed amounts payable under the plan will earn interest at a rate determined by the Company, in no event less than 3.0% compounded yearly.

    OPTION 3--LIFE INCOME WITH TERM CERTAIN. Equal periodic payments will be made for a guaranteed minimum period elected. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 0, 5, 10, 15 or 20 years. Guaranteed amounts payable under this plan will earn interest at a rate determined by the Company, in no event less than 3.0% compounded yearly.

    OPTION 4--INCOME OF A FIXED AMOUNT. Equal periodic payments of a definite amount will be paid. Payments can be annual, semi-annual, quarterly or monthly. The amount paid each period must be at least $20 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. Unpaid proceeds will earn interest at a rate determined by the Company, in no event less than 3.0% compounded yearly.

    OPTION 5--JOINT AND TWO-THIRDS SURVIVOR MONTHLY LIFE INCOME. Equal monthly payments will be made for as long as two payees live. The guaranteed amount payable under this plan will earn interest at a minimum rate of 3.0% compounded yearly. When one payee dies, payments of two-thirds of the original monthly payment will be made to the surviving payee. Payments will stop when the surviving payee dies.


    ALTERNATE PAYMENT OPTION. In lieu of one of the above options, we may settle the Accumulated Value, cash surrender value or death benefit, as applicable, under any other payment option we make available or under any other payment option you request and we agree to.

--------------------------------------------------------------------------------

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

    We deduct certain charges in connection with the Policy to compensate us for
    (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume, some of which are described below.

SERVICES AND BENEFITS WE PROVIDE:                    -  the death benefit, cash and loan benefits
                                                        under the Policy
                                                     -  investment options, including premium
                                                        allocations
                                                     -  administration of elective options
                                                     -  the distribution of reports to Policyowners

COSTS AND EXPENSES WE INCUR:                         -  costs associated with processing and
                                                        underwriting applications, issuing and
                                                        administering the Policy (including any
                                                        Policy riders)
                                                     -  overhead and other expenses for providing
                                                        services and benefits
                                                     -  sales and marketing expenses
                                                     -  other costs of doing business, such as
                                                        collecting premiums, maintaining records,
                                                        processing claims, effecting transactions,
                                                        and paying Federal, state and local premium
                                                        and other taxes and fees

RISKS WE ASSUME:                                     -  that the cost of insurance charges we may
                                                        deduct are insufficient to meet our actual
                                                        claims because Insureds die sooner than we
                                                        estimate
                                                     -  that the costs of providing the services
                                                        and benefits under the Policies exceed the
                                                        charges we deduct

    The nature and amount of these charges are described more fully below.
--------------------------------------------------------------------------------

PREMIUM EXPENSE CHARGE


    Before allocating Net Premiums among the Subaccounts and the Declared Interest Option, we reduce premiums paid by a premium expense charge. The premium less the premium expense charge equals the Net Premium.



    The premium expense charge is 7% of each premium up to the Target Premium (or 2% for each premium over the Target Premium) and is used to compensate us for expenses incurred in distributing the Policy, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising costs and charges we consider necessary to pay all taxes imposed by states and subdivisions thereof (which currently range from 1% to 3%).

--------------------------------------------------------------------------------

MONTHLY DEDUCTION


    We deduct certain charges monthly from the Accumulated Value of each Policy ("monthly deduction") to compensate us for the cost of insurance coverage and any additional benefits added by rider (See "GENERAL PROVISIONS--Additional Insurance Benefits"), for underwriting and start-up expenses in connection with issuing a Policy and for certain administrative costs. We deduct the monthly deduction on the Policy Date and on each Monthly Deduction Day. We deduct it from the

    Declared Interest Option and each Subaccount in the same proportion that the Policy's Net Accumulated Value in the Declared Interest Option and the Policy's Accumulated Value in each Subaccount bear to the total Net Accumulated Value of the Policy. For purposes of making deductions from the Declared Interest Option and the Subaccounts, we determine Accumulated Values as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.


    During the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount, the monthly deduction will include a first year monthly administrative charge.

    We make the monthly deduction on the Business Day coinciding with or immediately following each Monthly Deduction Day and it will equal:

        -  the cost of insurance for the Policy; plus

        -  the cost of any optional insurance benefits added by rider; plus


        -  the monthly policy expense charge.


    COST OF INSURANCE. This charge is designed to compensate us for the anticipated cost of paying death proceeds to Beneficiaries of those Insureds who die prior to the Maturity Date. We determine the cost of insurance on a monthly basis, and we determine it separately for the initial Specified Amount and for any subsequent increases in Specified Amount. We will determine the monthly cost of insurance charge by dividing the applicable cost of insurance rate, or rates, by 1,000 and multiplying the result by the net amount at risk for each Policy Month.

    NET AMOUNT AT RISK. Under Option A the net amount at risk for a Policy Month is equal to (a) divided by (b); and under Option B the net amount at risk for a Policy Month is equal to (a) divided by (b), minus (c), where:

        (a)   is the Specified Amount;


        (b)  is 1.0032737(1); and



        (c)   is the Accumulated Value.



    We determine the Specified Amount and the Accumulated Value as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day.



    We determine the net amount at risk separately for the initial Specified Amount and any increases in Specified Amount. In determining the net amount at risk for each Specified Amount, we first consider the Accumulated Value a part of the initial Specified Amount. If the Accumulated Value exceeds the initial Specified Amount, we will consider it to be a part of any increase in the Specified Amount in the same order as the increases occurred.


    COST OF INSURANCE RATE. We base the cost of insurance rate for the initial Specified Amount on the Insured's sex, premium class and Attained Age. For any increase in Specified Amount, we base the cost of insurance rate on the Insured's sex, premium class and age at last birthday on the effective date of the increase. Actual cost of insurance rates may change and we will determine the actual monthly cost of insurance rates by the Company based on its expectations as to future mortality experience. However, the actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners' Standard Ordinary Non-Smoker and Smoker Mortality Table. Current cost of insurance rates are generally less than the guaranteed maximum rates. Any change in the cost of insurance rates will apply to all persons of the same age, sex and premium class whose Policies have been in force the same length of time.

------------------------

(1) Dividing by this number reduces the net amount at risk, solely for the purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.

    The cost of insurance rates generally increase as the Insured's Attained Age increases. The premium class of an Insured also will affect the cost of insurance rate. The Company currently places Insureds into a standard premium class or into premium classes involving a higher mortality risk. In an otherwise identical Policy, Insureds in the standard premium class will have a lower cost of insurance rate than those in premium classes involving higher mortality risk. The standard premium class is also divided into two categories: tobacco and non-tobacco. (The Company may offer preferred classes in addition to the standard tobacco and non-tobacco classes.) Non-tobacco-using Insureds will generally have a lower cost of insurance rate than similarly situated Insureds who use tobacco.



    We determine the cost of insurance rate separately for the initial Specified Amount and for the amount of any increase in Specified Amount. In calculating the cost of insurance charge, we apply the rate for the premium class on the Policy Date to the net amount at risk for the initial Specified Amount; for each increase in Specified Amount, we use the rate for the premium class applicable to the increase. However, if we calculate the death benefit as the Accumulated Value times the specified amount factor, we will use the rate for the premium class for the most recent increase that required evidence of insurability for the amount of death benefit in excess of the total Specified Amount.


    ADDITIONAL INSURANCE BENEFITS. The monthly deduction will include charges for any additional benefits provided by rider. (See "GENERAL
    PROVISIONS--Additional Insurance Benefits.")


    MONTHLY POLICY EXPENSE CHARGE. We have primary responsibility for the administration of the Policy and the Variable Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash withdrawals, surrenders and Policy changes, and reporting and overhead costs. As reimbursement for administrative expenses related to the maintenance of each Policy and the Variable Account, we assess a $5 monthly administrative charge against each Policy. We guarantee this charge will not exceed $7 per Policy Month.



    FIRST YEAR MONTHLY ADMINISTRATIVE CHARGE. We deduct monthly administrative charges from Accumulated Value as part of the monthly deduction during the first twelve Policy Months and during the twelve Policy Months immediately following an increase in Specified Amount. The charge will compensate us for first year underwriting, processing and start-up expenses incurred in connection with the Policy and the Variable Account. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insured's premium class, and establishing policy records. The first year monthly administrative charge is $0.05 per $1,000 of Specified Amount, or increase in Specified Amount. We guarantee this charge will not exceed $0.07 per $1,000 of Specified Amount.



    FIRST YEAR MONTHLY EXPENSE CHARGE. We will deduct a monthly expense charge of $5 from Accumulated Value during the first twelve Policy Months. We guarantee this charge will not exceed $7 per Policy Month.

--------------------------------------------------------------------------------


TRANSFER CHARGE



    We may impose a transfer charge of $25 for the second and each subsequent transfer during a Policy Year to compensate us for the costs in making the transfer.


        - Unless paid in cash, we will deduct the transfer charge from the amount transferred.

        - Once we issue a Policy, we will not increase this charge for the life of the Policy.

        - We will not impose a transfer charge on transfers that occur as a result of Policy Loans, the exercise of the special transfer privilege or the initial allocation of Accumulated Value among the Subaccounts and the Declared Interest Option following acceptance of the Policy by the Policyowner.


    Currently there is no charge for changing the net premium allocation instructions.
--------------------------------------------------------------------------------


PARTIAL WITHDRAWAL FEE



    Upon partial withdrawal of a Policy, we assess a charge equal to the lesser of $25 or 2% of the amount withdrawn to compensate us for costs incurred in accomplishing the withdrawal. We deduct this fee from Accumulated Value.

--------------------------------------------------------------------------------


SURRENDER CHARGE



    We apply a Surrender Charge during the first six Policy Years, as well as during the first six years following an increase in Specified Amount. This charge is an amount per $1,000 of Specified Amount which declines to $0 in the seventh year and varies by age, sex, underwriting category and Policy Year. We have listed below the maximum Surrender Charge for select ages in various underwriting categories in the first Policy Year.



    ISSUE AGE        MALE, TOBACCO     FEMALE, TOBACCO    UNISEX, TOBACCO
       30                10.49              10.40              9.76
       50                26.80              15.49              24.41
       70                34.49              34.49              34.49



    The Surrender Charge is level within each Policy Year. (See "APPENDIX C -- Maximum Surrender Charges.")



    We reserve the right to waive the Surrender Charge after the first Policy Year if the Insured is terminally ill or stays in a qualified nursing care center for 90 days.

--------------------------------------------------------------------------------

VARIABLE ACCOUNT CHARGES


    MORTALITY AND EXPENSE RISK CHARGE. We deduct a daily mortality and expense risk charge from each Subaccount at an effective annual rate of .90% of the average daily net assets of the Subaccounts. We guarantee this charge will not exceed 1.05% of the average daily net assets of the Subaccount. We may realize a profit from this charge and may use such profit for any lawful purpose, including payment of our distribution expenses.


    The mortality risk we assume is that Insureds may die sooner than anticipated and therefore, we may pay an aggregate amount of life insurance proceeds greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

    FEDERAL TAXES. Currently no charge is made to the Variable Account for federal income taxes that may be attributable to the Variable Account. We may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Account may also be made. (See "FEDERAL TAX MATTERS--Taxation of the Company.")

    INVESTMENT OPTION EXPENSES. The value of net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by each Investment Option. The investment advisory fee and other expenses applicable to each Investment Option are listed in the "SUMMARY OF THE POLICY" and described in the prospectus for each Fund's Investment Option.

--------------------------------------------------------------------------------

THE DECLARED INTEREST OPTION
--------------------------------------------------------------------------------


    Policyowners may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option. Because of exemptive and exclusionary provisions, we have not registered interests in the Declared Interest Option under the Securities Act of 1933 and we have not registered the Declared Interest Option as an investment company under the Investment Company Act of 1940. Accordingly, neither the Declared Interest Option nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Declared Interest Option. Disclosures regarding the Declared Interest Option may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. Please refer to the Policy for complete details regarding the Declared Interest Option.

--------------------------------------------------------------------------------

GENERAL DESCRIPTION

    Our General Account supports the Declared Interest Option. The General Account consists of all assets we own other than those in the Variable Account and other separate accounts. Subject to applicable law, we have sole discretion over the investment of the General Account's assets.


    A Policyowner may elect to allocate Net Premiums to the Declared Interest Option, the Variable Account, or both. The Policyowner may also transfer Accumulated Value from the Subaccounts to the Declared Interest Option, or from the Declared Interest Option to the Subaccounts. Allocating or transferring funds to the Declared Interest Option does not entitle a Policyowner to share in the investment experience of the General Account. Instead, we guarantee that Accumulated Value in the Declared Interest Option will accrue interest at an effective annual rate of at least 4%, independent of the actual investment experience of the General Account.

--------------------------------------------------------------------------------


DECLARED INTEREST OPTION ACCUMULATED VALUE



    Net premiums allocated to the Declared Interest Option are credited to the Policy. The Company bears the full investment risk for these amounts. The Company guarantees that interest credited to each Policyowner's Accumulated Value in the Declared Interest Option will not be less than an effective annual rate of 4%. The Company may, in its sole discretion, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4% per year, and might not do so. Any interest credited on the Policy's Accumulated Value in the Declared Interest Option in excess of the guaranteed rate of 4% per year will be determined in the sole discretion of the Company and may be changed at any time by the Company, in its sole discretion. The Policyowner assumes the risk that the interest credited may not exceed the guaranteed minimum rate of 4% per year. The interest credited to the Policy's Accumulated Value in the Declared Interest Option that equals Policy Debt may be greater than 4%, but will in no event be greater than the current effective loan interest rate minus no more than 3%. From time to time, we may allow a loan spread of 0% on the gain in a Policy in effect a mininum of ten years. The Accumulated Value in the Declared Interest Option will be calculated no less frequently than each Monthly Deduction Day.



    The Company guarantees that, at any time prior to the Maturity Date, the Accumulated Value in the Declared Interest Option will not be less than the amount of the Net Premiums allocated or Accumulated Value transferred to the Declared Interest Option, plus interest at the rate of 4% per year, plus any excess interest which the Company credits, less the sum of all policy charges allocable to the Declared Interest Option and any amounts deducted from the Declared Interest Option in connection with partial surrenders or transfers to the Variable Account.

--------------------------------------------------------------------------------


TRANSFERS, PARTIAL WITHDRAWALS, SURRENDERS AND POLICY LOANS



    You may transfer amounts between the Subaccounts and the Declared Interest Option. However, only one transfer between the Variable Account and the Declared Interest Option is permitted in each Policy Year. We may impose a transfer charge of $25 in connection with the transfer unless such transfer is the first transfer requested by the Policyowner during such Policy Year. Unless you submit the transfer charge in cash with your request, we will deduct the charge from the amount transferred. No more than 50% of the Net Accumulated Value in the Declared Interest Option may be transferred from the Declared Interest Option unless the balance in the Declared Interest Option immediately after the transfer will be less than $1,000. If the balance in the Declared Interest Option after a transfer would be less than $1,000, you may transfer the full Net Accumulated Value in the Declared Interest Option. A Policyowner may also make surrenders and obtain Policy Loans from the Declared Interest Option at any time prior to the Policy's Maturity Date.



    We may delay transfers partial withdrawals and surrenders from, and payments of Policy Loans allocated to, the Declared Interest Option for up to six months.


--------------------------------------------------------------------------------

GENERAL PROVISIONS
--------------------------------------------------------------------------------

THE CONTRACT

    We issue the Policy in consideration of the statements in the application and the payment of the initial premium. The Policy, the application, and any supplemental applications and endorsements make up the entire contract. In the absence of fraud, we will treat the statements made in an application or supplemental application as representations and not as warranties. We will not use any statement to void the Policy or in defense of a claim unless the statement is contained in the application or any supplemental application.
--------------------------------------------------------------------------------

INCONTESTABILITY

    The Policy is incontestable, except for fraudulent statements made in the application or supplemental applications, after it has been in force during the lifetime of the Insured for two years from the Policy Date or date of reinstatement. Any increase in Specified Amount will be incontestable only after it has been in force during the lifetime of the Insured for two years from the effective date of the increase.
--------------------------------------------------------------------------------

CHANGE OF PROVISIONS

    The Company reserves the right to change the Policy, in the event of future changes in the federal tax law, to the extent required to maintain the Policy's qualification as life insurance under federal tax law.

    Except as provided in the foregoing paragraph, no one can change any part of the Policy except the Policyowner and the President, a Vice President, the Secretary or an Assistant Secretary of the Company. Both must agree to any change and such change must be in writing. No agent may change the Policy or waive any of its provisions.

--------------------------------------------------------------------------------

MISSTATEMENT OF AGE OR SEX

    If the Insured's age or sex was misstated in the application, we will adjust each benefit and any amount to be paid under the Policy to reflect the correct age and sex.
--------------------------------------------------------------------------------

SUICIDE EXCLUSION


    If the Policy is in force and the Insured commits suicide, while sane or insane, within one year from the Policy Date, we will limit life insurance proceeds payable under the Policy to all premiums paid, reduced by any outstanding Policy Debt and any partial withdrawals, and increased by any unearned loan interest. If the Policy is in force and the Insured commits suicide, while sane or insane, within one year from the effective date of any increase in Specified Amount, we will not pay any increase in the death benefit resulting from the requested increase in Specified Amount. Instead, we will refund to the Policyowner an amount equal to the total cost of insurance applied to the increase.

--------------------------------------------------------------------------------

ANNUAL REPORT

    At least once each year, we will send an annual report to each Policyowner. The report will show

        -   the current death benefit,


        - the Accumulated Value in each Subaccount and in the Declared Interest Option,


        -   outstanding Policy Debt, and

        - premiums paid, partial surrenders made and charges assessed since the last report.

    The report will also include any other information required by state law or regulation. Further, the Company will send the Policyowner the reports required by the Investment Company Act of 1940.
--------------------------------------------------------------------------------

NON-PARTICIPATION

    The Policy does not participate in the Company's profits or surplus earnings. No dividends are payable.
--------------------------------------------------------------------------------

OWNERSHIP OF ASSETS

    The Company shall have the exclusive and absolute ownership and control over assets, including the assets of the Variable Account.
--------------------------------------------------------------------------------

WRITTEN NOTICE

    You should send any written notice to the Company at our Home Office. The notice should include the policy number and the Insured's full name. Any notice we send to a Policyowner will be sent to the address shown in the application unless you filed an appropriate address change form with the Company.
--------------------------------------------------------------------------------

POSTPONEMENT OF PAYMENTS


    The Company will usually mail the proceeds of complete surrenders, partial withdrawals and Policy Loans within seven days after we receive the Policyowner's signed request at the Home Office. The Company will usually mail death proceeds within seven days after receipt of Due Proof of Death and maturity benefits within seven days of the Maturity Date. However, we may postpone payment of any amount upon complete or partial surrender, payment of any Policy Loan, and payment of death proceeds or benefits at maturity whenever:

        - the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;

        - the Securities and Exchange Commission by order permits postponement for the protection of Policyowners; or

        - an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of the securities is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Variable Account.

    We also may postpone transfers under these circumstances.

    Payments under the Policy which are derived from any amount paid to the Company by check or draft may be postponed until such time as the Company is satisfied that the check or draft has cleared the bank upon which it is drawn.
--------------------------------------------------------------------------------

CONTINUANCE OF INSURANCE

    The insurance under a Policy will continue until the earlier of:


        - the end of the Grace Period following the Monthly Deduction Day on which the Net Accumulated Value during the first three Policy Years, or Net Surrender Value after three Policy Years is less than the monthly deduction for the following Policy Month;



        - the date the Policyowner surrenders the Policy for its entire Net Accumulated Value;


        -  the death of the Insured; or

        -  the Maturity Date.

    Any rider to a Policy will terminate on the date specified in the rider.
--------------------------------------------------------------------------------

OWNERSHIP

    The Policy belongs to the Policyowner. The original Policyowner is the person named as owner in the application. Ownership of the Policy may change according to the ownership option selected as part of the original application or by a subsequent endorsement to the Policy. During the Insured's lifetime, all rights granted by the Policy belong to the Policyowner, except as otherwise provided for in the Policy.

    Special ownership rules may apply if the Insured is under legal age (as defined by state law in the state in which the Policy is delivered) on the Policy Date.

    The Policyowner may assign the Policy as collateral security. The Company assumes no responsibility for the validity or effect of any collateral assignment of the Policy. No assignment will bind us unless in writing and until we receive notice of the assignment at the Home Office. The assignment is subject to any payment or action we may have taken before we received notice of the assignment at the Home Office. Assigning the Policy may have federal income tax consequences. [See "FEDERAL TAX MATTERS."]
--------------------------------------------------------------------------------

THE BENEFICIARY

    The Policyowner designates the primary Beneficiaries and contingent Beneficiaries in the application. If changed, the primary Beneficiary or contingent Beneficiary is as shown in the latest change filed with the Company. One or more primary or contingent Beneficiaries may be named in the application. In such case, the proceeds will be paid in equal shares to the survivors in the appropriate beneficiary class, unless requested otherwise by the Policyowner.

    Unless a payment option is chosen, we will pay the proceeds payable at the Insured's death in a lump sum to the primary Beneficiary. If the primary Beneficiary dies before the Insured, we will pay the proceeds to the contingent Beneficiary. If no Beneficiary survives the Insured, we will pay the proceeds to the Policyowner or the Policyowner's estate.
--------------------------------------------------------------------------------

CHANGING THE POLICYOWNER OR BENEFICIARY

    During the Insured's life, the Policyowner and the Beneficiary may be changed. To make a change, you must send a written request to the Company at its Home Office. The request and the change must be in a form satisfactory to the Company and we must actually receive and record the request. The change will take effect as of the date you sign the request. The change will be subject to any payment made before the Company recorded the change. The Company may require return of the Policy for endorsement.
--------------------------------------------------------------------------------

ADDITIONAL INSURANCE BENEFITS

    Subject to certain requirements, you may add one or more of the following additional insurance benefits to a Policy by rider:

        -  Universal Cost of Living Increase;

        -  Universal Waiver of Charges;

        -  Universal Adult Term Insurance;

        -  Universal Children's Term Insurance; and

        -  Universal Guaranteed Insurability Option.

    We will deduct the cost of any additional insurance benefits as part of the monthly deduction. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.") You may obtain detailed information concerning available riders from the agent selling the Policy.

--------------------------------------------------------------------------------

DISTRIBUTION OF THE POLICIES
--------------------------------------------------------------------------------


    The Policies will be sold by individuals who in addition to being licensed as life insurance agents for the Company, are also registered representatives of the principal underwriter of the Policies, EquiTrust Marketing Services, LLC ("EquiTrust Marketing"), a broker-dealer having a selling agreement with EquiTrust Marketing or a broker-dealer having a selling agreement with such broker-dealer. EquiTrust Marketing, a corporation organized on May 7, 1970, under the laws of the State of Delaware, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.



    Writing agents will receive commissions based on a commission schedule and rules. The Company may pay agents first year commissions at a rate not exceeding 50% of minimum initial premiums and 4% of unscheduled premiums paid in the first Policy Year. Agents will be paid renewal commissions at a rate equal to 5% of planned periodic premiums and 4% of unscheduled premiums paid after the first Policy Year. Additional commissions at a rate not exceeding 50% of the increase in planned periodic premiums may be paid during the first year following an increase in Specified Amount.



    These commissions (and other distribution expenses, such as production incentive bonuses, agent's insurance and pensions benefits, agency management compensation and bonuses and expense allowances) are paid by the Company. They do not result in any additional charges against the Policy that are not described above under "CHARGES AND DEDUCTIONS."

--------------------------------------------------------------------------------

FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

INTRODUCTION

    The following summary provides a general description of the Federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.
--------------------------------------------------------------------------------

TAX STATUS OF THE POLICY

    In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a Policy issued on a substandard basis (I.E., a premium class involving higher than standard mortality risk) and it is not clear whether such a policy will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Policy. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to modify the Policy as necessary in order to do so.


    In certain circumstances, owners of variable life insurance policies have been considered for Federal income tax purposes to be the owners of the assets of variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to variable account assets. There is little guidance in this area, and some features of the Policy, such as the flexibility to allocate premium payments and Accumulated Value, have not been explicitly addressed in published rulings. While we believe that the Policy does not give the Policyowner investment control over Variable Account assets, we reserve the right to modify the Policy as necessary to prevent the Policyowner from being treated as the owner of the Variable Account assets supporting the Policy.


    In addition, the Code requires that the investments of the Subaccounts be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Subaccounts, through the funds, will satisfy these diversification requirements.

    The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.
--------------------------------------------------------------------------------

TAX TREATMENT OF POLICY BENEFITS

    IN GENERAL. The Company believes that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each Policyowner or beneficiary. A tax adviser should be consulted on these consequences.


    Generally, a Policyowner will not be deemed to be in constructive receipt of the Accumulated Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "modified endowment contract."

    MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "modified endowment contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policy as to premium payments and benefits, the individual circumstances of each Policy will determine whether it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premium payments made during the first seven Policy years. Certain changes in a Policy after it is issued could also cause it to be classified as a modified endowment contract. You should consult with a competent tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a modified contract.

    DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
    CONTRACTS. Policies classified as modified endowment contracts are subject to the following tax rules:

        (1) All distributions other than death benefits from a modified endowment contract, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policyowner's investment in the Policy only after all gain has been distributed.

        (2) Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

        (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policyowner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policyowner or the joint lives (or joint life expectancies) of the Policyowner and the Policyowner's beneficiary or designated beneficiary.

    DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Policyowner's investment in the Policy, and only after the recovery of all investment in the Policy, as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

    Loans from or secured by a Policy that is not a modified endowment contract will generally not be treated as taxable distributions.

    Finally, neither distributions from, nor loans from or secured by, a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

    INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

    POLICY LOAN INTEREST. In general, interest on a Policy Loan will not be deductible.

    MULTIPLE POLICIES. All modified endowment contracts that are issued by the Company (or its affiliates) to the same Policyowner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the Policyowner's income when a taxable distribution occurs.

    ACCELERATED DEATH BENEFITS. The Company believes that for federal income tax purposes, an accelerated death benefit payment received under an accelerated death benefit endorsement should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is the insured under the Policy. However, you should consult a qualified tax adviser about the consequences of adding this Endorsement to a Policy or requesting an accelerated death benefit payment under this Endorsement.

    EXCHANGES. The Company believes that an exchange of a fixed-benefit policy issued by the Company for a Policy as provided under "THE POLICY--Exchange Privilege" generally should be treated as a non-taxable exchange of life insurance policies within the meaning of section 1035 of the Code. However, in certain circumstances, the exchanging owner may receive a cash distribution that might have to be recognized as income to the extent there was gain in the fixed-benefit policy. Moreover, to the extent a fixed-benefit policy with an outstanding loan is exchanged for an unencumbered Policy, the exchanging owner could recognize income at the time of the exchange up to an amount of such loan (including any due and unpaid interest on such loan). An exchanging Policyowner should consult a tax adviser as to whether an exchange of a fixed-benefit policy for the Policy will have adverse tax consequences.

    OTHER POLICYOWNER TAX MATTERS. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.
--------------------------------------------------------------------------------

POSSIBLE TAX LAW CHANGES

    Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.
--------------------------------------------------------------------------------

TAXATION OF THE COMPANY

    At the present time, the Company makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the Variable Account or to the policies. The Company reserves the right to charge the Subaccounts of the Variable Account for any future taxes or economic burden the Company may incur.
--------------------------------------------------------------------------------

EMPLOYMENT-RELATED BENEFIT PLANS

    The Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In addition, legislative, regulatory or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policy described in this Prospectus contains guaranteed cost of insurance rates and guaranteed purchase rates for certain payment options that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a Policy may be purchased.

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS

    The Company holds the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from the General Account. The Company maintains records of all purchases and redemptions of shares by each Investment Option for each corresponding Subaccount. Additional protection for the assets of the Variable Account is afforded by a blanket fidelity bond issued by Chubb Insurance Group in the amount of $5,000,000 covering all the officers and employees of the Company.
--------------------------------------------------------------------------------

VOTING RIGHTS

    To the extent required by law, the Company will vote the Fund shares held in the Variable Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and, as a result, the Company determines that it is permitted to vote the Fund shares in its own right, it may elect to do so.


    The number of votes which a Policyowner has the right to instruct are calculated separately for each Subaccount and are determined by dividing a Policy's Accumulated Value in a Subaccount by the net asset value per share of the corresponding Investment Option in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Investment Option which the Policyowner has the right to instruct will be determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at such meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by each Fund. Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Investment Option.


    The Company will vote Fund shares attributable to Policies as to which no timely instructions are received (as well as any Fund shares held in the Variable Account which are not attributable to Policies) in proportion to the voting instructions which are received with respect to all Policies participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast on a matter.

    Fund shares may also be held by separate accounts of other affiliated and unaffiliated insurance companies. The Company expects that those shares will be voted in accordance with instructions of the owners of insurance policies and contracts issued by those other insurance companies. Voting instructions given by owners of other insurance policies will dilute the effect of voting instructions of Policyowners.

    DISREGARD OF VOTING INSTRUCTIONS. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of an Investment Option or to approve or disapprove an investment advisory contract for an Investment Option. In addition, the Company itself may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policy or the investment adviser of an Investment Option if the Company reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on the General Account in that the proposed investment policy for an

    Investment Option may result in overly speculative or unsound investments. In the event the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.
--------------------------------------------------------------------------------

STATE REGULATION OF THE COMPANY

    The Company, a stock life insurance company organized under the laws of Iowa, is subject to regulation by the Iowa Insurance Department. An annual statement is filed with the Iowa Insurance Department on or before March lst of each year covering the operations and reporting on the financial condition of the Company as of December 31st of the preceding year. Periodically, the Iowa Insurance Department examines the liabilities and reserves of the Company and the Variable Account and certifies their adequacy, and a full examination of operations is conducted periodically by the National Association of Insurance Commissioners.


    In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

--------------------------------------------------------------------------------


OFFICERS AND DIRECTORS OF FARM BUREAU LIFE INSURANCE COMPANY


    The principal business address of each person listed, unless otherwise indicated, is 5400 University Avenue, West Des Moines, Iowa 50266. The principal occupation shown reflects the principal employment of each individual during the past five years.


      NAME AND POSITION
       WITH THE COMPANY         PRINCIPAL OCCUPATION LAST FIVE YEARS
Kenneth R. Ashby                Farmer; President, Utah Farm Bureau Federation and affiliated
Director                          companies and Ashby's Valley View Farms; Vice President and
                                  Director, Utah Farm Bureau Insurance Co.; Director, Millard County
                                  Water Conservancy District, American Farm Bureau Federation and
                                  affiliated companies, Multi States Farmers Service Co., FBL
                                  Financial Group, Inc. and Universal Assurors Life Insurance
                                  Company
Al Christopherson               Farmer; President, Minnesota Farm Bureau Federation; Director, FBL
Director                          Financial Group, Inc., Universal Assurors Life Insurance Company,
                                  Farm Bureau Mutual Insurance Company and FBL Insurance Brokerage,
                                  Inc.
Ernest A. Glienke               Farmer; Director, Farm Bureau Mutual Insurance Company, FBL
Director                          Insurance Brokerage, Inc., Utah Farm Bureau Insurance Company and
                                  FBL Financial Services, Inc.
Philip A. Hemesath              Farmer; Director, Farm Bureau Mutual Insurance Company, FBL
Director                          Insurance Brokerage, Inc. and FBL Financial Services, Inc.
Craig D. Hill                   Farmer; President, CAPA Hill, Inc.; Director, Farm Bureau Mutual
Director                          Insurance Company, FBL Insurance Brokerage, Inc., Utah Farm Bureau
                                  Insurance Company and FBL Financial Services, Inc.
Daniel L. Johnson               Farmer; Farm Bureau Mutual Insurance Company, FBL Insurance
Director                          Brokerage, Inc. and FBL Financial Services, Inc.

      NAME AND POSITION
       WITH THE COMPANY         PRINCIPAL OCCUPATION LAST FIVE YEARS
Richard G. Kjerstad             Farmer; President and Director, South Dakota Farm Bureau Federation
Director                          and South Dakota Farm Bureau Mutual Insurance Company; Director,
                                  FBL Financial Group, Inc. and Universal Assurors Life Insurance
                                  Company
Lindsey D. Larsen               Farmer; Director, Farm Bureau Mutual Insurance Company, FBL
Director                          Insurance Brokerage, Inc., Utah Farm Bureau Insurance Company and
                                  FBL Financial Services, Inc.
David R. Machacek               Farmer; Director, Farm Bureau Mutual Insurance Company, FBL
Director                          Insurance Brokerage, Inc., and FBL Financial Services, Inc.
Donald O. Narigon               Farmer; Director, Farm Bureau Mutual Insurance Company, FBL
Director                          Insurance Brokerage, Inc., and FBL Financial Services, Inc.
Bryce P. Neidig                 Farmer; President, Nebraska Farm Bureau Federation, Nebraska Farm
Director                          Bureau Services, Inc., Farm Bureau Insurance Company of Nebraska,
                                  Nebraska Farm Bureau Insurance Agency, Inc.; Director, American
                                  Agriculture Insurance Company, American Agriculture Insurance
                                  Agency, Inc., American Farm Bureau Service Company, American Farm
                                  Bureau Federation, American Agricultural Communications Systems,
                                  Inc., Western Agricultural Insurance Co., Western Agricultural
                                  Management Corp., FBL Financial Group, Inc., Blue Cross/Blue
                                  Shield of Nebraska and Universal Assurors Life Insurance Company
Charles E. Norris               Farmer; Director, Farm Bureau Mutual Insurance Company, FBL
Director                          Insurance Brokerage, Inc. and FBL Financial Services, Inc.
Keith R. Olsen                  Farmer
Director
Bennett M. Osmonson             Farmer
Director
Howard D. Poulson               Farmer; President, Wisconsin Farm Bureau Federation, Rural Mutual
Director                          Insurance Company and Midwest Livestock Producers; Director, FBL
                                  Financial Group, Inc. and Universal Assurors Life Insurance
                                  Company
Sally A. Puttmann               Farmer; Director, Farm Bureau Mutual Insurance Company, FBL
Director                          Insurance Brokerage, Inc. and FBL Financial Services, Inc.
Beverly L. Schnepel             Farmer; Director, Farm Bureau Mutual Insurance Company, Utah Farm
Director                          Bureau Insurance Company, FBL Insurance Brokerage, Inc. and FBL
                                  Financial Services, Inc.
F. Gary Steiner                 Farmer; Director, Wisconsin Farm Bureau Insurance Company and Bank
Director                          of Alma (Alma, WI)

      NAME AND POSITION
       WITH THE COMPANY         PRINCIPAL OCCUPATION LAST FIVE YEARS
Edward M. Wiederstein           Farmer; Chairman and Director, FBL Financial Group, Inc.; President
President and Director            and Director, Iowa Farm Bureau Federation, FBL Insurance
                                  Brokerage, Inc., Farm Bureau Mutual Insurance Company, Utah Farm
                                  Bureau Insurance Company, FBL Financial Services, Inc., Universal
                                  Assurors Life Insurance Company, EquiTrust Life Insurance Company
                                  and Farm Bureau Agricultural Business Corporation; Director,
                                  Multi-Pig Corporation, Western Agricultural Insurance Company,
                                  Western Ag Insurance Agency, Inc., Western Farm Bureau Life
                                  Insurance Company and American Ag Insurance Company
Craig A. Lang                   Farmer; Director, Growmark, Inc., Western Farm Bureau Life Insurance
Vice President and Director       Company, Utah Farm Bureau Insurance Company, Vice President and
                                  Director, Farm Bureau Mutual Insurance Company, FBL Insurance
                                  Brokerage, Inc. and FBL Financial Services, Inc., Vice President,
                                  Universal Assurors Life Insurance Company
Richard D. Harris               Senior Vice President and Secretary-Treasurer, Farm Bureau Mutual
Senior Vice President and         Insurance Company, FBL Insurance Brokerage, Inc., Universal
Secretary-Treasurer               Assurors Life Insurance Company, Utah Farm Bureau Insurance
                                  Company, Western Farm Bureau Life Insurance Company, FBL Financial
                                  Services, Inc. and FBL Financial Group, Inc.; Senior Vice
                                  President and Assistant Secretary-Treasurer, South Dakota Farm
                                  Bureau Mutual Insurance Company
Stephen M. Morain               Senior Vice President, General Counsel and Management Director, FBL
Senior Vice President and         Financial Group, Inc.
General Counsel
Thomas R. Gibson                Chief Executive Officer and Management Director, FBL Financial
Chief Executive Officer           Group, Inc.
William J. Oddy                 Chief Operating Officer, FBL Financial Group, Inc.
Executive Vice President and
General Manager
Timothy J. Hoffman              Vice President, Chief Property/Casualty Officer, FBL Financial
Vice President                    Group, Inc.
James W. Noyce                  Chief Financial Officer, FBL Financial Group, Inc.
Chief Financial Officer
Barbara J. Moore                Vice President-Market Development, FBL Financial Group, Inc.
Vice President
JoAnn W. Rumelhart              Vice President-Life Operations, FBL Financial Group, Inc.
Vice President-Life Operations
John M. Paule                   Vice President-Corporate Administration, FBL Financial Group, Inc.
Vice President-Corporate
Administration

      NAME AND POSITION
       WITH THE COMPANY         PRINCIPAL OCCUPATION LAST FIVE YEARS
Lynn E. Wilson                  Vice President-Life Sales, FBL Financial Group, Inc.
Vice President-Life Sales
F. Walter Tomenga               Vice President-Corporate Affairs and Marketing Services, FBL
Vice President - Corporate        Financial Group, Inc.
Affairs and Marketing Services
Robert L. Tatge                 Vice President-Property/Casualty Operations, FBL Financial Group,
Vice President                    Inc.
LouAnn Sandburg                 Vice President-Investments and Assistant Treasurer, FBL Financial
Vice President - Investments      Group, Inc.
and Assistant Treasurer
Thomas E. Burlingame            Vice President-Associate General Counsel, FBL Financial Group, Inc.
Vice President - Associate
General Counsel
Kathryn Coleson Horner          Accounting Vice President, FBL Financial Group, Inc.
Accounting Vice President
Dennis M. Marker                Investment Vice President, Administration, FBL Financial Group, Inc.
Investment Vice President,
Administration
Paul Grinvalds                  Variable Operations Vice President, Appointed Actuary, FBL Financial
Variable Operations Vice          Group, Inc.
President
James P. Brannen                Controller and Vice President, FBL Financial Group, Inc.
Controller and Vice President
Ronald J. Palmer                Agency Services Vice President, FBL Financial Group, Inc.
Agency Services Vice President
Christopher G. Daniels          Life Product Development and Pricing Vice President, FBL Financial
Life Product Development and      Group, Inc.
Pricing Vice President
James M. Mincks                 Human Resources Vice President, FBL Financial Group, Inc.
Human Resources Vice President
Don Seibel                      GAAP Accounting Vice President, FBL Financial Group, Inc.
GAAP Accounting Vice President
Scott Shuck                     Marketing Services Vice President, FBL Financial Group, Inc.
Marketing Services Vice
President
Jim Streck                      Traditional Operations Vice President, FBL Financial Group, Inc.
Traditional Operations Vice
President
Blake D. Weber                  Sales Services Vice President, FBL Financial Group, Inc.
Sales Services Vice President

      NAME AND POSITION
       WITH THE COMPANY         PRINCIPAL OCCUPATION LAST FIVE YEARS
Kermit J. Larson                Agency Vice President, Farm Bureau Life Insurance Company
Agency Vice President
Larry W. Riley                  Agency Vice President, Farm Bureau Life Insurance Company
Agency Vice President
John F. Mottet                  Agency Vice President, Farm Bureau Life Insurance Company
Agency Vice President
Richard J. January              Regional Vice President, Farm Bureau Life Insurance Company
Regional Vice President
Cyrus S. Winters                Regional Vice President, Farm Bureau Life Insurance Company
Regional Vice President
Michael J. Tousley              Regional Vice President, Farm Bureau Life Insurance Company
Regional Vice President
Ronnie G. Lee                   Agency Vice President, Farm Bureau Life Insurance Company
Agency Vice President
Art Sieler                      Agency Vice President, Farm Bureau Life Insurance Company
Agency Vice President


--------------------------------------------------------------------------------

LEGAL MATTERS

    Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to federal securities laws applicable to the issuance of the flexible premium variable life insurance policy described in this Prospectus. All matters of Iowa law pertaining to the Policy, including the validity of the Policy and the Company's right to issue the Policy under Iowa Insurance Law, have been passed upon by Stephen M. Morain, Senior Vice President and General Counsel of the Company.
--------------------------------------------------------------------------------

LEGAL PROCEEDINGS

    The Company, like other insurance companies, is involved in lawsuits. Currently, there are no class action lawsuits naming the Company as a defendant or involving the Variable Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account or the Company.
--------------------------------------------------------------------------------

EXPERTS


    The financial statements and schedules of the Company at December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998, appearing herein, have been audited by Ernst & Young LLP, independent auditors, as set forth in their respective reports thereon appearing elsewhere herein and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


    Actuarial matters included in this Prospectus have been examined by Christopher G. Daniels, FSA, MAAA, Life Product Development and Pricing Vice President, as stated in the opinion filed as an exhibit to the registration statement.

--------------------------------------------------------------------------------

YEAR 2000

    Like other investment funds, financial and business organizations and individuals around the world, the Variable Account could be adversely affected if the computer systems used by the Company and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Company has completed a comprehensive assessment of the Year 2000 issue and developed a plan to address the issue in a timely manner. The Company has and will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. The Company anticipates completing the Year 2000 project prior to any anticipated impact on its operating systems.

    The date on which the Company believes it will complete the Year 2000 modifications is based on management's best estimates, which were derived utilizing numerous assumptions of future events. The Company also recognizes there are outside influences and dependencies relative to its Year 2000 effort, over which it has little or no control. However, the Company is putting effort into ensuring these considerations will have minimal impact. These would include the continued availability of certain resources, third-party modification plans and many other factors. However, there can be no guarantee that these estimates will be achieved and actual results could differ from those anticipated.
--------------------------------------------------------------------------------

OTHER INFORMATION

    A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Variable Account, the Company and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


    The consolidated balance sheets of the Company at December 31, 1998 and 1997 and the related consolidated statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 1998, appearing herein, have been audited by Ernst & Young LLP, independent auditors, as set forth in their respective reports thereon appearing elsewhere herein. At December 31, 1998, there are no policies outstanding; accordingly, no financial statements for the Variable Account are available or presented herein.

                 (This page has been left blank intentionally.)

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholder
Farm Bureau Life Insurance Company

We have audited the accompanying consolidated balance sheets of Farm Bureau Life Insurance Company as of December 31, 1998 and 1997, and the related consolidated statements of income, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Farm Bureau Life Insurance Company at December 31, 1998 and 1997, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles.

                                          /s/ Ernst & Young LLP

Des Moines, Iowa
February 15, 1999

                       FARM BUREAU LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                            DECEMBER 31,
                                                    -----------------------------
                                                        1998            1997
                                                    -------------   -------------
ASSETS
Investments:
  Fixed maturities:
    Held for investment, at amortized cost
      (market: 1998--$422,617; 1997-- $541,332)     $     403,306   $     522,411
    Available for sale, at market (amortized cost:
      1998--$1,404,145; 1997-- $1,218,469)              1,471,172       1,286,169
  Equity securities, at market (cost:
    1998--$36,183; 1997--$54,861)                          31,980          51,268
  Mortgage loans on real estate                           227,335         253,093
  Investment real estate, less allowances for
    depreciation of $4,064 in 1998 and $2,507 in
    1997                                                   39,812          38,774
  Policy loans                                             89,325          90,052
  Other long-term investments                               6,236           9,989
  Short-term investments                                   70,090          23,853
                                                    -------------   -------------
Total investments                                       2,339,256       2,275,609

Cash and cash equivalents                                   1,609           1,678
Securities and indebtedness of related parties             64,570          63,394
Accrued investment income                                  25,666          25,340
Accounts and notes receivable                                 331             703
Amounts receivable from affiliates                          3,635           6,686
Reinsurance recoverable                                     2,178           3,934
Deferred policy acquisition costs                         172,610         157,096
Property and equipment, less allowances for
  depreciation of $2,871 in 1998 and $18,330 in
  1997                                                      9,953          32,518
Current income taxes recoverable                            9,660          10,349
Goodwill, less accumulated amortization of $3,484
  in 1998 and $2,792 in 1997                                9,948          10,640
Other assets                                                4,529           7,443
Assets held in separate accounts                          190,111         138,409
                                                    -------------   -------------
Total assets                                        $   2,834,056   $   2,733,799
                                                    -------------   -------------
                                                    -------------   -------------

                                                            DECEMBER 31,
                                                    -----------------------------
                                                        1998            1997
                                                    -------------   -------------
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Policy liabilities and accruals:
    Future policy benefits:
      Interest sensitive products                   $   1,183,052   $   1,172,881
      Traditional life insurance and accident and
        health products                                   582,447         576,405
      Unearned revenue reserve                             25,053          23,341
    Other policy claims and benefits                        6,923           7,091
                                                    -------------   -------------
                                                        1,797,475       1,779,718
  Other policyholders' funds:
    Supplementary contracts without life
      contingencies                                       138,969         129,389
    Advance premiums and other deposits                    66,296          66,626
    Accrued dividends                                      11,802          12,107
                                                    -------------   -------------
                                                          217,067         208,122
  Long-term debt                                               71              77
  Amounts payable to affiliates                               106              --
  Deferred income taxes                                    47,593          45,123
  Other liabilities                                        60,923          29,639
  Liabilities related to separate accounts                190,111         138,409
                                                    -------------   -------------
Total liabilities                                       2,313,346       2,201,088

Commitments and contingencies

Stockholder's equity:
  Preferred stock, 7 1/2% cumulative, par value
    $50.00 per share--authorized 6,000 shares                  --              --
  Common stock, par value $50.00 per
    share--authorized 994,000 shares, issued and
    outstanding 50,000 shares                               2,500           2,500
  Additional paid-in capital                               55,225          55,285
  Accumulated other comprehensive income                   38,548          38,719
  Retained earnings                                       424,437         436,207
                                                    -------------   -------------
Total stockholder's equity                                520,710         532,711
                                                    -------------   -------------
Total liabilities and stockholder's equity          $   2,834,056   $   2,733,799
                                                    -------------   -------------
                                                    -------------   -------------

SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF INCOME
                             (DOLLARS IN THOUSANDS)

                                                               YEAR ENDED DECEMBER 31,
                                                    ---------------------------------------------
                                                        1998            1997            1996
                                                    -------------   -------------   -------------
Revenues:
  Interest sensitive product charges                $      41,520   $      37,802   $      33,755
  Traditional life insurance and accident and
    health premiums                                        60,725          61,675          61,611
  Net investment income                                   179,499         174,763         166,422
  Realized gains (losses) on investments                   (5,646)         38,639          54,454
  Realized gain on dividend of home office
    properties                                              8,346              --              --
  Other income                                              1,755           4,968           9,588
                                                    -------------   -------------   -------------
    Total revenues                                        286,199         317,847         325,830
Benefits and expenses:
  Interest sensitive product benefits                      94,456          95,052          90,720
  Traditional life insurance and accident and
    health benefits                                        44,987          42,121          42,370
  Increase in traditional life and accident and
    health future policy benefits                           7,314          15,107          13,679
  Distributions to participating policyholders             22,020          22,784          23,725
  Underwriting, acquisition and insurance expenses         49,567          48,380          45,714
  Interest expense                                              8               9             425
  Other expenses                                            1,325           1,149           5,515
                                                    -------------   -------------   -------------
    Total benefits and expenses                           219,677         224,602         222,148
                                                    -------------   -------------   -------------
                                                           66,522          93,245         103,682
Income taxes                                              (20,291)        (31,579)        (34,156)
Equity income, net of related income taxes                  1,093           1,908           4,138
                                                    -------------   -------------   -------------
Net income                                          $      47,324   $      63,574   $      73,664
                                                    -------------   -------------   -------------
                                                    -------------   -------------   -------------

SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE INSURANCE COMPANY
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                             (DOLLARS IN THOUSANDS)



                                                                                     ACCUMULATED
                                                                     ADDITIONAL         OTHER                           TOTAL
                                                       COMMON          PAID-IN      COMPREHENSIVE     RETAINED      STOCKHOLDER'S
                                                        STOCK          CAPITAL         INCOME         EARNINGS         EQUITY
                                                    -------------   -------------   -------------   -------------   -------------
Balance at January 1, 1996                          $      2,500    $     50,426    $     34,146    $     353,324   $    440,396
  Comprehensive income:
    Net income for 1996                                       --              --              --           73,664         73,664
    Change in net unrealized investment gains/
      losses                                                  --              --          (7,819)              --         (7,819)
  Total comprehensive income                                                                                              65,845
  Adjustment resulting from capital transaction of
    equity investee                                           --           4,859              --               --          4,859
  Dividend of FBL Financial Services, Inc. to
    parent                                                    --              --              --          (15,096)       (15,096)
  Cash dividend paid to parent                                --              --              --           (5,000)        (5,000)
                                                          ------    -------------   -------------   -------------   -------------
Balance at December 31, 1996                        $      2,500    $     55,285    $     26,327    $     406,892   $    491,004
  Comprehensive income:
    Net income for 1997                                       --              --              --           63,574         63,574
    Change in net unrealized investment gains/
      losses                                                  --              --          12,392               --         12,392
  Total comprehensive income                                                                                              75,966
  Cash dividends paid to parent                               --              --              --          (33,000)       (33,000)
  Other                                                       --              --              --           (1,259)        (1,259)
                                                          ------    -------------   -------------   -------------   -------------
Balance at December 31, 1997                        $      2,500    $     55,285    $     38,719    $     436,207   $    532,711
  Comprehensive income:
    Net income for 1998                                       --              --              --           47,324         47,324
    Change in net unrealized investment gains/
      losses                                                  --              --            (171)              --           (171)
                                                                                                                    -------------
  Total comprehensive income                                                                                              47,153
  Adjustment resulting from capital transactions
    of equity investee                                        --             (60)             --               --            (60)
  Dividend of home office properties to parent                --              --              --          (45,650)       (45,650)
  Cash dividends paid to parent                               --              --              --          (13,444)       (13,444)
                                                          ------    -------------   -------------   -------------   -------------
Balance at December 31, 1998                        $      2,500    $     55,225    $     38,548    $     424,437   $    520,710
                                                          ------    -------------   -------------   -------------   -------------
                                                          ------    -------------   -------------   -------------   -------------



SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (DOLLARS IN THOUSANDS)


                                                               YEAR ENDED DECEMBER 31,
                                                    ---------------------------------------------
                                                        1998            1997            1996
                                                    -------------   -------------   -------------
OPERATING ACTIVITIES
Net income                                          $      47,324   $      63,574   $      73,664
Adjustments to reconcile net income to net cash
  provided by operating activities:
    Adjustments related to interest sensitive
      products:
    Interest credited to account balances                  80,885          82,821          80,867
    Charges for mortality and administration              (41,282)        (38,134)        (35,050)
    Deferral of unearned revenues                           2,464           2,266           1,825
    Amortization of unearned revenue reserve                 (875)           (779)           (530)
  Provision for depreciation and amortization              (1,833)          3,088           5,906
  Net gains related to investments held by
    broker-dealer and investment company
    subsidiaries                                               --          (1,223)         (3,125)
  Realized losses (gains) on investments                    5,646         (38,639)        (54,454)
  Realized gain on dividend of home office
    properties                                             (8,346)             --              --
  Increase in traditional life and accident and
    health benefit accruals                                 7,241          15,198          13,646
  Policy acquisition costs deferred                       (23,208)        (22,334)        (18,561)
  Amortization of deferred policy acquisition
    costs                                                   8,747           7,760           7,271
  Provision for deferred income taxes                       2,596          (5,172)          6,310
  Other                                                    24,175         (12,545)          8,635
                                                    -------------   -------------   -------------
Net cash provided by operating activities                 103,534          55,881          86,404

INVESTING ACTIVITIES
Sale, maturity or repayment of investments:
  Fixed maturities--held for investment                   122,549          40,460          33,212
  Fixed maturities--available for sale                    227,394         250,842         222,093
  Equity securities                                        21,340         109,641         101,937
  Mortgage loans on real estate                            61,343          38,725          21,977
  Investment real estate                                    1,088               6           4,829
  Policy loans                                             22,118          21,002          20,092
  Other long-term investments                                 278              52          10,404
  Short-term investments--net                                  --          41,061              --
                                                    -------------   -------------   -------------
                                                          456,110         501,789         414,544

Acquisition of investments:
  Fixed maturities--held for investment                        --              --         (38,472)
  Fixed maturities--available for sale                   (412,148)       (363,560)       (374,808)
  Equity securities                                        (4,998)        (45,520)        (28,824)
  Mortgage loans on real estate                           (35,512)        (56,571)        (40,601)
  Investment real estate                                   (3,096)        (10,142)         (4,988)
  Policy loans                                            (21,391)        (22,114)        (20,506)
  Other long-term investments                                  --          (1,936)           (535)
  Short-term investments--net                             (46,237)             --         (30,249)
                                                    -------------   -------------   -------------
                                                         (523,382)       (499,843)       (538,983)
Proceeds from disposal, repayments of advances and
  other distributions from equity investees                 5,656          16,084          36,265
Investments in and advances to equity investees            (5,505)        (41,018)        (10,396)
Net cash paid for acquisitions                                 --          (9,694)             --
Net purchases of property and equipment and other          (3,180)            (28)         (7,062)
                                                    -------------   -------------   -------------
Net cash used in investing activities                     (70,301)        (32,710)       (105,632)

                       FARM BUREAU LIFE INSURANCE COMPANY
               CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)
                             (DOLLARS IN THOUSANDS)


                                                               YEAR ENDED DECEMBER 31,
                                                    ---------------------------------------------
                                                        1998            1997            1996
                                                    -------------   -------------   -------------
FINANCING ACTIVITIES
Receipts from interest sensitive and variable
  products credited to policyholder account
  balances                                          $     223,989   $     220,437   $     181,148
Return of policyholder account balances on
  interest sensitive and variable products               (243,841)       (210,728)       (153,784)
Repayments of long-term debt                                   (6)             (4)         (1,199)
Dividends paid                                            (13,444)        (33,000)         (5,135)
                                                    -------------   -------------   -------------
Net cash provided by (used in) financing
  activities                                              (33,302)        (23,295)         21,030
                                                    -------------   -------------   -------------
Increase (decrease) in cash and cash equivalents              (69)           (124)          1,802
Cash and cash equivalents at beginning of year              1,678           1,802              --
                                                    -------------   -------------   -------------
Cash and cash equivalents at end of year            $       1,609   $       1,678   $       1,802
                                                    -------------   -------------   -------------
                                                    -------------   -------------   -------------

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the year for:
  Interest                                          $           7   $           8   $         415
  Income taxes                                             17,571          48,876          17,694

SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS

Farm Bureau Life Insurance Company (the Company), a wholly-owned subsidiary of FBL Financial Group, Inc., operates predominantly in the life insurance industry. The Company currently markets individual life insurance policies and annuity contracts to Farm Bureau members and other individuals and businesses in 14 midwestern and western states. Variable insurance and annuity contracts are also marketed in other states through alliances with other insurance companies and a regional broker/dealer.

Prior to May 31, 1996, the Company owned 100% of the outstanding common stock of FBL Financial Services, Inc., a holding company which, through its subsidiaries, provided investment advisory, marketing and distribution, and leasing services. On May 31, 1996, the common stock of FBL Financial Services, Inc. was transferred to FBL Financial Group, Inc. in the form of a dividend. FBL Financial Services, Inc. had investments of $6.1 million, property and equipment of $26.1 million, other assets of $3.3 million, long-term debt of $11.3 million and other liabilities of $8.8 million on the date of the dividend.

CONSOLIDATION

The consolidated financial statements include the financial statements of the Company and its direct and indirect subsidiaries. All significant intercompany transactions have been eliminated.

INVESTMENTS

FIXED MATURITIES AND EQUITY SECURITIES

Fixed maturity securities, comprised of bonds and redeemable preferred stocks, that the Company has the positive intent and ability to hold to maturity are designated as "held for investment." Held for investment securities are reported at cost adjusted for amortization of premiums and discounts. Changes in the market value of these securities, except for declines that are other than temporary, are not reflected in the Company's financial statements. Fixed maturity securities which may be sold are designated as "available for sale." Available for sale securities are reported at market value and unrealized gains and losses on these securities are included directly in stockholder's equity as a component of accumulated other comprehensive income. The unrealized gains and losses included in accumulated other comprehensive income are reduced by a provision for deferred income taxes and adjustments to deferred policy acquisition costs and unearned revenue reserve that would have been required as a charge or credit to income had such amounts been realized. Premiums and discounts are amortized/accrued using methods which result in a constant yield over the securities' expected lives. Amortization/accrual of premiums and discounts on mortgage and asset-backed securities incorporates prepayment assumptions to estimate the securities' expected lives.

Equity securities, comprised of common and non-redeemable preferred stocks, are reported at market value. The change in unrealized appreciation and depreciation of equity securities is included directly in stockholder's equity, net of any related deferred income taxes, as a component of accumulated other comprehensive income.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are reported at cost adjusted for amortization of premiums and accrual of discounts. If the value of any mortgage loan is determined to be impaired (i.e., when it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to its fair value, which may be based upon the present value of expected future cash flows from the loan (discounted at the loan's effective interest rate), or the fair value of the underlying collateral. The carrying value of impaired loans is reduced by the establishment of a valuation allowance, changes to which are recognized as realized gains or losses on investments. Interest income on impaired loans is recorded on a cash basis.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
OTHER INVESTMENTS

Investment real estate is reported at cost less allowances for depreciation. Policy loans are reported at unpaid principal balance. Short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts.

Other long-term investments include certain nontraditional investments and securities held by a subsidiary engaged in the venture capital investment company industry. Nontraditional investments include a debt-related instrument and investment deposits which are reported at cost. In accordance with accounting practices for the investment company industry, marketable securities held by a subsidiary in this industry are valued at market value if readily marketable or at fair value, as determined by the Board of Directors of the subsidiary, if not readily marketable. The resulting difference between cost and market is included in the statements of income as net investment income. Realized gains and losses are also reported as a component of net investment income. The Company recorded transfers from its venture capital subsidiary, which was dissolved during 1997, at fair value on the date of transfer, establishing a new cost basis for the security.

Securities and indebtedness of related parties include investments in partnerships and corporations over which the Company may exercise significant influence. Such investments are accounted for using the equity method. Changes in the value of the Company's investment in equity investees attributable to capital transactions of the investee, such as an additional offering of stock, are recorded directly to stockholder's equity. Securities and indebtedness of related parties also includes advances and loans to the partnerships and corporations which are principally reported at cost.

REALIZED GAINS AND LOSSES ON INVESTMENTS

The carrying values of all the Company's investments are reviewed on an ongoing basis for credit deterioration, and if this review indicates a decline in market value that is other than temporary, the Company's carrying value in the investment is reduced to its estimated realizable value (the sum of the estimated nondiscounted cash flows for securities or fair value for mortgage loans on real estate) and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments. Realized gains and losses on sales are determined on the basis of specific identification of investments. If the Company expects that an issuer of a security will modify its payment pattern from contractual terms but no writedown is required, future investment income is recognized at the rate implicit in the calculation of net realizable value under the expected payment pattern.

MARKET VALUES

Market values of fixed maturity securities are reported based on quoted market prices, where available. Market values of fixed maturity securities not actively traded in a liquid market are estimated using a matrix calculation assuming a spread (based on interest rates and a risk assessment of the bonds) over U.S. Treasury bonds. Market values of redeemable preferred stock and equity securities are based on the latest quoted market prices, or for those not readily marketable, generally at values which are representative of the market values of comparable issues.

CASH AND CASH EQUIVALENTS

For purposes of the consolidated statements of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

DEFERRED POLICY ACQUISITION COSTS

To the extent recoverable from future policy revenues and gross profits, certain costs of acquiring new insurance business, principally commissions and other expenses related to the production of new business, have been deferred. For participating traditional life insurance and interest sensitive products (principally universal life insurance policies and annuity contracts), these costs are being amortized generally in

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) proportion to expected gross profits (after dividends to policyholders, if applicable) from surrender charges and investment, mortality, and expense margins. That amortization is adjusted retrospectively when estimates of current or future gross profits/margins (including the impact of investment gains and losses) to be realized from a group of products are revised. For nonparticipating traditional life and accident and health insurance products, these costs are amortized over the premium paying period of the related policies, in proportion to the ratio of annual premium revenues to total anticipated premium revenues. Such anticipated premium revenues are estimated using the same assumptions used for computing liabilities for future policy benefits.

PROPERTY AND EQUIPMENT

Property and equipment, comprised primarily of home office properties (prior to March 30, 1998, see below), furniture, equipment and capitalized software costs, are reported at cost less allowances for depreciation and amortization. Depreciation and amortization expense are computed primarily using the straight-line method over the estimated useful lives of the assets. Depreciation and amortization expense for 1998, 1997 and 1996 were $1.8 million, $2.3 million and $5.1 million, respectively.

On March 30, 1998, the Company transferred its home office properties to its parent in the form of a dividend. The fair value of the properties, which served as the basis for the transaction, was $45.7 million and the book value was $24.7 million. The Company is leasing a portion of the properties back from its parent under a sublease arrangement. Of the $21.0 million gain on the transaction, $8.3 million was recognized in the 1998 statement of income and $12.7 million was deferred and is being amortized over the term of the operating lease.

GOODWILL

Goodwill represents the excess of the fair value of assets exchanged over the net assets acquired. Goodwill is generally being amortized on a straight-line basis over a period of 20 years. The carrying value of goodwill is regularly reviewed for indicators of impairment in value, which in the view of management are other than temporary. If facts and circumstances suggest that goodwill is impaired, the Company assesses the fair value of the underlying business and reduces goodwill to an amount that results in the book value of the underlying business approximating fair value. The Company has not recorded any such writedowns during 1998, 1997 or 1996.

FUTURE POLICY BENEFITS

The liability for future policy benefits for participating traditional life insurance is based on net level premium reserves, including assumptions as to interest, mortality, and other assumptions underlying the guaranteed policy cash values. Reserve interest assumptions are level and range from 2.5% to 6.0%. The average rate of assumed investment yields used in estimating gross margins was 8.03% in 1998, 8.15% in 1997 and 8.34% in 1996. Accrued dividends for participating business are established for anticipated amounts earned to date for the period through the policy's next anniversary and are provided for as a separate liability. The declaration of future dividends for participating business is at the discretion of the Board of Directors. Participating business accounted for 40% of receipts from policyholders during 1998 and represented 17% of life insurance inforce at December 31, 1998. Participating business accounted for 42% of receipts from policyholders during 1997 and represented 19% of life insurance inforce at December 31, 1997.

The liabilities for future policy benefits for accident and health insurance are computed using a net level premium (or an equivalent) method, including assumptions as to morbidity, mortality and interest and to include provisions for possible unfavorable deviations. Policy benefit claims are charged to expense in the period that the claims are incurred.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Future policy benefit reserves for interest sensitive products are computed under a retrospective deposit method and represent policy account balances before applicable surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances.

Interest crediting rates for interest sensitive products ranged from 5.00% to 6.50% in 1998, 5.25% to 6.90% in 1997 and 5.75% to 7.50% in 1996.

The unearned revenue reserve reflects the unamortized balance of the excess of first year administration charges over renewal period administration charges (policy initiation fees) on interest sensitive products. These excess charges have been deferred and are being recognized in income over the period benefited using the same assumptions and factors used to amortize deferred policy acquisition costs.

GUARANTY FUND ASSESSMENTS

From time to time assessments are levied on the Company and its insurance subsidiaries by guaranty associations in most states in which the companies are licensed. These assessments are to cover losses of policyholders of insolvent or rehabilitated companies. In some states, these assessments can be partially recovered through a reduction in future premium taxes. During 1997, the Company adopted Statement of Position (SOP) 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments", which requires the accrual of such assessments. Prior to 1997, the Company recognized its obligation for guaranty fund assessments when such assessments were received and an asset was recorded for future premium tax offsets on assessments paid. The impact of adopting SOP 97-3 was not separately reported as a change in accounting principles because the impact of adoption was not material to the Company.

At December 31, 1998 and 1997, the Company had undiscounted reserves of $0.8 million and $1.8 million, respectively, to cover estimated future assessments on known insolvencies. The Company had assets totaling $1.7 million and $2.3 million at December 31, 1998 and 1997, respectively, representing estimated premium tax offsets on paid and future assessments. Expenses (credits) incurred for guaranty fund assessments, net of related premium tax offsets, totaled ($0.8) million, $1.1 million (including $0.9 million related to the adoption of SOP 97-3) and $0.1 million during 1998, 1997 and 1996, respectively. It is estimated future guaranty fund assessments on known insolvencies will be paid during the three year period ended December 31, 2001 and substantially all the related future premium tax offsets will be realized during the six year period ended December 31, 2004. The Company believes the reserve for guaranty fund assessments is sufficient to provide for future assessments based upon known insolvencies and projected premium levels.

DEFERRED INCOME TAXES

Deferred tax assets or liabilities are computed based on the difference between the financial statement and income tax bases of assets and liabilities using the enacted marginal tax rate. Deferred income tax expenses or credits are based on the changes in the asset or liability from period to period.

SEPARATE ACCOUNTS

The separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are separately administered, principally for the benefit of certain policyholders who bear the underlying investment risk. The separate account assets and liabilities are carried at fair value. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying consolidated statements of income.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
RECOGNITION OF PREMIUM REVENUES AND COSTS

Revenues for interest sensitive and variable products consist of policy charges for the cost of insurance, administration charges, amortization of policy initiation fees and surrender charges assessed against policyholder account balances. Expenses related to these products include interest credited to policyholder account balances and benefit claims incurred in excess of policyholder account balances.

Traditional life insurance premiums are recognized as revenues over the premium-paying period. Future policy benefits and policy acquisition costs are recognized as expenses over the life of the policy by means of the provision for future policy benefits and amortization of deferred policy acquisition costs.

All insurance-related revenues, benefits and expenses are reported net of reinsurance ceded.

REINSURANCE

The Company uses reinsurance to manage certain risks associated with its insurance operations. These reinsurance arrangements provide for greater diversification of business, allow management to control exposure to potential risks arising from large losses and provide additional capacity for growth.

The Company's life insurance operations cede reinsurance to various reinsurers. The cost of reinsurance is generally amortized over the contract periods of the reinsurance agreements.

OTHER INCOME AND OTHER EXPENSES

Prior to May 31, 1996 (the date FBL Financial Services, Inc. was transferred to FBL Financial Group, Inc.), other income and other expenses included revenue and expenses generated by various non-insurance subsidiaries for investment advisory, marketing and distribution, and leasing services. A portion of these activities were performed on behalf of affiliates of the Company. In addition, certain revenue generated by the Company and its insurance subsidiaries have been classified as other income. During 1998, 1997 and 1996, revenues of the insurance companies included as other income aggregated $1.1 million, $3.7 million and $2.7 million, respectively.

COMPREHENSIVE INCOME

As of January 1, 1998, the Company adopted Statement of Financial Accounting Standard (Statement) No. 130, "Reporting Comprehensive Income." Statement No. 130 establishes new rules for the reporting and display of comprehensive income and its components; however, the adoption of this statement had no impact on the Company's net income or stockholder's equity. Statement No. 130 requires unrealized gains and losses on the Company's available-for-sale securities, which prior to adoption were reported separately in stockholder's equity, to be included in other comprehensive income.

Other comprehensive income excludes net investment gains (losses) included in net income which merely represent transfers from unrealized to realized gains and losses. These amounts totaled ($1.4) million in 1998, $25.4 million in 1997 and $38.3 million in 1996. Such amounts, which have been measured through the date of sale, are net of income taxes and adjustments to deferred policy acquisition costs and unearned revenue reserve totaling $0.8 million in 1998, ($14.0) million in 1997 and ($20.4) million in 1996.

RECLASSIFICATIONS

Certain amounts in the 1997 and 1996 consolidated financial statements have been reclassified to conform to the 1998 financial statement presentation.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. For example, significant

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) estimates and assumptions are utilized in the calculation of deferred policy acquisition costs, policyholder liabilities and accruals and valuation allowances on investments. It is reasonably possible that actual experience could differ from the estimates and assumptions utilized which could have a material impact on the consolidated financial statements.

PENDING ACCOUNTING CHANGE

In March 1998, SOP 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use", was issued. The Company plans to adopt the SOP effective on January 1, 1999. The SOP requires the capitalization of certain costs incurred after the date of adoption in connection with developing or obtaining software for internal use. The Company currently capitalizes external software development costs and charges internal costs, primarily payroll and related items, to expense as they are incurred. Under the SOP, these internal costs will be capitalized. The Company has not yet determined the impact of adopting this SOP.

In June 1998, the Financial Accounting Standards Board issued Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities." Statement No. 133 requires companies to record derivatives on the balance sheet as assets or liabilities, measured at fair value. Accounting for gains or losses resulting from changes in the values of those derivatives is dependent on the use of the derivative and whether it qualifies for hedge accounting. Statement No. 133 also allows companies to transfer securities classified as held for investment to either the available-for-sale or trading categories in connection with the adoption of the new standard. The Statement is effective for the Company in the year 2000, with earlier adoption encouraged. Because of the Company's minimal use of derivatives, management does not anticipate that the adoption of the new Statement will have a significant effect on earnings or the financial position of the Company.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2.  INVESTMENT OPERATIONS

FIXED MATURITIES AND EQUITY SECURITIES

The following tables contain amortized cost and market value information on fixed maturities and equity securities at December 31, 1998 and 1997:

                                                             HELD FOR INVESTMENT
                                            -----------------------------------------------------
                                                             GROSS        GROSS
                                             AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
                                                COST         GAINS        LOSSES     MARKET VALUE
                                            -----------------------------------------------------
                                                           (DOLLARS IN THOUSANDS)
DECEMBER 31, 1998
Bonds:
  Corporate securities                      $      5,008   $     542   $         (8)  $    5,542
  Mortgage-backed securities                     398,298      19,554           (777)     417,075
                                            -----------------------------------------------------
Total fixed maturities                      $    403,306   $  20,096   $       (785)  $  422,617
                                            -----------------------------------------------------
                                            -----------------------------------------------------

                                                             AVAILABLE FOR SALE
                                            -----------------------------------------------------
                                                             GROSS        GROSS
                                             AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
                                                COST         GAINS        LOSSES     MARKET VALUE
                                            -----------------------------------------------------
                                                           (DOLLARS IN THOUSANDS)
DECEMBER 31, 1998
Bonds:
  United States Government and agencies     $     13,229   $     144   $         --   $   13,373
  State, municipal and other governments          46,879       1,915           (101)      48,693
  Public utilities                                83,934       5,908           (527)      89,315
  Corporate securities                           770,341      56,152        (14,145)     812,348
  Mortgage and asset-backed securities           463,309      19,335         (1,100)     481,544
Redeemable preferred stock                        26,453         726         (1,280)      25,899
                                            -----------------------------------------------------
Total fixed maturities                      $  1,404,145   $  84,180   $    (17,153)  $1,471,172
                                            -----------------------------------------------------
                                            -----------------------------------------------------
Equity securities                           $     36,183   $     479   $     (4,682)  $   31,980
                                            -----------------------------------------------------
                                            -----------------------------------------------------

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2.  INVESTMENT OPERATIONS (CONTINUED)

                                                             HELD FOR INVESTMENT
                                            -----------------------------------------------------
                                                             GROSS        GROSS
                                             AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
                                                COST         GAINS        LOSSES     MARKET VALUE
                                            -----------------------------------------------------
                                                           (DOLLARS IN THOUSANDS)
DECEMBER 31, 1997
Bonds:
  Corporate securities                      $      5,008   $     814   $         (8)  $    5,814
  Mortgage-backed securities                     517,403      19,575         (1,460)     535,518
                                            -----------------------------------------------------
Total fixed maturities                      $    522,411   $  20,389   $     (1,468)  $  541,332
                                            -----------------------------------------------------
                                            -----------------------------------------------------

                                                             AVAILABLE FOR SALE
                                            -----------------------------------------------------
                                                             GROSS        GROSS
                                             AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
                                                COST         GAINS        LOSSES     MARKET VALUE
                                            -----------------------------------------------------
                                                           (DOLLARS IN THOUSANDS)
DECEMBER 31, 1997
Bonds:
  United States Government and agencies     $     14,406   $      18   $        (19)  $   14,405
  State, municipal and other governments          37,986       1,012           (126)      38,872
  Public utilities                                80,071       4,637           (390)      84,318
  Corporate securities                           688,362      55,095         (6,089)     737,368
  Mortgage and asset-backed securities           372,482      13,418         (1,283)     384,617
Redeemable preferred stock                        25,162       1,533           (106)      26,589
                                            -----------------------------------------------------
Total fixed maturities                      $  1,218,469   $  75,713   $     (8,013)  $1,286,169
                                            -----------------------------------------------------
                                            -----------------------------------------------------
Equity securities                           $     54,861   $   3,635   $     (7,228)  $   51,268
                                            -----------------------------------------------------
                                            -----------------------------------------------------

Short-term investments have been excluded from the above schedules as amortized cost approximates market value for these securities.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2.  INVESTMENT OPERATIONS (CONTINUED)
The carrying value and estimated market value of the Company's portfolio of fixed maturity securities at December 31, 1998, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                             HELD FOR INVESTMENT         AVAILABLE FOR SALE
                                           ------------------------  --------------------------
                                           AMORTIZED    ESTIMATED     AMORTIZED     ESTIMATED
                                              COST     MARKET VALUE      COST      MARKET VALUE
                                           ----------------------------------------------------
                                                          (DOLLARS IN THOUSANDS)
Due in one year or less                    $       --   $       --   $     12,714   $   12,787
Due after one year through five years              --           --        159,029      161,991
Due after five years through ten years          5,008        5,542        280,064      295,390
Due after ten years                                --           --        462,576      493,561
                                           ----------------------------------------------------
                                                5,008        5,542        914,383      963,729
Mortgage and asset-backed securities          398,298      417,075        463,309      481,544
Redeemable preferred stocks                        --           --         26,453       25,899
                                           ----------------------------------------------------
                                           $  403,306   $  422,617   $  1,404,145   $1,471,172
                                           ----------------------------------------------------
                                           ----------------------------------------------------

Net unrealized investment gains on equity securities and fixed maturity securities classified as available for sale were comprised of the following:

                                                                                DECEMBER 31,
                                                                           ----------------------
                                                                              1998        1997
                                                                           ----------------------
                                                                           (DOLLARS IN THOUSANDS)
Unrealized appreciation on fixed maturity and equity securities available
  for sale                                                                 $   62,824  $   64,107
Adjustments for assumed changes in amortization pattern of:
  Deferred policy acquisition costs                                            (4,198)     (5,251)
  Unearned revenue reserve                                                        588         711
Provision for deferred income taxes                                           (20,725)    (20,848)
                                                                           ----------------------
                                                                               38,489      38,719
Proportionate share of net unrealized investment gains of equity
  investees                                                                        59          --
                                                                           ----------------------
Net unrealized investment gains                                            $   38,548  $   38,719
                                                                           ----------------------
                                                                           ----------------------

The change in net unrealized investment gains/losses are recorded net of deferred income taxes and other adjustments for assumed changes in the amortization pattern of deferred policy acquisition costs and unearned revenue reserve totaling ($1.1) million in 1998, $9.4 million in 1997 and ($13.4) million in 1996.

MORTGAGE LOANS ON REAL ESTATE

The Company's mortgage loan portfolio consists principally of commercial mortgage loans. The Company's lending policies require that the loans be collateralized by the value of the related property, establish limits on the amount that can be loaned to one borrower and require diversification by geographic location and collateral type.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2.  INVESTMENT OPERATIONS (CONTINUED)
The Company has provided an allowance for possible losses against its mortgage loan portfolio. An analysis of this allowance, which consists of specific and general reserves, is as follows:

                                                                          YEAR ENDED DECEMBER 31,
                                                                      -------------------------------
                                                                        1998       1997       1996
                                                                      -------------------------------
                                                                          (DOLLARS IN THOUSANDS)
Balance at beginning of year                                          $     523  $     600  $     600
Realized losses                                                              --         --      2,527
Uncollectible amounts written off, net of recoveries                         --        (77)    (2,527)
                                                                      -------------------------------
Balance at end of year                                                $     523  $     523  $     600
                                                                      -------------------------------
                                                                      -------------------------------

Impaired loans (those loans in which the Company does not believe it will collect all amounts due according to the contractual terms of the respective loan agreements) totaled $0.4 million at December 31, 1998. There were no impaired loans at December 31, 1997.

NET INVESTMENT INCOME

Components of net investment income are as follows:

                                                                   YEAR ENDED DECEMBER 31,
                                                              ----------------------------------
                                                                 1998        1997        1996
                                                              ----------------------------------
                                                                    (DOLLARS IN THOUSANDS)
Fixed maturities:
  Held for investment                                         $   40,495  $   43,648  $   45,744
  Available for sale                                             105,017      97,044      85,722
Equity securities                                                  1,820       1,259       1,345
Mortgage loans on real estate                                     20,256      21,027      20,297
Investment real estate                                             5,536       4,457       4,495
Policy loans                                                       5,650       5,692       5,653
Other long-term investments                                           63       2,921       3,698
Short-term investments                                             2,678       3,691       3,166
Other                                                              7,123       4,105       3,485
                                                              ----------------------------------
                                                                 188,638     183,844     173,605
Less investment expenses                                          (9,139)     (9,081)     (7,183)
                                                              ----------------------------------
Net investment income                                         $  179,499  $  174,763  $  166,422
                                                              ----------------------------------
                                                              ----------------------------------

During 1997, 13 securities with a total fair value of $15.0 million were transferred to the Company from its venture capital subsidiary, upon its dissolution. Realized gains (recognized in net investment income) of $6.3 million were recognized on the transfers, although the transfers had no impact on net income (as unrealized appreciation had been reported prior to the transfer).

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2.  INVESTMENT OPERATIONS (CONTINUED)
REALIZED AND UNREALIZED GAINS AND LOSSES

Realized gains (losses) and the change in unrealized appreciation/depreciation on investments, excluding amounts attributed to investments held by subsidiaries engaged in the broker-dealer and investment company industries are summarized below:

                                                                                YEAR ENDED DECEMBER 31,
                                                                           ---------------------------------
                                                                             1998        1997        1996
                                                                           ---------------------------------
                                                                                (DOLLARS IN THOUSANDS)
REALIZED
Fixed maturities--available for sale                                       $     111  $    4,300  $    2,199
Equity securities                                                             (2,336)     35,120      56,522
Mortgage loans on real estate                                                     --          --      (2,527)
Investment real estate                                                           385           6         619
Other long-term investments                                                       --        (300)       (154)
Securities and indebtedness of related parties                                  (331)       (487)     (1,438)
Notes receivable and other                                                    (3,475)         --        (767)
                                                                           ---------------------------------
Realized gains on investments                                              $  (5,646) $   38,639  $   54,454
                                                                           ---------------------------------
                                                                           ---------------------------------

UNREALIZED
Fixed maturities:
  Held for investment                                                      $     390  $    6,866  $  (12,225)
  Available for sale                                                            (673)     35,292     (25,675)
Equity securities                                                               (610)    (13,464)      4,429
                                                                           ---------------------------------
Change in unrealized appreciation/depreciation of investments              $    (893) $   28,694  $  (33,471)
                                                                           ---------------------------------
                                                                           ---------------------------------

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2.  INVESTMENT OPERATIONS (CONTINUED)
An analysis of sales, maturities and principal repayments of the Company's fixed maturities portfolio for 1998, 1997, and 1996 is as follows:

                                                                               GROSS       GROSS
                                                                AMORTIZED    REALIZED    REALIZED
                                                                   COST        GAINS      LOSSES     PROCEEDS
                                                                ----------------------------------------------
                                                                            (DOLLARS IN THOUSANDS)
YEAR ENDED DECEMBER 31, 1998
Scheduled principal repayments and calls:
  Available for sale                                            $  163,853   $     137   $    (208) $  163,782
  Held for investment                                              122,549          --          --     122,549
Sales--available for sale                                           61,418       4,694      (2,500)     63,612
                                                                ----------------------------------------------
    Total                                                       $  347,820   $   4,831   $  (2,708) $  349,943
                                                                ----------------------------------------------
                                                                ----------------------------------------------

YEAR ENDED DECEMBER 31, 1997
Scheduled principal repayments and calls:
  Available for sale                                            $  154,939   $      --   $      --  $  154,939
  Held for investment                                               40,460          --          --      40,460
Sales--available for sale                                           91,603       6,313      (2,013)     95,903
                                                                ----------------------------------------------
    Total                                                       $  287,002   $   6,313   $  (2,013) $  291,302
                                                                ----------------------------------------------
                                                                ----------------------------------------------

YEAR ENDED DECEMBER 31, 1996
Scheduled principal repayments and calls:
  Available for sale                                            $  148,299   $      --   $      --  $  148,299
  Held for investment                                               33,212          --          --      33,212
Sales--available for sale                                           71,095       5,197      (2,498)     73,794
                                                                ----------------------------------------------
    Total                                                       $  252,606   $   5,197   $  (2,498) $  255,305
                                                                ----------------------------------------------
                                                                ----------------------------------------------

Realized losses totaling $2.0 million in 1998 and $0.5 million in 1996 were incurred as a result of writedowns for other than temporary impairment of fixed maturity securities. No such writedowns were recorded during 1997.

Income taxes (credits) during 1998, 1997 and 1996 include a provision of ($2.0) million, $13.5 million and $19.1 million, respectively, for the tax effect of realized gains and losses on investments.

OTHER


In December 1997, the Company acquired a 35% interest in an unaffiliated life insurance company for $25.0 million. The excess (approximately $5.9 million) of the carrying amount of the investment, which is classified as securities and indebtedness of related parties on the consolidated balance sheets, over the amount of underlying equity in net assets on the acquisition date is attributable to goodwill and is being amortized over a 20-year period. The investment is being accounted for using the equity method. The insurance company underwrites and markets life insurance and annuity products throughout the United States.


Also in December 1997, the Company acquired all of the common stock of EquiTrust Life Insurance Company for $9.7 million. EquiTrust Life Insurance Company is a life insurance company licensed in 38 states. Goodwill totaling $1.5 million was recorded in connection with the acquisition and is being amortized over 20 years.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2.  INVESTMENT OPERATIONS (CONTINUED)
In February 1996, an equity investee of the Company completed an initial public offering which resulted in an increase of $4.9 million, net of $2.6 million in taxes, in the Company's share of the investee's stockholders' equity. This increase was credited directly to additional paid-in capital. Subsequent to the public offering, the Company reclassified the investment to equity securities. The Company has sold its holdings in this investment and realized gains of $2.4 million, $24.3 million and $50.4 million during 1998, 1997 and 1996, respectively.

At December 31, 1998, affidavits of deposits covering investments with a carrying value totaling $2,137.8 million were on deposit with state agencies to meet regulatory requirements.

At December 31, 1998, the Company had committed to provide additional funding for mortgage loans on real estate aggregating $8.3 million. These commitments arose in the normal course of business at terms which are comparable to similar investments.

The carrying value of investments which have been non-income producing for the twelve months preceding December 31, 1998, include: fixed maturities--$3.7 million; mortgage loans on real estate-- $0.4 million; and other long-term investments--$1.6 million.

No investment in any person or its affiliates (other than bonds issued by agencies of the United States Government) exceeded ten percent of stockholder's equity at December 31, 1998.

3.  FAIR VALUES OF FINANCIAL INSTRUMENTS
Statement No. 107, "Disclosures About Fair Value of Financial Instruments", requires disclosure of fair value information about financial instruments, whether or not recognized in the consolidated balance sheets, for which it is practicable to estimate value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. Statement No. 107 also excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements and allows companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented herein are limited by each of these factors and do not purport to represent the underlying value of the Company.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments.

    FIXED MATURITY SECURITIES: Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using a matrix calculation assuming a spread (based on interest rates and a risk assessment of the bonds) over U. S. Treasury bonds.

    EQUITY SECURITIES: The fair values for equity securities are based on quoted market prices, where available. For equity securities that are not actively traded, estimated fair values are based on values of comparable issues.

    MORTGAGE LOANS ON REAL ESTATE AND POLICY LOANS: Fair values are estimated by discounting expected cash flows using interest rates currently being offered for similar loans.

    OTHER LONG-TERM INVESTMENTS: The fair values for nontraditional debt instruments and investment deposits are estimated by discounting expected cash flows using interest rates currently being offered for similar investments.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3.  FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)
    CASH AND SHORT-TERM INVESTMENTS: The carrying amounts reported in the consolidated balance sheets for these instruments approximate their fair values.

    SECURITIES AND INDEBTEDNESS OF RELATED PARTIES: Fair values for loans and advances are estimated by discounting expected cash flows using interest rates currently being offered for similar investments. As allowed by Statement No. 107, fair values are not assigned to investments accounted for using the equity method.

    ASSETS AND LIABILITIES OF SEPARATE ACCOUNTS: Separate account assets and liabilities are reported at estimated fair value in the Company's consolidated balance sheet.

    FUTURE POLICY BENEFITS AND OTHER POLICYHOLDERS' FUNDS: Fair values of the Company's liabilities under contracts not involving significant mortality or morbidity risks (principally deferred annuities, deposit administration funds and supplementary contracts) are stated at cash surrender value, the cost the Company would incur to extinguish the liability. The Company is not required to estimate the fair value of its liabilities under other contracts.

    LONG-TERM DEBT: The fair values for long-term debt are estimated using discounted cash flow analysis based on the Company's current incremental borrowing rate for similar types of borrowing arrangements.

The following sets forth a comparison of the fair values and carrying values of the Company's financial instruments subject to the provisions of Statement No. 107:

                                                                                   DECEMBER 31,
                                                              ------------------------------------------------------
                                                                         1998                        1997
                                                              --------------------------  --------------------------
                                                                CARRYING        FAIR        CARRYING        FAIR
                                                                 VALUE         VALUE         VALUE         VALUE
                                                              ------------------------------------------------------
                                                                              (DOLLARS IN THOUSANDS)
ASSETS
Fixed maturities:
  Held for investment                                         $    403,306  $    422,617  $    522,411  $    541,332
  Available for sale                                             1,471,172     1,471,172     1,286,169     1,286,169
Equity securities                                                   31,980        31,980        51,268        51,268
Mortgage loans on real estate                                      227,335       236,697       253,093       265,059
Policy loans                                                        89,325       105,980        90,052        97,712
Other long-term investments                                          6,236         6,636         9,989         9,587
Cash and short-term investments                                     71,699        71,699        25,531        25,531
Securities and indebtedness of related parties                       4,812         5,288         5,451         5,829
Assets held in separate accounts                                   190,111       190,111       138,409       138,409
LIABILITIES
Future policy benefits                                        $    793,028  $    778,022  $    782,933  $    767,030
Other policyholders' funds                                         204,581       204,581       195,330       195,330
Long-term debt                                                          71            75            77            83
Liabilities related to separate accounts                           190,111       190,111       138,409       138,409

4.  REINSURANCE AND POLICY PROVISIONS
In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers. Reinsurance coverages for life insurance vary according to the age and risk classification of the insured with retention limits ranging up to $0.5 million of coverage per individual life. The Company does

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

4. REINSURANCE AND POLICY PROVISIONS (CONTINUED) not use financial or surplus relief reinsurance. Life insurance in force ceded totaled $694.0 million (5.0% of total life insurance in force) at December 31, 1998 and $663.4 million (5.1% of total life insurance in force) at December 31, 1997.

Reinsurance contracts do not relieve the Company of its obligations to its policyholders. To the extent that reinsuring companies are later unable to meet obligations under reinsurance agreements, the Company would be liable for these obligations, and payment of these obligations could result in losses to the Company. To limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk.

No allowance for uncollectible amounts has been established against the Company's asset for reinsurance recoverable since none of the receivables are deemed to be uncollectible. Insurance premiums and product charges have been reduced by $3.7 million, $3.7 million and $3.4 million and insurance benefits have been reduced by $0.9 million, $2.9 million and $4.0 million during 1998, 1997 and 1996, respectively, as a result of cession agreements.

Prior to 1998, the amount of reinsurance assumed was not significant. In December 1998, the Company assumed a block of ordinary annuity policies with reserves totaling $22.0 million. In addition, beginning in 1998, the Company began assuming variable annuity business from an equity investee through a modified coinsurance arrangement. Product charges from this business were not significant during 1998.

Unpaid claims on accident and health policies (entirely disability income products) include amounts for losses and related adjustment expense and are estimates of the ultimate net costs of all losses, reported and unreported. These estimates are subject to the impact of future changes in claim severity, frequency and other factors. The activity in the liability for unpaid claims and related adjustment expense, net of reinsurance, is summarized as follows:

                                                                                YEAR ENDED DECEMBER 31,
                                                                            -------------------------------
                                                                              1998       1997       1996
                                                                            -------------------------------
                                                                                (DOLLARS IN THOUSANDS)
Unpaid claims liability, net of related reinsurance, at beginning of year   $  17,621  $  13,812  $  13,899
Add:
  Provision for claims occurring in the current year                            4,593      5,829      4,737
  Increase (decrease) in estimated expense for claims occurring in the
    prior years                                                                   140      2,236       (371)
                                                                            -------------------------------
Incurred claim expense during the current year                                  4,733      8,065      4,366
Deduct expense payments for claims occurring during:
  Current year                                                                  1,950      1,692      1,681
  Prior years                                                                   2,943      2,564      2,772
                                                                            -------------------------------
                                                                                4,893      4,256      4,453
                                                                            -------------------------------
Unpaid claims liability, net of related reinsurance, at end of year            17,461     17,621     13,812
Active life reserve                                                            16,311     15,832     15,376
                                                                            -------------------------------
Net accident and health reserves                                               33,772     33,453     29,188
Reinsurance ceded                                                                 538      1,721      1,483
                                                                            -------------------------------
Gross accident and health reserves                                          $  34,310  $  35,174  $  30,671
                                                                            -------------------------------
                                                                            -------------------------------

Reserves for unpaid claims are developed using industry mortality and morbidity data. One year development on prior year reserves represents Company experience being more or less favorable than that of the industry. Over time, the Company expects its experience with respect to disability income business

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

4. REINSURANCE AND POLICY PROVISIONS (CONTINUED) to be comparable to that of the industry. A certain level of volatility in development is inherent in these reserves since the underlying block of business is relatively small.

5.  INCOME TAXES
The Company files a consolidated federal income tax return with FBL Financial Group, Inc. and a majority of its subsidiaries. FBL Financial Group, Inc. and its direct and indirect subsidiaries included in the consolidated federal income tax return each report current income tax expense as allocated under a consolidated tax allocation agreement. Generally, this allocation results in profitable companies recognizing a tax provision as if the individual company filed a separate return and loss companies recognizing benefits to the extent their losses contribute to reduce consolidated taxes.

Deferred income taxes have been established based upon the temporary differences between the financial statement and income tax bases of assets and liabilities. The reversal of the temporary differences will result in taxable or deductible amounts in future years when the related asset or liability is recovered or settled.

Income tax expenses (credits) are included in the consolidated financial statements as follows:

                                                                                YEAR ENDED DECEMBER 31,
                                                                            -------------------------------
                                                                              1998       1997       1996
                                                                            -------------------------------
                                                                                (DOLLARS IN THOUSANDS)
Taxes provided in consolidated statements of income on:
  Income before equity income:
    Current                                                                 $  17,774  $  36,828  $  28,400
    Deferred                                                                    2,517     (5,249)     5,756
                                                                            -------------------------------
                                                                               20,291     31,579     34,156
  Equity income:
    Current                                                                       486        951      1,674
    Deferred                                                                       79         77        554
                                                                            -------------------------------
                                                                                  565      1,028      2,228
Taxes provided in consolidated statement of changes in stockholder's equity:
  Change in net unrealized investment gains/losses--deferred                      (93)     6,672     (4,211)
  Adjustment resulting from capital transaction of equity
    investee--deferred                                                            (33)        --      2,617
                                                                            -------------------------------
                                                                                 (126)     6,672     (1,594)
                                                                            -------------------------------
                                                                            $  20,730  $  39,279  $  34,790
                                                                            -------------------------------
                                                                            -------------------------------

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

5.  INCOME TAXES (CONTINUED)
The effective tax rate on income before income taxes and equity income is different from the prevailing federal income tax rate as follows:

                                                                               YEAR ENDED DECEMBER 31,
                                                                           --------------------------------
                                                                             1998       1997        1996
                                                                           --------------------------------
                                                                                (DOLLARS IN THOUSANDS)
Income before income taxes and equity income                               $  66,522  $  93,245  $  103,682
                                                                           --------------------------------
                                                                           --------------------------------
Income tax at federal statutory rate (35%)                                 $  23,283  $  32,636  $   36,289
Tax effect (decrease) of:
  Gain on dividend of home office properties                                  (2,921)        --          --
  Tax-exempt interest income                                                    (267)      (323)       (383)
  Tax-exempt dividend income                                                    (211)    (1,148)     (1,246)
  State income taxes                                                               5         39         242
  Other items                                                                    402        375        (746)
                                                                           --------------------------------
Income tax expense                                                         $  20,291  $  31,579  $   34,156
                                                                           --------------------------------
                                                                           --------------------------------

The tax effect of temporary differences giving rise to the Company's deferred income tax assets and liabilities at December 31, 1998 and 1997, is as follows:

                                                                                          DECEMBER 31,
                                                                                     ----------------------
                                                                                        1998        1997
                                                                                     ----------------------
                                                                                     (DOLLARS IN THOUSANDS)
Deferred income tax liabilities:
  Fixed maturity and equity securities                                               $   22,764  $   25,247
  Deferred policy acquisition costs                                                      50,387      46,944
  Other                                                                                  11,962      14,236
                                                                                     ----------------------
                                                                                         85,113      86,427
Deferred income tax assets:
  Future policy benefits                                                                (20,977)    (21,320)
  Accrued dividends                                                                      (3,072)     (3,273)
  Accrued pension costs                                                                  (8,607)     (9,092)
  Other                                                                                  (4,864)     (7,619)
                                                                                     ----------------------
                                                                                        (37,520)    (41,304)
                                                                                     ----------------------
Deferred income tax liability                                                        $   47,593  $   45,123
                                                                                     ----------------------
                                                                                     ----------------------

Prior to 1984, a portion of current income of the Company was not subject to current income taxation, but was accumulated, for tax purposes, in a memorandum account designated as "policyholders' surplus account." The aggregate accumulation in this account at December 31, 1998 was $11.1 million. Should the policyholders' surplus account of the Company exceed the limitation prescribed by federal income tax law, or should distributions be made by the Company to its stockholder in excess of $479.1 million, such excess would be subject to federal income taxes at rates then effective. Deferred income taxes of $3.9 million have not been provided on amounts included in this memorandum account.

6.  CREDIT ARRANGEMENT
As an investor in the Federal Home Loan Bank (FHLB), the Company has the right to borrow up to $54.0 million from the FHLB as of December 31, 1998. As of December 31, 1998 and 1997, the Company had no outstanding debt under this credit arrangement.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

7.  RETIREMENT AND COMPENSATION PLANS
The Company participates with several affiliates in various defined benefit plans covering substantially all employees. The benefits of these plans are based primarily on years of service and employees' compensation. The Company and affiliates have adopted a policy of allocating the net periodic pension cost of the plans between themselves generally on a basis of time incurred by the respective employees for each employer. Such allocations are reviewed annually. Pension expense aggregated $3.4 million, $4.2 million and $5.9 million for 1998, 1997 and 1996, respectively.

The Company participates with several affiliates in a 401(k) defined contribution plan which covers substantially all employees. Beginning in 1998, the Company contributes FBL Financial Group, Inc. stock in amounts equal to 50 percent of employee contributions up to four percent of the annual salary contributed by the employees. Costs are allocated among the affiliates on a basis of time incurred by the respective employees for each employer. Related expense totaled $0.2 million for 1998.

The Company has established deferred compensation plans for certain key current and former employees and has certain other benefit plans which provide for retirement and other benefits. These plans have been accrued or funded as deemed appropriate by management of the Company.


Certain of the assets related to these plans are on deposit with the Company and amounts relating to these plans are included in the financial statements herein. In addition, certain amounts included in the policy liabilities for interest-sensitive products relate to deposit administration funds maintained by the Company on behalf of affiliates offering substantially the same benefit programs as the Company.



In addition to benefits offered under the aforementioned benefit plans, the Company and several other affiliates sponsor a plan that provides group term life insurance benefits to retired full-time employees who have worked ten years and attained age 55 while in service with the Company. Postretirement benefit expense is allocated in a manner consistent with pension expense discussed above. Such allocations are reviewed annually. Postretirement benefit expense aggregated $0.1 million for 1998, 1997 and 1996.


8.  STATUTORY INFORMATION

STATUTORY LIMITATIONS ON DIVIDENDS


The ability of the Company to pay dividends to the parent company is restricted because prior approval of insurance regulatory authorities is required for payment of dividends to the stockholder which exceed an annual limitation. During 1999, the Company could pay dividends to the parent company of approximately $41.0 million without prior approval of insurance regulatory authorities.


STATUTORY ACCOUNTING POLICIES


The financial statements of the Company and its insurance subsidiaries included herein differ from related statutory-basis financial statements principally as follows: (a) the bond portfolio is segregated into held-for-investment (carried at amortized cost) and available-for-sale (carried at fair value) classifications rather than generally being carried at amortized cost; (b) acquisition costs of acquiring new business are deferred and amortized over the life of the policies rather than charged to operations as incurred; (c) future policy benefit reserves for participating traditional life insurance products are based on net level premium methods and guaranteed cash value assumptions which may differ from statutory reserves; (d) future policy benefit reserves on certain interest-sensitive products are based on full account values, rather than discounting methodologies utilizing statutory interest rates; (e) deferred income taxes are provided for the difference between the financial statement and income tax bases of assets and liabilities; (f) net realized gains or losses attributed to changes in the level of market interest rates are recognized as gains or losses in the statement of income when the sale is completed rather than deferred and amortized over the remaining life of the fixed maturity security or mortgage loan; (g) declines in the estimated realizable value of investments are charged to the statements of income when such declines are judged to be other than temporary rather than through the establishment of a formula-determined statutory investment reserve (carried as a liability), changes in which are charged directly to surplus; (h) agents' balances and

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

8.  STATUTORY INFORMATION (CONTINUED)

certain other assets designated as "non-admitted assets" for statutory purposes are reported as assets rather than being charged to stockholder's equity; (i) revenues for interest-sensitive and variable products consist of policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed rather than premiums received;
(j) pension income or expense is recognized in accordance with Statement No. 87, "Employers' Accounting for Pensions" rather than in accordance with rules and regulations permitted by the Employee Retirement Income Security Act of 1974;
(k) the financial statements of subsidiaries are consolidated with those of the Company; and (l) assets and liabilities are restated to fair values when a change in ownership occurs that is accounted for as a purchase, with provisions for goodwill and other intangible assets, rather than continuing to be presented at historical cost.


Net income for the Company determined in accordance with statutory accounting practices was $38.2 million, $73.5 million and $75.0 million for 1998, 1997 and 1996, respectively. Statutory net gain from operations for the Company, which excludes realized gains and losses, totaled $41.0 million, $37.8 million and $34.9 million for 1998, 1997 and 1996, respectively. Total statutory capital and surplus of the Company was $294.8 million at December 31, 1998 and $291.3 million at December 31, 1997.

Net income for the Company's insurance subsidiaries determined in accordance with statutory accounting practices was $0.4 million, $0.1 million and $0.2 million for 1998, 1997 and 1996, respectively. Total statutory capital and surplus for the Company's insurance subsidiaries was $36.4 million at December 31, 1998 and $13.1 million at December 31, 1997.

9.  MANAGEMENT AND OTHER AGREEMENTS
The Company shares certain office facilities and services with the Iowa Farm Bureau Federation and its affiliated companies. These expenses are allocated by the Company on the basis of cost and time studies that are updated annually and consist primarily of salaries and related expenses, travel, and occupancy costs.

The Company participates in a management agreement with FBL Financial Group, Inc., under which FBL Financial Group, Inc. provides general business, administration and management services to the Company. In addition, Farm Bureau Management Corporation, a wholly-owned subsidiary of the Iowa Farm Bureau Federation, provides certain management services to the Company under a separate arrangement. During 1998, 1997 and 1996, the Company incurred related expenses totaling $0.7 million, $0.8 million and $2.4 million, respectively.

The Company has equipment and auto lease agreements with FBL Leasing Services, Inc., a wholly-owned subsidiary of FBL Financial Services, Inc. The Company incurred expenses totaling $2.0 million during 1998, $1.7 million during 1997 and $0.7 million during the seven month period ended December 31, 1996 (period in 1996 subsequent to the dividend of FBL Financial Services, Inc. to FBL Financial Group, Inc.) under these agreements.

EquiTrust Investment Management Services, Inc., a wholly-owned subsidiary of FBL Financial Services, Inc., provides investment advisory services to the Company. The related fees are based on the level of assets under management plus certain out-of-pocket expenses. The Company incurred expenses totaling $3.4 million during 1998, $4.1 million during 1997 and $1.6 million during the seven month period ended December 31, 1996 relating to these services.

The Company has marketing agreements with the property-casualty companies operating within its marketing territory, including Farm Bureau Mutual Insurance Company and other affiliates. Under the marketing agreements, the property-casualty companies are responsibile for development and management of the Company's agency force for a fee equal to a percentage of commissions on first year life insurance premiums and annuity deposits. During 1998, 1997 and 1996, the Company paid $3.5 million, $3.3 million and $2.8 million, respectively, to the property-casualty companies under these arrangements.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

9.  MANAGEMENT AND OTHER AGREEMENTS (CONTINUED)
The Company is licensed by the Iowa Farm Bureau Federation to use the "Farm Bureau" and "FB" designations in Iowa. In connection with this license, royalties of $0.7 million, $0.5 million and $0.4 million were paid to the Iowa Farm Bureau Federation for 1998, 1997 and 1996, respectively. The Company has similar arrangements with Farm Bureau organizations in other states in its market territory. Total royalties paid to Farm Bureau organizations other than the Iowa Farm Bureau Federation were $0.4 million in 1998 and 1997 and $0.3 million in 1996.

Beginning in 1998, the Company has administrative services agreements with an equity investee under which the Company provides underwriting, claim processing, accounting, compliance and other administrative services relating to certain variable insurance products underwritten by the affiliate. Fee income from performing these services totaled $0.2 million during 1998.

10. COMMITMENTS AND CONTINGENCIES

IMPACT OF YEAR 2000 (UNAUDITED)

Many of the Company's computer programs were originally written using two digits rather than four to define a particular year. As a result, these computer programs have time-sensitive software that may recognize a date using "00" as the year 1900 rather than the year 2000. This could cause a system failure or miscalculations causing disruptions to operations, including, but not limited to, a temporary inability to process transactions, send premium notices and calculate policy reserves and accruals. To a lesser extent, the Company is dependent on various non-information technology systems, such as telephone switches. The Year 2000 could also cause these systems to fail or malfunction.

During 1997, the Company completed a comprehensive assessment of the Year 2000 issue and developed a plan to address the issue in a timely manner. The plan consists of the following four phases: (1) identification of all information technology and non-information technology systems that have time-sensitive software, (2) modification or replacement of the software/systems, (3) testing the modified or new software/systems and (4) development of a contingency plan to address any critical system that may malfunction. In addition, the Company has ongoing formal communications with all of its significant vendors to keep abreast of the extent to which the Company's interface systems are vulnerable to those third parties' failure to remediate their own Year 2000 issues.

The Company has and will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. With only a few exceptions, the Year 2000 modifications and testing have been completed. The exceptions are limited to a few third-party software packages for which the Year 2000 compliant version will become available in the first quarter of 1999. It is anticipated that the Company will complete its system modifications and testing prior to any material impact on its operating systems. Non-information technology systems that are not Year 2000 compliant have been replaced or have been identified and will be replaced by December 31, 1999.


The total incremental cost of the Year 2000 project (those costs which would not have been incurred had the Year 2000 issue not existed) is estimated to be $2.8 million and is being funded through operating cash flows. Year 2000 modification costs incurred and charged to expense totaled $1.7 million for 1998 and $0.6 million for 1997. It is anticipated the project costs to be charged to expense during 1999 will total approximately $0.5 million. The Company has also incurred internal costs associated with the Year 2000 project. These costs, which are principally payroll-related expenses for information systems personnel, have not been separately accounted for and, therefore, are not available.


Despite the Company's extensive efforts to modify or replace computer programs and information systems that are time-sensitive, the Company could experience a disruption to its operations as a result of the Year 2000. The Company has a detailed contingency plan to address any critical system that may malfunction despite the testing being performed. The contingency plan provides for the availability of staff, defines and prioritizes tasks and outlines procedures to fix any systems that are malfunctioning.

                       FARM BUREAU LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

10. COMMITMENTS AND CONTINGENCIES (CONTINUED)
The costs of the project and the date on which the Company believes it will complete the Year 2000 modifications are based on management's best estimates, which were derived utilizing numerous assumptions of future events, including the continued availability of certain resources, third party modification plans and other factors. However, there can be no guarantees that these estimates will be achieved and actual results could differ materially from those anticipated. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer codes and similar uncertainties.

OTHER

In the normal course of business, the Company may be involved in litigation where amounts are alleged that are substantially in excess of contractual policy benefits or certain other agreements. At December 31, 1998, management is not aware of any claims for which a material loss is reasonably possible.

The Company's parent leases its home office properties under a 15-year operating lease. The Company's expected share of future remaining minimum lease payments under this lease as of December 31, 1998 are as follows: 1999--$1.0 million; 2000--$1.2 million; 2001--$1.2 million; 2002--$1.2 million; 2003-- $1.3 million and thereafter, through 2013--$13.4 million. Rent expense for the lease during 1998 totaled $0.7 million, net of $0.6 million in amortization of the deferred gain on the transfer of the home office properties (see Note 1).

The Company has extended a line of credit in the amount of $15.0 million to FBL Leasing Services, Inc., a wholly-owned subsidiary of FBL Financial Group, Inc. Interest on this agreement is equal to the prime rate of a national bank and payable monthly. There was $11.3 million and $4.8 million outstanding on the line of credit at December 31, 1998 and 1997, respectively.

The Company has extended a line of credit in the amount of $0.5 million to Western Computer Services, Inc., an affiliate. Interest on this agreement is equal to the prime rate of a national bank and payable monthly. There was $0.4 million and $0.1 million outstanding on the line of credit at December 31, 1998 and 1997, respectively.


The Company has guaranteed the payment of principal and interest on notes totaling $24.5 million payable by FBL Leasing Services, Inc. to a bank. The notes are due August 1999 and are collateralized by lease agreements primarily with affiliates. The Company believes no losses will be recognized in connection with this guarantee due to the creditworthiness of the lessees and the value of the underlying collateral.


In connection with an investment in a limited real estate partnership, the Company has agreed to pay any cash flow deficiencies of a medium-sized shopping center owned by the partnership through January 1, 2001. At December 31, 1998, the Company recorded a $0.3 million reserve for expected future cash flow deficiencies. No reserves were recorded at December 31, 1997. At December 31, 1998, the limited partnership had a $5.3 million mortgage loan, secured by the shopping center, with Farm Bureau Mutual Insurance Company.

--------------------------------------------------------------------------------

APPENDIX A
--------------------------------------------------------------------------------


ILLUSTRATIONS OF DEATH BENEFITS AND ACCUMULATED VALUES



    The following tables illustrate how the death benefits, Accumulated Values and Surrender Values of a Policy may vary over an extended period of time at certain ages, assuming hypothetical gross rates of investment return for the Investment Options equivalent to constant gross annual rates of 0%, 4%, 8% and 12%. The hypothetical rates of investment return are for purposes of illustration only and should not be deemed a representation of past or future rates of investment return. Actual rates of return for a particular Policy may be more or less than the hypothetical investment rates of return and will depend on a number of factors including the investment allocations made by a Policyowner. Also, values would be different from those shown if the gross annual investment returns averaged 0%, 4%, 8% and 12% over a period of years but fluctuated above and below those averages for individual Policy Years.



    The amounts shown are as of the end of each Policy Year. The tables assume that the assets in the Investment Options are subject to an annual expense ratio of 0.67% of the average daily net assets. This annual expense ratio is based on the average of the expense ratios of each of the Investment Options available under the Policy for the last fiscal year and takes into account current expense reimbursement arrangements. The fees and expenses of each Investment Option vary, and in 1998 the total fees and expenses ranged from an annual rate of 0.28% to an annual rate of 1.05% of average daily net assets. For information on Investment Option expenses, see "SUMMARY AND DIAGRAM OF THE POLICY" and the prospectuses for the Investment Options.


    The tables reflect deduction of the premium expense charge, the monthly Policy expenses charge, the first-year monthly administrative charge, the first-year monthly expense charge, the daily charge for the Company's assumption of mortality and expense risks, and cost of insurance charges for the hypothetical Insured. The surrender values illustrated in the tables also reflect deduction of applicable surrender charges. The current charges and the higher guaranteed maximum charges the Company may charge are reflected in separate tables on each of the following pages.


    Applying the current charges and the average Investment Option fees and expenses of 0.67% of average net assets, the gross annual rates of investment return of 0%, 4%, 8% and 12% would produce net annual rates of return of -1.72%, 2.28%, 6.28% and 10.28%, respectively, on a guaranteed basis, and -1.57%, 2.43%, 6.43% and 10.43%, respectively, on a current basis.



    The hypothetical values shown in the tables do not reflect any charges for federal income taxes against the Variable Account since the Company is not currently making such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0%, 4%, 8% or 12% by an amount sufficient to cover tax charges in order to produce the death benefits and Accumulated Values illustrated. (See "FEDERAL TAX MATTERS-- Taxation of the Company.")


    The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid as indicated, if all Net Premiums are allocated to the Variable Account and if no Policy Loans have been made. The tables are also based on the assumptions that the Policyowner has not requested an increase or decrease in Specified Amount, and that no partial surrenders or transfers have been made.

    For comparative purposes, the second column of each table shows the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest at 5% compounded annually.

                                      *  *  *

    Upon request, the Company will provide a comparable illustration based upon the proposed insured's age, sex and premium class, the Specified Amount or premium requested, and the proposed frequency of premium payments.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION A
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $553
                           NON-TOBACCO PREMIUM CLASS

                                                                                                          ASSUMING
                                                              ASSUMING                          0% HYPOTHETICAL GROSS RETURN,
                                                    0% HYPOTHETICAL GROSS RETURN,              NON-GUARANTEED CURRENT COST OF
                                            GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,   INSURANCE CHARGES, AND NON-GUARANTEED
                                               AND GUARANTEED MAXIMUM EXPENSE CHARGES              CURRENT EXPENSE CHARGES
                                PREMIUMS    ---------------------------------------------  ---------------------------------------
           END OF             ACCUMULATED     END OF YEAR      END OF YEAR    END OF YEAR   END OF YEAR   END OF YEAR  END OF YEAR
           POLICY                AT 5%        ACCUMULATED       SURRENDER        DEATH      ACCUMULATED    SURRENDER      DEATH
            YEAR                PER YEAR         VALUE            VALUE         BENEFIT        VALUE         VALUE       BENEFIT
        -----------           ------------  ---------------  ---------------  -----------  -------------  -----------  -----------
      1.....................   $      581      $     107        $       0      $ 100,107     $     241     $       0    $ 100,241
      2.....................        1,190            368                0        100,368           591           103      100,591
      3.....................        1,831            613                0        100,613           929           539      100,929
      4.....................        2,503              *                *              *         1,254           961      101,254
      5.....................        3,209              *                *              *         1,566         1,371      101,566
      6.....................        3,950              *                *              *         1,863         1,779      101,863
      7.....................        4,728              *                *              *         2,146         2,146      102,146
      8.....................        5,545              *                *              *         2,413         2,413      102,413
      9.....................        6,403              *                *              *         2,666         2,666      102,666
     10.....................        7,304              *                *              *         2,905         2,905      102,905
     15.....................       12,530              *                *              *         3,827         3,827      103,827
     20.....................       19,200              *                *              *         4,177         4,177      104,177
     25.....................       27,713              *                *              *         3,844         3,844      103,844
     30.....................       38,578              *                *              *         2,608         2,608      102,608
     35.....................            *              *                *              *             *             *            *
     40.....................            *              *                *              *             *             *            *
     45.....................            *              *                *              *             *             *            *
     50.....................            *              *                *              *             *             *            *
     55.....................            *              *                *              *             *             *            *
     60.....................            *              *                *              *             *             *            *
     65.....................            *              *                *              *             *             *            *
     70.....................            *              *                *              *             *             *            *
     75.....................            *              *                *              *             *             *            *
     80.....................            *              *                *              *             *             *            *
Age  65.....................       38,578              *                *              *         2,608         2,608      102,608
Age  70.....................            *              *                *              *             *             *            *
Age 115.....................            *              *                *              *             *             *            *

------------------------------

* In the absence of an additional premium, the Policy would lapse.



The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.



The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.



THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF -1.72% ON A GUARANTEED BASIS AND -1.57% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION A
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $553
                           NON-TOBACCO PREMIUM CLASS

                                                                                                          ASSUMING
                                                              ASSUMING                          4% HYPOTHETICAL GROSS RETURN,
                                                    4% HYPOTHETICAL GROSS RETURN,              NON-GUARANTEED CURRENT COST OF
                                            GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,   INSURANCE CHARGES, AND NON-GUARANTEED
                                               AND GUARANTEED MAXIMUM EXPENSE CHARGES              CURRENT EXPENSE CHARGES
                                PREMIUMS    ---------------------------------------------  ---------------------------------------
           END OF             ACCUMULATED     END OF YEAR      END OF YEAR    END OF YEAR   END OF YEAR   END OF YEAR  END OF YEAR
           POLICY                AT 5%        ACCUMULATED       SURRENDER        DEATH      ACCUMULATED    SURRENDER      DEATH
            YEAR                PER YEAR         VALUE            VALUE         BENEFIT        VALUE         VALUE       BENEFIT
        -----------           ------------  ---------------  ---------------  -----------  -------------  -----------  -----------
      1.....................   $      581      $     119        $       0      $ 100,119     $     256     $       0    $ 100,256
      2.....................        1,190            400                0        100,400           633           145      100,633
      3.....................        1,831            675                0        100,675         1,013           623      101,013
      4.....................        2,503              *                *              *         1,394         1,101      101,394
      5.....................        3,209              *                *              *         1,776         1,581      101,776
      6.....................        3,950              *                *              *         2,158         2,074      102,158
      7.....................        4,728              *                *              *         2,538         2,538      102,538
      8.....................        5,545              *                *              *         2,917         2,917      102,917
      9.....................        6,403              *                *              *         3,295         3,295      103,295
     10.....................        7,304              *                *              *         3,671         3,671      103,671
     15.....................       12,530              *                *              *         5,462         5,462      105,462
     20.....................       19,200              *                *              *         6,928         6,928      106,928
     25.....................       27,713              *                *              *         7,857         7,857      107,857
     30.....................       38,578              *                *              *         7,888         7,888      107,888
     35.....................       52,445              *                *              *         6,209         6,209      106,209
     40.....................       70,143              *                *              *         1,678         1,678      101,678
     45.....................            *              *                *              *             *             *            *
     50.....................            *              *                *              *             *             *            *
     55.....................            *              *                *              *             *             *            *
     60.....................            *              *                *              *             *             *            *
     65.....................            *              *                *              *             *             *            *
     70.....................            *              *                *              *             *             *            *
     75.....................            *              *                *              *             *             *            *
     80.....................            *              *                *              *             *             *            *
Age  65.....................       38,578              *                *              *         7,888         7,888      107,888
Age  70.....................       52,445              *                *              *         6,209         6,209      106,209
Age 115.....................            *              *                *              *             *             *            *

------------------------------

* In the absence of an additional premium, the Policy would lapse.



The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.



The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.



THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 4% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 2.28% ON A GUARANTEED BASIS AND 2.43% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 4% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION A
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $553
                           NON-TOBACCO PREMIUM CLASS

                                                           ASSUMING                                 ASSUMING
                                                 8% HYPOTHETICAL GROSS RETURN,           8% HYPOTHETICAL GROSS RETURN,
                                             GUARANTEED MAXIMUM COST OF INSURANCE        NON-GUARANTEED CURRENT COST OF
                                            CHARGES, AND GUARANTEED MAXIMUM EXPENSE  INSURANCE CHARGES, AND NON-GUARANTEED
                                                            CHARGES                         CURRENT EXPENSE CHARGES
                                PREMIUMS    ---------------------------------------  --------------------------------------
           END OF             ACCUMULATED    END OF YEAR   END OF YEAR  END OF YEAR  END OF YEAR   END OF YEAR  END OF YEAR
           POLICY                AT 5%       ACCUMULATED    SURRENDER      DEATH     ACCUMULATED    SURRENDER      DEATH
            YEAR                PER YEAR        VALUE         VALUE       BENEFIT       VALUE         VALUE       BENEFIT
        -----------           ------------  -------------  -----------  -----------  ------------  -----------  -----------
      1.....................   $      581     $     131     $       0    $ 100,131    $      271    $       0    $ 100,271
      2.....................        1,190           433             0      100,433           677          189      100,677
      3.....................        1,831           741             0      100,741         1,101          711      101,101
      4.....................        2,503         1,056            80      101,056         1,546        1,253      101,546
      5.....................        3,209         1,376           400      101,376         2,011        1,816      102,011
      6.....................        3,950         1,699           863      101,699         2,495        2,411      102,495
      7.....................        4,728         2,023         1,370      102,023         3,000        3,000      103,000
      8.....................        5,545         2,349         1,871      102,349         3,526        3,526      103,526
      9.....................        6,403         2,677         2,366      102,677         4,075        4,075      104,075
     10.....................        7,304         3,007         2,855      103,007         4,649        4,649      104,649
     15.....................       12,530         4,629         4,629      104,629         7,872        7,872      107,872
     20.....................       19,200         5,939         5,939      105,939        11,667       11,667      111,667
     25.....................       27,713         6,438         6,438      106,438        16,049       16,049      116,049
     30.....................       38,578         5,165         5,165      105,165        20,920       20,920      120,920
     35.....................       52,445             *             *            *        25,683       25,683      125,683
     40.....................       70,143             *             *            *        29,304       29,304      129,304
     45.....................       92,730             *             *            *        28,738       28,738      128,738
     50.....................      121,558             *             *            *        19,555       19,555      119,555
     55.....................            *             *             *            *             *            *            *
     60.....................            *             *             *            *             *            *            *
     65.....................            *             *             *            *             *            *            *
     70.....................            *             *             *            *             *            *            *
     75.....................            *             *             *            *             *            *            *
     80.....................            *             *             *            *             *            *            *
Age  65.....................       38,578         5,165         5,165      105,165        20,920       20,920      120,920
Age  70.....................       52,445             *             *            *        25,683       25,683      125,683
Age 115.....................            *             *             *            *             *            *            *

------------------------------

* In the absence of an additional premium, the Policy would lapse.



The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.



The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.



THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 8% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 6.28% ON A GUARANTEED BASIS AND 6.43% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 8% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION A
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $553
                           NON-TOBACCO PREMIUM CLASS

                                                            ASSUMING                                 ASSUMING
                                                 12% HYPOTHETICAL GROSS RETURN,           12% HYPOTHETICAL GROSS RETURN,
                                              GUARANTEED MAXIMUM COST OF INSURANCE   NON-GUARANTEED CURRENT COST OF INSURANCE
                                                CHARGES, AND GUARANTEED MAXIMUM        CHARGES, AND NON-GUARANTEED CURRENT
                                                        EXPENSE CHARGES                          EXPENSE CHARGES
                                 PREMIUMS    --------------------------------------  ----------------------------------------
           END OF              ACCUMULATED   END OF YEAR   END OF YEAR  END OF YEAR  END OF YEAR   END OF YEAR   END OF YEAR
           POLICY                 AT 5%      ACCUMULATED    SURRENDER      DEATH     ACCUMULATED    SURRENDER       DEATH
            YEAR                 PER YEAR       VALUE         VALUE       BENEFIT       VALUE         VALUE        BENEFIT
         -----------           ------------  ------------  -----------  -----------  ------------  ------------  ------------
      1......................   $      581    $      143    $       0    $ 100,143   $        285  $          0  $    100,285
      2......................        1,190           467            0      100,467            721           233       100,721
      3......................        1,831           811            0      100,811          1,195           805       101,195
      4......................        2,503         1,178          202      101,178          1,710         1,417       101,710
      5......................        3,209         1,567          591      101,567          2,271         2,076       102,271
      6......................        3,950         1,978        1,142      101,978          2,879         2,795       102,879
      7......................        4,728         2,413        1,760      102,413          3,540         3,540       103,540
      8......................        5,545         2,874        2,396      102,874          4,259         4,259       104,259
      9......................        6,403         3,363        3,052      103,363          5,042         5,042       105,042
     10......................        7,304         3,883        3,731      103,883          5,895         5,895       105,895
     15......................       12,530         7,012        7,012      107,012         11,431        11,431       111,431
     20......................       19,200        11,140       11,140      111,140         19,855        19,855       119,855
     25......................       27,713        16,465       16,465      116,465         32,808        32,808       132,808
     30......................       38,578        23,021       23,021      123,021         52,859        52,859       152,859
     35......................       52,445        29,559       29,559      129,559         83,710        83,710       183,710
     40......................       70,143        33,347       33,347      133,347        131,223       131,223       231,223
     45......................       92,730        25,483       25,483      125,483        203,198       203,198       303,198
     50......................      121,558             *            *            *        312,173       312,173       412,173
     55......................      158,351             *            *            *        477,131       477,131       577,131
     60......................      205,309             *            *            *        727,795       727,795       827,795
     65......................      265,240             *            *            *      1,060,989     1,060,989     1,160,989
     70......................      341,730             *            *            *      1,525,333     1,525,333     1,625,333
     75......................      439,352             *            *            *      2,260,811     2,260,811     2,360,811
     80......................      563,945             *            *            *      3,451,053     3,451,053     3,551,053
Age  65......................       38,578        23,021       23,021      123,021         52,859        52,859       152,859
Age  70......................       52,445        29,559       29,559      129,559         83,710        83,710       183,710
Age 115......................      563,945             *            *            *      3,451,053     3,451,053     3,551,053

------------------------------

* In the absence of an additional premium, the Policy would lapse.



The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.



The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.



THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 10.28% ON A GUARANTEED BASIS AND 10.43% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION B
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $553
                           NON-TOBACCO PREMIUM CLASS

                                                                                                          ASSUMING
                                                              ASSUMING                          0% HYPOTHETICAL GROSS RETURN,
                                                    0% HYPOTHETICAL GROSS RETURN,              NON-GUARANTEED CURRENT COST OF
                                            GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,   INSURANCE CHARGES, AND NON-GUARANTEED
                                               AND GUARANTEED MAXIMUM EXPENSE CHARGES              CURRENT EXPENSE CHARGES
                                PREMIUMS    ---------------------------------------------  ---------------------------------------
           END OF             ACCUMULATED     END OF YEAR      END OF YEAR    END OF YEAR   END OF YEAR   END OF YEAR  END OF YEAR
           POLICY                AT 5%        ACCUMULATED       SURRENDER        DEATH      ACCUMULATED    SURRENDER      DEATH
            YEAR                PER YEAR         VALUE            VALUE         BENEFIT        VALUE         VALUE       BENEFIT
        -----------           ------------  ---------------  ---------------  -----------  -------------  -----------  -----------
      1.....................   $      581      $     107        $       0      $ 100,000     $     241     $       0    $ 100,000
      2.....................        1,190            369                0        100,000           592           104      100,000
      3.....................        1,831            616                0        100,000           931           541      100,000
      4.....................        2,503              *                *              *         1,258           965      100,000
      5.....................        3,208              *                *              *         1,571         1,376      100,000
      6.....................        3,950              *                *              *         1,871         1,787      100,000
      7.....................        4,728              *                *              *         2,156         2,156      100,000
      8.....................        5,545              *                *              *         2,427         2,427      100,000
      9.....................        6,403              *                *              *         2,685         2,685      100,000
     10.....................        7,303              *                *              *         2,928         2,928      100,000
     15.....................       12,530              *                *              *         3,887         3,887      100,000
     20.....................       19,200              *                *              *         4,300         4,300      100,000
     25.....................       27,713              *                *              *         4,056         4,056      100,000
     30.....................       38,578              *                *              *         2,924         2,924      100,000
     35.....................       52,445              *                *              *           294           294      100,000
     40.....................            *              *                *              *             *             *            *
     45.....................            *              *                *              *             *             *            *
     50.....................            *              *                *              *             *             *            *
     55.....................            *              *                *              *             *             *            *
     60.....................            *              *                *              *             *             *            *
     65.....................            *              *                *              *             *             *            *
     70.....................            *              *                *              *             *             *            *
     75.....................            *              *                *              *             *             *            *
     80.....................            *              *                *              *             *             *            *
Age  65.....................       38,578              *                *              *         2,924         2,924      100,000
Age  70.....................       52,445              *                *              *           294           294      100,000
Age 115.....................            *              *                *              *             *             *            *

------------------------------

* In the absence of an additional premium, the Policy would lapse.



The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.



The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.



THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF -1.72% ON A GUARANTEED BASIS AND -1.57% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION B
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $553
                           NON-TOBACCO PREMIUM CLASS

                                                                                                          ASSUMING
                                                              ASSUMING                          4% HYPOTHETICAL GROSS RETURN,
                                                    4% HYPOTHETICAL GROSS RETURN,              NON-GUARANTEED CURRENT COST OF
                                            GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,   INSURANCE CHARGES, AND NON-GUARANTEED
                                               AND GUARANTEED MAXIMUM EXPENSE CHARGES              CURRENT EXPENSE CHARGES
                                PREMIUMS    ---------------------------------------------  ---------------------------------------
           END OF             ACCUMULATED     END OF YEAR      END OF YEAR    END OF YEAR   END OF YEAR   END OF YEAR  END OF YEAR
           POLICY                AT 5%        ACCUMULATED       SURRENDER        DEATH      ACCUMULATED    SURRENDER      DEATH
            YEAR                PER YEAR         VALUE            VALUE         BENEFIT        VALUE         VALUE       BENEFIT
        -----------           ------------  ---------------  ---------------  -----------  -------------  -----------  -----------
      1.....................   $      581      $     119        $       0      $ 100,000     $     256     $       0    $ 100,000
      2.....................        1,190            401                0        100,000           634           146      100,000
      3.....................        1,831            678                0        100,000         1,015           625      100,000
      4.....................        2,503              *                *              *         1,398         1,105      100,000
      5.....................        3,208              *                *              *         1,783         1,588      100,000
      6.....................        3,950              *                *              *         2,167         2,083      100,000
      7.....................        4,728              *                *              *         2,551         2,551      100,000
      8.....................        5,545              *                *              *         2,935         2,935      100,000
      9.....................        6,403              *                *              *         3,318         3,318      100,000
     10.....................        7,303              *                *              *         3,702         3,702      100,000
     15.....................       12,530              *                *              *         5,552         5,552      100,000
     20.....................       19,200              *                *              *         7,142         7,142      100,000
     25.....................       27,713              *                *              *         8,293         8,293      100,000
     30.....................       38,578              *                *              *         8,683         8,683      100,000
     35.....................       52,445              *                *              *         7,544         7,544      100,000
     40.....................       70,143              *                *              *         3,662         3,662      100,000
     45.....................            *              *                *              *             *             *            *
     50.....................            *              *                *              *             *             *            *
     55.....................            *              *                *              *             *             *            *
     60.....................            *              *                *              *             *             *            *
     65.....................            *              *                *              *             *             *            *
     70.....................            *              *                *              *             *             *            *
     75.....................            *              *                *              *             *             *            *
     80.....................            *              *                *              *             *             *            *
Age  65.....................       38,578              *                *              *         8,683         8,683      100,000
Age  70.....................       52,445              *                *              *         7,544         7,544      100,000
Age 115.....................            *              *                *              *             *             *            *

------------------------------

* In the absence of an additional premium, the Policy would lapse.



The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.



The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.



THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 4% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 2.28% ON A GUARANTEED BASIS AND 2.43% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 4% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION B
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $553
                           NON-TOBACCO PREMIUM CLASS

                                                           ASSUMING                                 ASSUMING
                                                 8% HYPOTHETICAL GROSS RETURN,           8% HYPOTHETICAL GROSS RETURN,
                                             GUARANTEED MAXIMUM COST OF INSURANCE        NON-GUARANTEED CURRENT COST OF
                                            CHARGES, AND GUARANTEED MAXIMUM EXPENSE  INSURANCE CHARGES, AND NON-GUARANTEED
                                                            CHARGES                         CURRENT EXPENSE CHARGES
                                PREMIUMS    ---------------------------------------  --------------------------------------
           END OF             ACCUMULATED    END OF YEAR   END OF YEAR  END OF YEAR  END OF YEAR   END OF YEAR  END OF YEAR
           POLICY                AT 5%       ACCUMULATED    SURRENDER      DEATH     ACCUMULATED    SURRENDER      DEATH
            YEAR                PER YEAR        VALUE         VALUE       BENEFIT       VALUE         VALUE       BENEFIT
        -----------           ------------  -------------  -----------  -----------  ------------  -----------  -----------
      1.....................   $      581     $     131     $       0    $ 100,000    $      271    $       0    $ 100,000
      2.....................        1,190           434             0      100,000           678          190      100,000
      3.....................        1,831           744             0      100,000         1,104          714      100,000
      4.....................        2,503         1,061            85      100,000         1,550        1,257      100,000
      5.....................        3,208         1,385           409      100,000         2,018        1,823      100,000
      6.....................        3,950         1,712           876      100,000         2,506        2,422      100,000
      7.....................        4,728         2,042         1,389      100,000         3,015        3,015      100,000
      8.....................        5,545         2,376         1,898      100,000         3,548        3,548      100,000
      9.....................        6,403         2,714         2,403      100,000         4,105        4,105      100,000
     10.....................        7,303         3,055         2,903      100,000         4,689        4,689      100,000
     15.....................       12,530         4,781         4,781      100,000         8,009        8,009      100,000
     20.....................       19,200         6,318         6,318      100,000        12,043       12,043      100,000
     25.....................       27,713         7,253         7,108      100,000        16,951       16,951      100,000
     30.....................       38,578         6,734         6,734      100,000        22,909       22,909      100,000
     35.....................       52,445         2,305         2,305      100,000        29,903       29,903      100,000
     40.....................       70,143             *             *            *        37,993       37,993      100,000
     45.....................       92,730             *             *            *        46,598       46,598      100,000
     50.....................      121,558             *             *            *        55,513       55,513      100,000
     55.....................      158,351             *             *            *        64,664       64,664      100,000
     60.....................      205,309             *             *            *        75,157       75,157      100,000
     65.....................      265,240             *             *            *        79,968       79,968      100,000
     70.....................      341,730             *             *            *        63,134       63,134      100,000
     75.....................            *             *             *            *             *            *            *
     80.....................            *             *             *            *             *            *            *
Age  65.....................       38,578         6,734         6,734      100,000        22,909       22,909      100,000
Age  70.....................       52,445         2,305         2,305      100,000        29,903       29,903      100,000
Age 115.....................            *             *             *            *             *            *            *

------------------------------

* In the absence of an additional premium, the Policy would lapse.



The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.



The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.



THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 8% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 6.28% ON A GUARANTEED BASIS AND 6.43% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 8% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         FEMALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION B
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $553
                           NON-TOBACCO PREMIUM CLASS

                                                          ASSUMING                                  ASSUMING
                                               12% HYPOTHETICAL GROSS RETURN,            12% HYPOTHETICAL GROSS RETURN,
                                            GUARANTEED MAXIMUM COST OF INSURANCE    NON-GUARANTEED CURRENT COST OF INSURANCE
                                          CHARGES, AND GUARANTEED MAXIMUM EXPENSE     CHARGES, AND NON-GUARANTEED CURRENT
                                                          CHARGES                               EXPENSE CHARGES
                              PREMIUMS    ----------------------------------------  ----------------------------------------
          END OF            ACCUMULATED   END OF YEAR   END OF YEAR   END OF YEAR   END OF YEAR   END OF YEAR   END OF YEAR
          POLICY               AT 5%      ACCUMULATED    SURRENDER       DEATH      ACCUMULATED    SURRENDER       DEATH
           YEAR               PER YEAR       VALUE         VALUE        BENEFIT        VALUE         VALUE        BENEFIT
       -----------          ------------  ------------  ------------  ------------  ------------  ------------  ------------
      1...................   $      581   $        143  $          0  $    100,000  $        286  $          0  $    100,000
      2...................        1,190            468             0       100,000           722           234       100,000
      3...................        1,831            814             0       100,000         1,198           808       100,000
      4...................        2,503          1,184           208       100,000         1,715         1,422       100,000
      5...................        3,208          1,577           601       100,000         2,279         2,084       100,000
      6...................        3,950          1,994         1,158       100,000         2,892         2,808       100,000
      7...................        4,728          2,437         1,784       100,000         3,559         3,559       100,000
      8...................        5,545          2,908         2,430       100,000         4,287         4,287       100,000
      9...................        6,403          3,410         3,099       100,000         5,080         5,080       100,000
     10...................        7,303          3,947         3,795       100,000         5,948         5,948       100,000
     15...................       12,530          7,246         7,246       100,000        11,638        11,638       100,000
     20...................       19,200         11,833        11,833       100,000        20,517        20,517       100,000
     25...................       27,713         18,295        18,295       100,000        34,680        34,680       100,000
     30...................       38,578         27,559        27,559       100,000        57,805        57,805       100,000
     35...................       52,445         40,665        40,665       100,000        96,419        96,419       111,846
     40...................       70,143         60,402        60,402       100,000       160,208       160,208       171,422
     45...................       92,730         93,707        93,707       100,000       264,609       264,609       277,840
     50...................      121,558        152,405       152,405       160,025       433,460       433,460       455,133
     55...................      158,351        242,183       242,183       254,293       704,251       704,251       739,464
     60...................      205,309        384,490       384,490       388,335     1,144,772     1,144,772     1,156,219
     65...................      265,240        610,161       610,161       616,263     1,862,409     1,862,409     1,881,033
     70...................      341,730        945,388       945,388       954,842     3,009,922     3,009,922     3,040,021
     75...................      439,352      1,463,235     1,463,235     1,477,867     4,852,614     4,852,614     4,901,140
     80...................      563,945      2,263,184     2,263,184     2,285,816     7,811,154     7,811,154     7,889,265
Age  65...................       38,578         27,559        27,559       100,000        57,805        57,805       100,000
Age  70...................       52,445         40,665        40,665       100,000        96,419        96,419       111,846
Age 115...................      563,945      2,263,184     2,263,184     2,285,816     7,811,154     7,811,154     7,889,265

------------------------------

* In the absence of an additional premium, the Policy would lapse.



The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.



The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.



THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 10.28% ON A GUARANTEED BASIS AND 10.43% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION A
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $709
                           NON-TOBACCO PREMIUM CLASS

                                                           ASSUMING                                 ASSUMING
                                                 0% HYPOTHETICAL GROSS RETURN,            0% HYPOTHETICAL GROSS RETURN,
                                             GUARANTEED MAXIMUM COST OF INSURANCE        NON-GUARANTEED CURRENT COST OF
                                            CHARGES, AND GUARANTEED MAXIMUM EXPENSE   INSURANCE CHARGES, AND NON-GUARANTEED
                                                            CHARGES                          CURRENT EXPENSE CHARGES
                                PREMIUMS    ---------------------------------------  ---------------------------------------
           END OF             ACCUMULATED    END OF YEAR   END OF YEAR  END OF YEAR   END OF YEAR   END OF YEAR  END OF YEAR
           POLICY                AT 5%       ACCUMULATED    SURRENDER      DEATH      ACCUMULATED    SURRENDER      DEATH
            YEAR                PER YEAR        VALUE         VALUE       BENEFIT        VALUE         VALUE       BENEFIT
        -----------           ------------  -------------  -----------  -----------  -------------  -----------  -----------
      1.....................          744           228             0      100,228           371             0      100,371
      2.....................        1,526           609             0      100,609           850           206      100,850
      3.....................        2,347           971             0      100,971         1,315           800      101,315
      4.....................        3,209         1,315            27      101,315         1,764         1,378      101,764
      5.....................        4,114         1,639           508      101,639         2,199         1,973      102,199
      6.....................        5,064         1,941         1,021      101,941         2,617         2,525      102,617
      7.....................        6,061         2,219         1,501      102,219         3,018         3,018      103,018
      8.....................        7,109         2,474         1,948      102,474         3,402         3,402      103,402
      9.....................        8,209         2,704         2,362      102,704         3,768         3,768      103,768
     10.....................        9,364         2,907         2,740      102,907         4,115         4,115      104,115
     15.....................       16,064         3,453         3,453      103,453         5,488         5,488      105,488
     20.....................       24,616         2,918         2,918      102,918         6,064         6,064      106,064
     25.....................       35,530           593           593      100,593         5,448         5,448      105,448
     30.....................       49,460             *             *            *         3,096         3,096      103,096
     35.....................            *             *             *            *             *             *            *
     40.....................            *             *             *            *             *             *            *
     45.....................            *             *             *            *             *             *            *
     50.....................            *             *             *            *             *             *            *
     55.....................            *             *             *            *             *             *            *
     60.....................            *             *             *            *             *             *            *
     65.....................            *             *             *            *             *             *            *
     70.....................            *             *             *            *             *             *            *
     75.....................            *             *             *            *             *             *            *
     80.....................            *             *             *            *             *             *            *
Age  65.....................       49,460             *             *            *         3,096         3,096      103,096
Age  70.....................            *             *             *            *             *             *            *
Age 115.....................            *             *             *            *             *             *            *

------------------------------

* In the absence of an additional premium, the Policy would lapse.



The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.



The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.



THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF -1.72% ON A GUARANTEED BASIS AND -1.57% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION A
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $709
                           NON-TOBACCO PREMIUM CLASS

                                                           ASSUMING                                 ASSUMING
                                                 4% HYPOTHETICAL GROSS RETURN,            4% HYPOTHETICAL GROSS RETURN,
                                             GUARANTEED MAXIMUM COST OF INSURANCE        NON-GUARANTEED CURRENT COST OF
                                            CHARGES, AND GUARANTEED MAXIMUM EXPENSE   INSURANCE CHARGES, AND NON-GUARANTEED
                                                            CHARGES                          CURRENT EXPENSE CHARGES
                                PREMIUMS    ---------------------------------------  ---------------------------------------
           END OF             ACCUMULATED    END OF YEAR   END OF YEAR  END OF YEAR   END OF YEAR   END OF YEAR  END OF YEAR
           POLICY                AT 5%       ACCUMULATED    SURRENDER      DEATH      ACCUMULATED    SURRENDER      DEATH
            YEAR                PER YEAR        VALUE         VALUE       BENEFIT        VALUE         VALUE       BENEFIT
        -----------           ------------  -------------  -----------  -----------  -------------  -----------  -----------
      1.....................          744           245             0      100,245           391             0      100,391
      2.....................        1,526           656             0      100,656           908           264      100,908
      3.....................        2,347         1,065             0      101,065         1,431           916      101,431
      4.....................        3,209         1,469           181      101,469         1,959         1,573      101,959
      5.....................        4,114         1,869           738      101,869         2,491         2,265      102,491
      6.....................        5,064         2,261         1,341      102,261         3,026         2,934      103,026
      7.....................        6,061         2,643         1,925      102,643         3,564         3,564      103,564
      8.....................        7,109         3,016         2,490      103,016         4,103         4,103      104,103
      9.....................        8,209         3,375         3,033      103,375         4,644         4,644      104,644
     10.....................        9,364         3,719         3,552      103,719         5,183         5,183      105,183
     15.....................       16,064         5,111         5,111      105,111         7,785         7,785      107,785
     20.....................       24,616         5,535         5,535      105,535         9,957         9,957      109,957
     25.....................       35,530         3,995         3,995      103,995        11,145        11,145      111,145
     30.....................       49,460             *             *            *        10,524        10,524      110,524
     35.....................       67,239             *             *            *         6,922         6,922      106,922
     40.....................            *             *             *            *             *             *            *
     45.....................            *             *             *            *             *             *            *
     50.....................            *             *             *            *             *             *            *
     55.....................            *             *             *            *             *             *            *
     60.....................            *             *             *            *             *             *            *
     65.....................            *             *             *            *             *             *            *
     70.....................            *             *             *            *             *             *            *
     75.....................            *             *             *            *             *             *            *
     80.....................            *             *             *            *             *             *            *
Age  65.....................       49,460             *             *            *        10,524        10,524      110,524
Age  70.....................       67,239             *             *            *         6,922         6,922      106,922
Age 115.....................            *             *             *            *             *             *            *

------------------------------

* In the absence of an additional premium, the Policy would lapse.



The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.



The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.



THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 4% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 2.28% ON A GUARANTEED BASIS AND 2.43% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 4% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION A
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $709
                           NON-TOBACCO PREMIUM CLASS

                                                           ASSUMING                                ASSUMING
                                                8% HYPOTHETICAL GROSS RETURN,           8% HYPOTHETICAL GROSS RETURN,
                                             GUARANTEED MAXIMUM COST OF INSURANCE       NON-GUARANTEED CURRENT COST OF
                                               CHARGES, AND GUARANTEED MAXIMUM      INSURANCE CHARGES, AND NON-GUARANTEED
                                                       EXPENSE CHARGES                     CURRENT EXPENSE CHARGES
                                PREMIUMS    --------------------------------------  --------------------------------------
           END OF             ACCUMULATED   END OF YEAR   END OF YEAR  END OF YEAR  END OF YEAR   END OF YEAR  END OF YEAR
           POLICY                AT 5%      ACCUMULATED    SURRENDER      DEATH     ACCUMULATED    SURRENDER      DEATH
            YEAR                PER YEAR       VALUE         VALUE       BENEFIT       VALUE         VALUE       BENEFIT
        -----------           ------------  ------------  -----------  -----------  ------------  -----------  -----------
      1.....................          744           262            0      100,262           412            0      100,412
      2.....................        1,526           705            0      100,705           969          325      100,969
      3.....................        2,347         1,163            0      101,163         1,554        1,039      101,554
      4.....................        3,209         1,637          349      101,637         2,169        1,783      102,169
      5.....................        4,114         2,126          995      102,126         2,816        2,590      102,816
      6.....................        5,064         2,628        1,708      102,628         3,494        3,402      103,494
      7.....................        6,061         3,143        2,425      103,143         4,205        4,205      104,205
      8.....................        7,109         3,671        3,145      103,671         4,949        4,949      104,949
      9.....................        8,209         4,211        3,869      104,211         5,730        5,730      105,730
     10.....................        9,364         4,760        4,593      104,760         6,546        6,546      106,546
     15.....................       16,064         7,587        7,587      107,587        11,165       11,165      111,165
     20.....................       24,616        10,176       10,176      110,176        16,636       16,636      116,636
     25.....................       35,530        11,476       11,476      111,476        22,723       22,723      122,723
     30.....................       49,460         9,530        9,530      109,530        28,879       28,879      128,879
     35.....................       67,239           561          561      100,561        34,094       34,094      134,094
     40.....................       89,929             *            *            *        36,361       36,361      136,361
     45.....................      118,889             *            *            *        32,132       32,132      132,132
     50.....................      155,849             *            *            *        16,871       16,871      116,871
     55.....................            *             *            *            *             *            *            *
     60.....................            *             *            *            *             *            *            *
     65.....................            *             *            *            *             *            *            *
     70.....................            *             *            *            *             *            *            *
     75.....................            *             *            *            *             *            *            *
     80.....................            *             *            *            *             *            *            *
Age  65.....................       49,460         9,530        9,530      109,530        28,879       28,879      128,879
Age  70.....................       67,239           561          561      100,561        34,094       34,094      134,094
Age 115.....................            *             *            *            *             *            *            *

------------------------------

* In the absence of an additional premium, the Policy would lapse.



The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.



The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.



THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 8% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 6.28% ON A GUARANTEED BASIS AND 6.43% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 8% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION A
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $709
                           NON-TOBACCO PREMIUM CLASS

                                                              ASSUMING                                 ASSUMING
                                                   12% HYPOTHETICAL GROSS RETURN,           12% HYPOTHETICAL GROSS RETURN,
                                                GUARANTEED MAXIMUM COST OF INSURANCE   NON-GUARANTEED CURRENT COST OF INSURANCE
                                                  CHARGES, AND GUARANTEED MAXIMUM        CHARGES, AND NON-GUARANTEED CURRENT
                                                          EXPENSE CHARGES                          EXPENSE CHARGES
                                   PREMIUMS    --------------------------------------  ----------------------------------------
            END OF               ACCUMULATED   END OF YEAR   END OF YEAR  END OF YEAR  END OF YEAR   END OF YEAR   END OF YEAR
            POLICY                  AT 5%      ACCUMULATED    SURRENDER      DEATH     ACCUMULATED    SURRENDER       DEATH
             YEAR                  PER YEAR       VALUE         VALUE       BENEFIT       VALUE         VALUE        BENEFIT
          -----------            ------------  ------------  -----------  -----------  ------------  ------------  ------------
      1........................          744           279            0      100,279            432             0       100,432
      2........................        1,526           755            0      100,755          1,030           386       101,030
      3........................        2,347         1,267            0      101,267          1,684         1,169       101,684
      4........................        3,209         1,819          531      101,819          2,398         2,012       102,398
      5........................        4,114         2,412        1,281      102,412          3,177         2,951       103,177
      6........................        5,064         3,048        2,128      103,048          4,027         3,935       104,027
      7........................        6,061         3,731        3,013      103,731          4,955         4,955       104,955
      8........................        7,109         4,463        3,937      104,463          5,969         5,969       105,969
      9........................        8,209         5,249        4,907      105,249          7,075         7,075       107,075
     10........................        9,364         6,092        5,925      106,092          8,282         8,282       108,282
     15........................       16,064        11,277       11,277      111,277         16,144        16,144       116,144
     20........................       24,616        18,372       18,372      118,372         28,139        28,139       128,139
     25........................       35,530        27,518       27,518      127,518         46,319        46,319       146,319
     30........................       49,460        38,373       38,373      138,373         73,806        73,806       173,806
     35........................       67,239        49,129       49,129      149,129        115,438       115,438       215,438
     40........................       89,929        55,160       55,160      155,160        178,483       178,483       278,483
     45........................      118,889        45,857       45,857      145,857        273,949       273,949       373,949
     50........................      155,849         2,584        2,584      102,584        420,303       420,303       520,303
     55........................      203,020             *            *            *        646,856       646,856       746,856
     60........................      263,225             *            *            *      1,001,801     1,001,801     1,101,801
     65........................      340,062             *            *            *      1,510,567     1,510,567     1,610,567
     70........................      438,129             *            *            *      2,264,256     2,264,256     2,364,256
     75........................      563,290             *            *            *      3,474,859     3,474,859     3,574,859
     80........................      723,030             *            *            *      5,445,335     5,445,335     5,545,335
Age  65........................       49,460        38,373       38,373      138,373         73,806        73,806       173,806
Age  70........................       67,239        49,129       49,129      149,129        115,438       115,438       215,438
Age 115........................      723,030             *            *            *      5,445,335     5,445,335     5,545,335

------------------------------

* In the absence of an additional premium, the Policy would lapse.



The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.



The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.



THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 10.28% ON A GUARANTEED BASIS AND 10.43% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION B
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $709
                           NON-TOBACCO PREMIUM CLASS

                                                           ASSUMING                                 ASSUMING
                                                 0% HYPOTHETICAL GROSS RETURN,            0% HYPOTHETICAL GROSS RETURN,
                                             GUARANTEED MAXIMUM COST OF INSURANCE        NON-GUARANTEED CURRENT COST OF
                                            CHARGES, AND GUARANTEED MAXIMUM EXPENSE   INSURANCE CHARGES, AND NON-GUARANTEED
                                                            CHARGES                          CURRENT EXPENSE CHARGES
                                PREMIUMS    ---------------------------------------  ---------------------------------------
           END OF             ACCUMULATED    END OF YEAR   END OF YEAR  END OF YEAR   END OF YEAR   END OF YEAR  END OF YEAR
           POLICY                AT 5%       ACCUMULATED    SURRENDER      DEATH      ACCUMULATED    SURRENDER      DEATH
            YEAR                PER YEAR        VALUE         VALUE       BENEFIT        VALUE         VALUE       BENEFIT
        -----------           ------------  -------------  -----------  -----------  -------------  -----------  -----------
      1.....................          744           228             0      100,000           372             0      100,000
      2.....................        1,526           611             0      100,000           852           208      100,000
      3.....................        2,347           976             0      100,000         1,318           803      100,000
      4.....................        3,209         1,322            34      100,000         1,770         1,384      100,000
      5.....................        4,114         1,650           519      100,000         2,207         1,981      100,000
      6.....................        5,064         1,957         1,037      100,000         2,629         2,537      100,000
      7.....................        6,061         2,241         1,523      100,000         3,035         3,035      100,000
      8.....................        7,109         2,503         1,977      100,000         3,424         3,424      100,000
      9.....................        8,209         2,741         2,399      100,000         3,796         3,796      100,000
     10.....................        9,364         2,954         2,787      100,000         4,150         4,150      100,000
     15.....................       16,064         3,567         3,567      100,000         5,584         5,584      100,000
     20.....................       24,616         3,137         3,137      100,000         6,272         6,272      100,000
     25.....................       35,530           913           913      100,000         5,837         5,837      100,000
     30.....................       49,460             *             *            *         3,706         3,706      100,000
     35.....................            *             *             *            *             *             *            *
     40.....................            *             *             *            *             *             *            *
     45.....................            *             *             *            *             *             *            *
     50.....................            *             *             *            *             *             *            *
     55.....................            *             *             *            *             *             *            *
     60.....................            *             *             *            *             *             *            *
     65.....................            *             *             *            *             *             *            *
     70.....................            *             *             *            *             *             *            *
     75.....................            *             *             *            *             *             *            *
     80.....................            *             *             *            *             *             *            *
Age  65.....................       49,460             *             *            *         3,706         3,706      100,000
Age  70.....................            *             *             *            *             *             *            *
Age 115.....................            *             *             *            *             *             *            *

------------------------------

* In the absence of an additional premium, the Policy would lapse.



The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.



The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.



THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF -1.72% ON A GUARANTEED BASIS AND -1.57% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION B
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $709
                           NON-TOBACCO PREMIUM CLASS

                                                           ASSUMING                                 ASSUMING
                                                 4% HYPOTHETICAL GROSS RETURN,           4% HYPOTHETICAL GROSS RETURN,
                                             GUARANTEED MAXIMUM COST OF INSURANCE        NON-GUARANTEED CURRENT COST OF
                                            CHARGES, AND GUARANTEED MAXIMUM EXPENSE  INSURANCE CHARGES, AND NON-GUARANTEED
                                                            CHARGES                         CURRENT EXPENSE CHARGES
                                PREMIUMS    ---------------------------------------  --------------------------------------
           END OF             ACCUMULATED    END OF YEAR   END OF YEAR  END OF YEAR  END OF YEAR   END OF YEAR  END OF YEAR
           POLICY                AT 5%       ACCUMULATED    SURRENDER      DEATH     ACCUMULATED    SURRENDER      DEATH
            YEAR                PER YEAR        VALUE         VALUE       BENEFIT       VALUE         VALUE       BENEFIT
        -----------           ------------  -------------  -----------  -----------  ------------  -----------  -----------
      1.....................          744           246             0      100,000           392            0      100,000
      2.....................        1,526           658             0      100,000           910          266      100,000
      3.....................        2,347         1,069             0      100,000         1,434          919      100,000
      4.....................        3,209         1,478           190      100,000         1,965        1,579      100,000
      5.....................        4,114         1,882           751      100,000         2,500        2,274      100,000
      6.....................        5,064         2,280         1,360      100,000         3,040        2,948      100,000
      7.....................        6,061         2,670         1,952      100,000         3,584        3,584      100,000
      8.....................        7,109         3,052         2,526      100,000         4,131        4,131      100,000
      9.....................        8,209         3,423         3,081      100,000         4,680        4,680      100,000
     10.....................        9,364         3,781         3,614      100,000         5,230        5,230      100,000
     15.....................       16,064         5,287         5,287      100,000         7,929        7,929      100,000
     20.....................       24,616         5,931         5,931      100,000        10,316       10,316      100,000
     25.....................       35,530         4,749         4,749      100,000        11,934       11,934      100,000
     30.....................       49,460             *             *            *        12,076       12,076      100,000
     35.....................       67,239             *             *            *         9,608        9,608      100,000
     40.....................       89,929             *             *            *         2,316        2,316      100,000
     45.....................            *             *             *            *             *            *            *
     50.....................            *             *             *            *             *            *            *
     55.....................            *             *             *            *             *            *            *
     60.....................            *             *             *            *             *            *            *
     65.....................            *             *             *            *             *            *            *
     70.....................            *             *             *            *             *            *            *
     75.....................            *             *             *            *             *            *            *
     80.....................            *             *             *            *             *            *            *
Age  65.....................       49,460             *             *            *        12,076       12,076      100,000
Age  70.....................       67,239             *             *            *         9,608        9,608      100,000
Age 115.....................            *             *             *            *             *            *            *

------------------------------

* In the absence of an additional premium, the Policy would lapse.



The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.



The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.



THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 4% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 2.28% ON A GUARANTEED BASIS AND 2.43% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 4% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION B
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $709
                           NON-TOBACCO PREMIUM CLASS

                                                           ASSUMING                                ASSUMING
                                                8% HYPOTHETICAL GROSS RETURN,           8% HYPOTHETICAL GROSS RETURN,
                                             GUARANTEED MAXIMUM COST OF INSURANCE       NON-GUARANTEED CURRENT COST OF
                                               CHARGES, AND GUARANTEED MAXIMUM      INSURANCE CHARGES, AND NON-GUARANTEED
                                                       EXPENSE CHARGES                     CURRENT EXPENSE CHARGES
                                PREMIUMS    --------------------------------------  --------------------------------------
           END OF             ACCUMULATED   END OF YEAR   END OF YEAR  END OF YEAR  END OF YEAR   END OF YEAR  END OF YEAR
           POLICY                AT 5%      ACCUMULATED    SURRENDER      DEATH     ACCUMULATED    SURRENDER      DEATH
            YEAR                PER YEAR       VALUE         VALUE       BENEFIT       VALUE         VALUE       BENEFIT
        -----------           ------------  ------------  -----------  -----------  ------------  -----------  -----------
      1.....................          744           263            0      100,000           412            0      100,000
      2.....................        1,526           707            0      100,000           970          326      100,000
      3.....................        2,347         1,168            0      100,000         1,558        1,043      100,000
      4.....................        3,209         1,646          358      100,000         2,176        1,790      100,000
      5.....................        4,114         2,141        1,010      100,000         2,827        2,601      100,000
      6.....................        5,064         2,651        1,731      100,000         3,511        3,419      100,000
      7.....................        6,061         3,176        2,458      100,000         4,229        4,229      100,000
      8.....................        7,109         3,716        3,190      100,000         4,983        4,983      100,000
      9.....................        8,209         4,272        3,930      100,000         5,776        5,776      100,000
     10.....................        9,364         4,842        4,675      100,000         6,608        6,608      100,000
     15.....................       16,064         7,855        7,855      100,000        11,381       11,381      100,000
     20.....................       24,616        10,892       10,892      100,000        17,260       17,260      100,000
     25.....................       35,530        13,174       13,174      100,000        24,343       24,343      100,000
     30.....................       49,460        13,151       13,151      100,000        32,765       32,765      100,000
     35.....................       67,239         7,256        7,256      100,000        42,823       42,823      100,000
     40.....................       89,929             *            *            *        55,100       55,100      100,000
     45.....................      118,889             *            *            *        71,083       71,083      100,000
     50.....................      155,849             *            *            *        95,426       95,426      100,197
     55.....................      203,020             *            *            *       131,520      131,520      138,097
     60.....................      263,225             *            *            *       180,655      180,655      182,461
     65.....................      340,062             *            *            *       247,574      247,574      250,050
     70.....................      438,129             *            *            *       335,962      335,962      339,321
     75.....................      563,290             *            *            *       453,690      453,690      458,227
     80.....................      723,030             *            *            *       610,603      610,603      616,709
Age  65.....................       49,460        13,151       13,151      100,000        32,765       32,765      100,000
Age  70.....................       67,239         7,256        7,256      100,000        42,823       42,823      100,000
Age 115.....................      723,030             *            *            *       610,603      610,603      616,709

------------------------------

* In the absence of an additional premium, the Policy would lapse.



The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.



The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.



THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 8% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 6.28% ON A GUARANTEED BASIS AND 6.43% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 8% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE AGE 35 AT LAST BIRTHDAY
                             DEATH BENEFIT OPTION B
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $709
                           NON-TOBACCO PREMIUM CLASS

                                                            ASSUMING                                  ASSUMING
                                                 12% HYPOTHETICAL GROSS RETURN,            12% HYPOTHETICAL GROSS RETURN,
                                              GUARANTEED MAXIMUM COST OF INSURANCE    NON-GUARANTEED CURRENT COST OF INSURANCE
                                            CHARGES, AND GUARANTEED MAXIMUM EXPENSE     CHARGES, AND NON-GUARANTEED CURRENT
                                                            CHARGES                               EXPENSE CHARGES
                                PREMIUMS    ----------------------------------------  ----------------------------------------
           END OF             ACCUMULATED   END OF YEAR   END OF YEAR   END OF YEAR   END OF YEAR   END OF YEAR   END OF YEAR
           POLICY                AT 5%      ACCUMULATED    SURRENDER       DEATH      ACCUMULATED    SURRENDER       DEATH
            YEAR                PER YEAR       VALUE         VALUE        BENEFIT        VALUE         VALUE        BENEFIT
        -----------           ------------  ------------  ------------  ------------  ------------  ------------  ------------
      1.....................          744            280             0       100,000           433             0       100,000
      2.....................        1,526            758             0       100,000         1,032           388       100,000
      3.....................        2,347          1,273             0       100,000         1,688         1,173       100,000
      4.....................        3,209          1,829           541       100,000         2,405         2,019       100,000
      5.....................        4,114          2,429         1,298       100,000         3,190         2,964       100,000
      6.....................        5,064          3,075         2,155       100,000         4,047         3,955       100,000
      7.....................        6,061          3,770         3,052       100,000         4,985         4,985       100,000
      8.....................        7,109          4,520         3,994       100,000         6,011         6,011       100,000
      9.....................        8,209          5,328         4,986       100,000         7,134         7,134       100,000
     10.....................        9,364          6,200         6,033       100,000         8,363         8,363       100,000
     15.....................       16,064         11,686        11,686       100,000        16,470        16,470       100,000
     20.....................       24,616         19,660        19,660       100,000        29,233        29,233       100,000
     25.....................       35,530         31,237        31,237       100,000        49,665        49,665       100,000
     30.....................       49,460         48,575        48,575       100,000        83,443        83,443       101,800
     35.....................       67,239         76,474        76,474       100,000       139,217       139,217       161,491
     40.....................       89,929        125,158       125,158       133,919       229,814       229,814       245,901
     45.....................      118,889        204,197       204,197       214,407       378,066       378,066       396,969
     50.....................      155,849        327,083       327,083       343,437       616,819       616,819       647,660
     55.....................      203,020        513,098       513,098       538,753       998,467       998,467     1,048,390
     60.....................      263,225        809,282       809,282       817,375     1,620,428     1,620,428     1,636,632
     65.....................      340,062      1,281,756     1,281,756     1,294,574     2,635,687     2,635,687     2,662,044
     70.....................      438,129      1,983,792     1,983,792     2,003,630     4,259,228     4,259,228     4,301,820
     75.....................      563,290      3,068,271     3,068,271     3,098,953     6,866,227     6,866,227     6,934,890
     80.....................      723,030      4,743,532     4,743,532     4,790,967    11,051,741    11,051,741    11,162,258
Age  65.....................       49,460         48,575        48,575       100,000        83,443        83,443       101,800
Age  70.....................       67,239         76,474        76,474       100,000       139,217       139,217       161,491
Age 115.....................      723,030      4,743,532     4,743,532     4,790,967    11,051,741    11,051,741    11,162,258

------------------------------

* In the absence of an additional premium, the Policy would lapse.



The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.



The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse because of insufficient Net Accumulated Value.



THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF 10.28% ON A GUARANTEED BASIS AND 10.43% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

--------------------------------------------------------------------------------

APPENDIX B
--------------------------------------------------------------------------------

DEATH BENEFIT OPTIONS


        OPTION A EXAMPLE. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under Option A, a Policy with a Specified Amount of $50,000 will generally provide a death benefit of $50,000 plus Accumulated Value. Thus, for example, a Policy with a Accumulated Value of $5,000 will have a death benefit of $55,000 ($50,000 + $5,000); a Accumulated Value of $10,000 will provide a death benefit of $60,000 ($50,000 + $10,000). The death benefit, however, must be at least 2.50 multiplied by the Accumulated Value. As a result, if the Accumulated Value of the Policy exceeds $33,333, the death benefit will be greater than the Specified Amount plus Accumulated Value. Each additional dollar of Accumulated Value above $33,333 will increase the death benefit by $2.50. A Policy with a Specified Amount of $50,000 and a Accumulated Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); a Accumulated Value of $60,000 will provide a death benefit of $150,000 ($60,000 x 2.50).



    Similarly, any time Accumulated Value exceeds $33,333, each dollar taken out of Accumulated Value will reduce the death benefit by $2.50. If, for example, the Accumulated Value is reduced from $40,000 to $35,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $100,000 to $87,500. If at any time, however, Accumulated Value multiplied by the specified amount factor is less than the Specified Amount plus the Accumulated Value, then the death benefit will be the current Specified Amount plus Accumulated Value of the Policy.



    The specified amount factor becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than under 40), the specified amount factor would be
    1.85. The amount of the death benefit would be the sum of the Accumulated Value plus $50,000 unless the Accumulated Value exceeded $58,824 (rather than $33,333), and each dollar then added to or taken from the Accumulated Value would change the death benefit by $1.85 (rather than $2.50).



        OPTION B EXAMPLE. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under Option B, a Policy with a $50,000 Specified Amount will generally pay $50,000 in death benefits. However, because the death benefit must be equal to or be greater than 2.50 multiplied by the Accumulated Value, any time the Accumulated Value of the Policy exceeds $20,000, the death benefit will exceed the $50,000 Specified Amount. Each additional dollar added to Accumulated Value above $20,000 will increase the death benefit by $2.50. A Policy with a $50,000 Specified Amount and a Accumulated Value of $30,000 will provide death proceeds of $75,000 ($30,000 x 2.50); a Accumulated Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); a Accumulated Value of $50,000 will provide a death benefit of $125,000 ($50,000 x 2.50).



    Similarly, so long as Accumulated Value exceeds $20,000, each dollar taken out of Accumulated Value will reduce the death benefit by $2.50. If, for example, the Accumulated Value is reduced from $25,000 to $20,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $62,500 to $50,000. If at any time, however, the Accumulated Value multiplied by the specified amount factor is less than the Specified Amount, the death benefit will equal the current Specified Amount of the Policy.



    The specified amount factor becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 1.85. The death proceeds would not exceed the $50,000 Specified Amount unless the Accumulated Value exceeded approximately $27,028 (rather than $20,000), and each dollar then added to or taken from the Accumulated Value would change the life insurance proceeds by $1.85 (rather than $2.50).




                      SPECIFIED AMOUNT
ATTAINED AGE               FACTOR
40 or younger                  2.50
41                             2.43
42                             2.36
43                             2.29
44                             2.22
45                             2.15
46                             2.09
47                             2.03
48                             1.97
49                             1.91
50                             1.85
51                             1.78
52                             1.71
53                             1.64
54                             1.57
55                             1.50
56                             1.46
57                             1.42
58                             1.38
59                             1.34
60                             1.30
61                             1.28
62                             1.26
63                             1.24
64                             1.22
65                             1.20
66                             1.19
67                             1.18
68                             1.17
69                             1.16
70                             1.15
71                             1.13
72                             1.11
73                             1.09
74                             1.07
75 to 90                       1.05
91                             1.04
92                             1.03
93                             1.02
94 to 114                      1.01
115                            1.00

--------------------------------------------------------------------------------


APPENDIX C

--------------------------------------------------------------------------------


MAXIMUM SURRENDER CHARGES



    The chart below reflects the maximum surrender charge per $1,000 of Specified Amount for selected issue ages as policy years increase.


                    Male, Non-Tobacco


                                                                                 POLICY YEAR
                         ISSUE AGE               1          2          3          4          5          6          7+
-----------------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                         10                           3.30       2.75       2.20       1.65       1.10       0.55       0.00
                         20                           4.48       3.73       2.98       2.24       1.49       0.65       0.00
                         30                           6.29       5.24       4.19       3.14       1.97       0.80       0.00
                         40                           9.65       8.04       6.43       4.74       2.64       1.08       0.00
                         50                          15.44      12.87      10.30       6.86       3.81       1.55       0.00
                         60                          33.71      24.44      16.79      10.64       5.87       2.36       0.00
                         70                          34.49      24.52      16.50      10.23       5.51       2.16       0.00
                         80                          34.49      23.18      14.70       8.56       4.32       1.58       0.00
                    Male, Tobacco

                                                                                 POLICY YEAR
                         ISSUE AGE               1          2          3          4          5          6          7+
-----------------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                         10                            N/A        N/A        N/A        N/A        N/A        N/A        N/A
                         20                           7.20       6.00       4.80       3.27       1.82       0.74       0.00
                         30                          10.49       8.74       6.54       4.19       2.33       0.95       0.00
                         40                          16.64      13.17       9.12       5.83       3.24       1.32       0.00
                         50                          26.80      19.59      13.50       8.59       4.75       1.92       0.00
                         60                          34.49      24.80      16.90      10.62       5.80       2.31       0.00
                         70                          34.49      24.14      15.99       9.75       5.17       1.99       0.00
                         80                          34.49      22.65      14.05       8.00       3.96       1.42       0.00
                    Female, Non-Tobacco
                                                                                 POLICY YEAR
                         ISSUE AGE               1          2          3          4          5          6          7+
-----------------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                         10                           3.18       2.65       2.12       1.59       1.06       0.52       0.00
                         20                           3.40       2.83       2.26       1.70       1.13       0.57       0.00
                         30                           4.82       4.02       3.22       2.41       1.61       0.74       0.00
                         40                           7.19       5.99       4.79       3.59       2.37       0.96       0.00
                         50                          10.78       8.98       7.18       5.39       3.29       1.33       0.00
                         60                          26.16      20.13      13.89       8.84       4.90       1.98       0.00
                         70                          34.49      24.81      16.90      10.61       5.80       2.31       0.00
                         80                          34.49      23.76      15.45       9.23       4.78       1.80       0.00
                    Female, Tobacco
                                                                                 POLICY YEAR
                         ISSUE AGE               1          2          3          4          5          6          7+
-----------------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                         10                            N/A        N/A        N/A        N/A        N/A        N/A        N/A
                         20                           4.66       3.88       3.10       2.33       1.55       0.65       0.00
                         30                           6.84       5.70       4.56       3.42       1.99       0.81       0.00
                         40                          10.40       8.67       6.94       4.77       2.66       1.08       0.00
                         50                          15.49      12.91      10.33       6.66       3.70       1.50       0.00
                         60                          31.09      22.52      15.49       9.83       5.43       2.19       0.00
                         70                          34.49      24.68      16.72      10.45       5.67       2.24       0.00
                         80                          34.49      23.55      15.19       9.00       4.62       1.72       0.00
                    Unisex, Non-Tobacco
                                                                                 POLICY YEAR
                         ISSUE AGE               1          2          3          4          5          6          7+
-----------------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                         10                           3.30       2.75       2.20       1.65       1.10       0.54       0.00
                         20                           4.26       3.55       2.84       2.13       1.42       0.64       0.00
                         30                           5.99       4.99       3.99       2.99       1.94       0.79       0.00
                         40                           9.14       7.62       6.10       4.57       2.59       1.05       0.00
                         50                          14.50      12.08       9.66       6.66       9.70       1.50       0.00
                         60                          32.38      23.49      16.15      10.25       5.66       2.28       0.00
                         70                          34.49      24.59      16.59      10.32       5.58       2.20       0.00
                         80                          34.49      23.34      14.90       8.75       4.45       1.64       0.00
                    Unisex, Tobacco
                                                                                 POLICY YEAR
                         ISSUE AGE               1          2          3          4          5          6          7+
-----------------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                         10                            N/A        N/A        N/A        N/A        N/A        N/A        N/A
                         20                           6.68       5.57       4.46       3.18       1.78       0.72       0.00
                         30                           9.76       8.13       6.34       4.06       2.26       0.92       0.00
                         40                          15.36      12.66       8.77       5.60       3.12       1.27       0.00
                         50                          24.41      18.59      12.82       8.16       4.52       1.83       0.00
                         60                          34.49      24.65      16.97      10.69       5.86       2.34       0.00
                         70                          34.49      24.28      16.18       9.94       5.30       2.06       0.00
                         80                          34.49      22.98      14.46       8.36       4.20       1.53       0.00

                                    PART II
                          UNDERTAKING TO FILE REPORTS
Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.
                              RULE 484 UNDERTAKING
Article XII of the Company's By-Laws provides for the indemnification by the Company of any person who is a party or who is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Article XII also provides for the indemnification by the Company of any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its factor by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, offer, employee or agent of another corporation, partnership, joint venture, trust or another enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification will be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Company unless and only to the extent that the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonable entitled to indemnity for such expenses which such court shall deem proper.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
                REPRESENTATIONS PURSUANT TO SECTION 26(e)(2)(A)
The Company represents that the aggregate charges under the Contracts are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.

                       CONTENTS OF REGISTRATION STATEMENT
This Registration Statement comprises the following papers and documents:

The facing sheet.

A reconciliation and tie-in of information shown in the Prospectus with the items of Form N-8B-2.


The Prospectus consisting of 97 pages.


The undertaking to file reports.

The undertaking pursuant to Rule 484.

Representations pursuant to Section 26(a)(2)(A).

The signatures.

Written consents of the following persons:

 Stephen M. Morain, Esquire.
 Messrs. Sutherland, Asbill & Brennan, LLP.
 Ernst & Young LLP, Independent Auditors.
 Christopher G. Daniels, FSA, MSAA, Consulting Actuary.

The following exhibits:


     1.A.  1.     Certified Resolution of the Board of
                    Directors of the Company establishing
                    the Variable Account. (1)
           2.     None.
           3.     Form of Principal Underwriting
                    Agreement. (2)
           4.     None.
           5.     (a) Revised Form of Policy. (3)
                  (b) Form of Application. (2)
           6.     (a) Articles of Incorporation of the
                    Company. (1)
                  (b) By-Laws of the Company. (1)
           7.     None.
           8.     None.
           9.     (a) Participation Agreement relating to
                    EquiTrust Variable Insurance Series
                    Fund. (2)
                  (b)(1) Participation Agreement relating
                    to Fidelity Variable Insurance
                    Products Fund. (3)
                  (b)(2) Participation Agreement relating
                    to Fidelity Variable Insurance
                    Products Fund II. (3)
                  (b)(3) Participation Agreement relating
                    to Fidelity Variable Insurance
                    Products Fund III. (3)
                  (c) Participation Agreement relating to
                    T. Rowe Price Equity Series, Inc. and
                    T. Rowe Price International Series,
                    Inc. (2)
           10.    Form of Application (see Exhibit
                    1.A.(5)(c) above.)
     2.    * Opinion and Consent of Stephen M. Morain,
             Esquire.
     3.    *Financial Statement Schedules.
     4.    Not applicable.
     5.    Not applicable.
     6.    *Opinion and Consent of Christopher G. Daniels,
             FSA, MSAA, Life Product Development and
             Pricing Vice President.
     7.    *(a) Consent of Ernst & Young LLP.
           *(b) Consent of Messrs. Sutherland, Asbill &
             Brennan LLP.
     8.    Memorandum describing the Company's conversion
             procedure (included in Exhibit 9 hereto).
     9.    Revised Memorandum describing the Company's
             issuance, transfer and redemption procedures
             for the Policy. (3)

     10.   Powers of Attorney (1)

------------------------

*   Attached as an exhibit.

(1) Incorporated herein by reference to the initial filing of this Registration Statement (File No. 333-45805) filed on February 6, 1998.


(2) Incorporated herein by reference to pre-effective amendment No. 1 of this Registration Statement (File No. 333-45805) filed on June 17, 1998.



(3) Incorporated herein by reference to pre-effective amendment No. 2 of this Registration Statement (File No. 333-45805) filed on October 2, 1998.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant, Farm Bureau Life Variable Account II, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of West Des Moines, State of Iowa, on the 22nd day of April, 1999.


                                          Farm Bureau Life Insurance Company
                                          Farm Bureau Life Variable Account II

                                          By:      /s/ EDWARD M. WIEDERSTEIN

                                              ----------------------------------
                                                    Edward M. Wiederstein
                                                         PRESIDENT
                                              Farm Bureau Life Insurance Company

                                          Attest:      /s/ RICHARD D. HARRIS

                                                --------------------------------
                                                       Richard D. Harris
                                                  SENIOR VICE PRESIDENT AND
                                                       SECRETARY-TREASURER
                                                   Farm Bureau Life Insurance
                                                             Company

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the dates set forth below.


          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

  /s/ EDWARD M. WIEDERSTEIN     President and Director
------------------------------   [Principal                   April 22, 1999
    Edward M. Wiederstein        Executive Officer]

                                Senior Vice President and
    /s/ RICHARD D. HARRIS        Secretary-
------------------------------   Treasurer [Principal         April 22, 1999
      Richard D. Harris          Financial Officer]

      /s/ JAMES W. NOYCE        Chief Financial Officer
------------------------------   [Principal                   April 22, 1999
        James W. Noyce           Accounting Officer]

------------------------------  Vice President and            April 22, 1999
        Craig A. Lang*           Director

------------------------------  Director                      April 22, 1999
      Kenneth R. Ashby*

------------------------------  Director                      April 22, 1999
      Al Christopherson*

------------------------------  Director                      April 22, 1999
      Ernest A. Glienke*

          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

------------------------------  Director                      April 22, 1999
     Philip A. Hemesath*

------------------------------  Director                      April 22, 1999
        Craig D. Hill*

------------------------------  Director                      April 22, 1999
      Daniel L. Johnson*

------------------------------  Director                      April 22, 1999
     Richard G. Kjerstad*

------------------------------  Director                      April 22, 1999
      Lindsey D. Larsen*

------------------------------  Director                      April 22, 1999
      David R. Machacek*

------------------------------  Director                      April 22, 1999
      Donald O. Narigon*

------------------------------  Director                      April 22, 1999
       Bryce P. Neidig*

------------------------------  Director                      April 22, 1999
      Charles E. Norris*

------------------------------  Director                      April 22, 1999
       Keith R. Olsen*

------------------------------  Director                      April 22, 1999
     Bennett M. Osmonson*

------------------------------  Director                      April 22, 1999
      Howard D. Poulson*

------------------------------  Director                      April 22, 1999
      Sally A. Puttmann*

------------------------------  Director                      April 22, 1999
     Beverly L. Schnepel*

          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

------------------------------  Director                      April 22, 1999
       F. Gary Steiner*



By:     /s/ STEPHEN M. MORAIN
      -------------------------
          Stephen M. Morain
          ATTORNEY-IN-FACT
        PURSUANT TO POWER OF
              ATTORNEY